                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about the Delaware Golden Medallion variable annuity contract issued by First Allmerica Financial Life Insurance Company. The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information dated July 10, 2001 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-423-5252. The Table of Contents of the Statement of Additional Information is listed on page 4 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http:// www.sec.gov).

The Variable Account, known as Separate Account VA-K is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this contract invests exclusively in shares of one of the following funds:

DELAWARE GROUP PREMIUM FUND                                   THE ALGER AMERICAN FUND
DGPF Balanced Series                                          Alger American Leveraged AllCap Portfolio
DGPF Capital Reserves Series                                  Alger American MidCap Growth Portfolio
DGPF Cash Reserve Series                                      Alger American Small Capitalization Portfolio
DGPF Convertible Securities Series                            ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
DGPF Devon Series                                             Alliance Growth Portfolio
DGPF Emerging Markets Series                                  Alliance Growth and Income Portfolio
DGPF Global Bond Series                                       Alliance Premier Growth Portfolio
DGPF Growth & Income Series                                   Alliance Technology Portfolio
DGPF Growth Opportunities Series                              FRANKLIN TEMPLETON VARIABLE INSURANCE
DGPF High Yield Series                                        PRODUCTS TRUST (CLASS 2)
DGPF International Equity Series                              FT VIP Franklin Small Cap Fund
DGPF REIT Series                                              FT VIP Mutual Shares Securities Fund
DGPF Select Growth Series                                     FT VIP Templeton Growth Securities Fund
DGPF Small Cap Value Series                                   FT VIP Templeton International Securities Fund
DGPF Social Awareness Series                                  PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
DGPF Strategic Income Series                                  Pioneer Emerging Markets VCT Portfolio
DGPF Technology and Innovation Series                         Pioneer Mid-Cap Value VCT Portfolio
DGPF Trend Series
DGPF U.S. Growth Series
AIM VARIABLE INSURANCE FUNDS
AIM V.I. Growth Fund
AIM V.I. High Yield Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund

The Fixed Account, which is part of the Company's General Account, is an additional investment option that pays an interest rate guaranteed for one year from the time a payment is received.

THIS CONTRACT INCLUDES A PAYMENT CREDIT (OR BONUS) ENHANCEMENT FEATURE. EXPENSES FOR THIS CONTRACT MAY BE HIGHER THAN A CONTRACT WITHOUT A PAYMENT CREDIT. OVER TIME, THE AMOUNT OF THE PAYMENT CREDIT MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE PAYMENT CREDIT. YOU SHOULD CONSIDER THIS POSSIBILITY BEFORE PURCHASING THE CONTRACT.

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              DATED JULY 10, 2001

The Company offers a variety of fixed and variable annuity contracts. These other contracts may offer features, including investment options, fees and/or charges that are different from those in the contract offered by this Prospectus. The other contracts may be offered through different distributors. Upon request, your financial representative can show you information regarding other annuity contracts offered by the Company. You can also contact the Company directly to find out more about these annuity contracts.

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................         5
SUMMARY OF FEES AND EXPENSES................................         7
SUMMARY OF CONTRACT FEATURES................................        13
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
 UNDERLYING INVESTMENT COMPANIES............................        18
INVESTMENT OBJECTIVES AND POLICIES..........................        20
PERFORMANCE INFORMATION.....................................        23
DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.......        25
  A.   Payments.............................................        25
  B.   Payment Credits......................................        25
  C.   Computation of Values................................        26
        The Accumulation Unit...............................        26
        Net Investment Factor...............................        26
  D.   Right to Cancel......................................        27
  E.   Transfer Privilege...................................        27
        Automatic Transfers (Dollar Cost Averaging).........        28
        Automatic Account Rebalancing.......................        28
  F.   Surrenders and Withdrawals...........................        29
        Systematic Withdrawals..............................        30
        Life Expectancy Distributions.......................        30
        Systematic Level Free of Surrender Charge Withdrawal
        Program.............................................        31
  G.   Death Benefit........................................        31
        Payment of the Death Benefit Prior to the Annuity
        Date................................................        32
  H.   The Spouse of the Owner as Beneficiary...............        32
  I.   Assignment...........................................        32
ANNUITIZATION -- THE PAYOUT PHASE...........................        33
  A.   Electing the Annuity Date............................        33
  B.   Choosing the Annuity Payout Option...................        33
        Fixed Annuity Payout Options........................        34
        Variable Annuity Payout Options.....................        34
  C.   Description of Annuity Payout Options................        34
  D.   Variable Annuity Benefit Payments....................        35
        The Annuity Unit....................................        35
        Determination of the First Annuity Benefit
        Payment.............................................        36
        Determination of the Number of Annuity Units........        36
        Dollar Amount of Subsequent Variable Annuity Benefit
        Payments............................................        36
        Payment of Annuity Benefit Payments.................        36
  E.   Transfers of Annuity Units...........................        37
  F.   Withdrawals After the Annuity Date...................        37
        Calculation of Proportionate Reduction..............        38
        Calculation of Present Value........................        38
        Deferral of Withdrawals.............................        39
  G.   Reversal of Annuitization............................        39
  H.   NORRIS Decision......................................        39
CHARGES AND DEDUCTIONS......................................        40
  A.   Variable Account Deductions..........................        40
        Mortality and Expense Risk Charge...................        40
        Administrative Expense Charge.......................        40
        Other Charges.......................................        41
  B.   Contract Fee.........................................        41
  C.   Premium Taxes........................................        41

  D.   Surrender Charge.....................................        42
        Calculation of Surrender Charge.....................        42
        Withdrawal Without Surrender Charge.................        42
        Effect of Withdrawal Without Surrender Charge
        Amount..............................................        45
        Reduction or Elimination of Surrender Charge and
        Additional Amounts Credited.........................        46
  E.   Transfer Charge......................................        47
  F.   Withdrawal Adjustment Charge.........................        47
FEDERAL TAX CONSIDERATIONS..................................        48
  A.   General..............................................        48
        The Company.........................................        48
        Diversification Requirements........................        48
        Investor Control....................................        48
  B.   Qualified and Non-Qualified Contracts................        49
  C.   Taxation of the Contract in General..................        49
        Withdrawals Prior to Annuitization..................        49
        Withdrawals After Annuitization.....................        49
        Annuity Payouts After Annuitization.................        50
        Penalty on Distribution.............................        50
        Assignments or Transfers............................        50
        Nonnatural Owners...................................        50
        Deferred Compensation Plans of State and Local
        Governments and Tax-Exempt Organizations............        51
  D.   Tax Withholding......................................        51
  E.   Provisions Applicable to Qualified Employer Plans....        51
        Corporate and Self-Employed Pension and Profit
        Sharing Plans.......................................        51
        Individual Retirement Annuities.....................        51
        Tax-Sheltered Annuities.............................        52
        Texas Optional Retirement Program...................        52
STATEMENTS AND REPORTS......................................        52
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........        52
CHANGES TO COMPLY WITH LAW AND AMENDMENTS...................        53
VOTING RIGHTS...............................................        54
DISTRIBUTION................................................        54
LEGAL MATTERS...............................................        54
FURTHER INFORMATION.........................................        55
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT......       A-1
APPENDIX B -- SURRENDER CHARGES.............................       B-1
APPENDIX C -- EXAMPLES OF PRESENT VALUE WITHDRAWALS.........       C-1

                 STATEMENT OF ADDITIONAL INFORMATION
                          TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY.............................         2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
 COMPANY....................................................         3
SERVICES....................................................         3
UNDERWRITERS................................................         4
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT
 CALCULATION................................................         4
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING)
 PROGRAM....................................................         6
PERFORMANCE INFORMATION.....................................         6
FINANCIAL STATEMENTS........................................       F-1

                                 SPECIAL TERMS

ACCUMULATED VALUE: the total dollar amount of all values in the Sub-Accounts and the Fixed Account credited to the Contract on any day before the Annuity Date. The Accumulated Value includes all Payment Credits applied to the Contract.

ACCUMULATION UNIT: a measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract whose life is used to determine the duration of annuity benefit payments involving a life contingency. Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants.

ANNUITY BENEFIT PAYMENT CHANGE FREQUENCY: the frequency (monthly, quarterly, semi-annually or annually) that changes due to investment performance will be reflected in the dollar value of an annuity benefit payment under a variable annuity payout option.

ANNUITY DATE: the date specified in the Contract or a date elected later by the Owner to begin annuity benefit payments. This date must be at least one year after the issue date and may not be later than the oldest Owner's 90th birthday.

ANNUITY UNIT: a measure used to calculate annuity benefit payments under a variable payout option.

ANNUITY VALUE: the value of the amount applied under an annuity payout option.

COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to First Allmerica Financial Life Insurance Company.

CONTRACT YEAR: a period of twelve consecutive months starting on the Contract's issue date or on any anniversary of the Issue Date.

CUMULATIVE EARNINGS: the Accumulated Value reduced by total payments not previously withdrawn.

FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT: an annuity payout option with annuity benefit payments that are fixed in amount and guaranteed throughout the annuity benefit payment period.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GROSS PAYMENT BASE: the total of all payments invested in the Contract, less any withdrawals which exceed the Withdrawal Without Surrender Charge amount.

ISSUE DATE: the date the Contract is issued and the date that is used to determine Contract days, Contract months, Contract years and Contract anniversaries.

OWNER (YOU): the person, persons (Joint Owners) or entity entitled to exercise the rights and privileges under this Contract. Unless otherwise indicated, any reference to Owner shall include Joint Owners.

PAYMENT CREDIT: an amount added to the Contract by the Company when a payment is made to the Contract. The amount will be a specified percentage of the payment.

SUB-ACCOUNT: a subdivision of Separate Account VA-K investing exclusively in the shares of a corresponding Underlying Fund.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any applicable Contract fee and/or surrender charge and rider charge.

UNDERLYING FUNDS (FUNDS): an investment portfolio of Delaware Group Premium Fund ("DGPF"), AIM Variable Insurance Funds ("AVIF"), The Alger American Fund ("Alger"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), and Pioneer Variable Contracts Trust ("Pioneer VCT").

VALUATION DATE: a day on which the unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Portfolio's portfolio securities such that the current unit value of the Sub-Accounts may be affected materially.

VARIABLE ACCOUNT: Separate Account VA-K, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company and the assets are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of certain of the Underlying Funds.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will incur directly or indirectly under the Contract. The purpose of the following tables is to help you understand these various charges. The tables show (1) charges under the Contract, (2) annual expenses of the Sub-Accounts, and (3) annual expenses of the Underlying Funds during the accumulation phase. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "C. Premium Taxes" under CHARGES AND DEDUCTIONS.

                                                                 COMPLETE YEARS
                                                                  FROM DATE OF
                                                                    PAYMENT           CHARGE
(1) CONTRACT CHARGES:                                            --------------       ------
                                                                 Less than 4           8.5%
                                                                 Less than 5           7.5%
                                                                 Less than 6           6.5%
                                                                 Less than 7           5.5%
                                                                 Less than 8           3.5%
                                                                 Less than 9           1.5%
                                                                  Thereafter            0
SURRENDER CHARGE:*
  During the accumulation phase, this charge may be
  assessed upon surrender, withdrawals or reversal of
  annuitization. The charge is a percentage of payments
  withdrawn (in excess of any amount that is free of
  surrender charge) within the indicated time period.

*From time to time, the Company may reduce or eliminate the surrender charge, the period during which it applies, or both, and/or credit additional amounts on Contracts when
Contracts are sold to individuals or groups in a manner that reduces sales expenses or where the Owner and Annuitant on the date of issue is within certain classes of eligible individuals. For more information see "Reduction or Elimination of Surrender Charge and
Additional Amounts Credited" under "D. Surrender Charge" in the CHARGES AND DEDUCTIONS section.

TRANSFER CHARGE:                                                                       None
  The Company currently does not charge for processing
  transfers and guar-antees that the first 12 transfers in
  a Contract year will not be subject to a transfer
  charge. For each subsequent transfer, the Company
  reserves the right to assess a charge, guaranteed never
  to exceed $25, to reimburse the Company for the costs of
  processing the transfer.

ANNUAL CONTRACT FEE:                                                                   $30
  During the accumulation phase, the fee is deducted
  annually and upon surrender when Accumulated Value is
  less than $75,000. The fee is waived for Contracts
  issued to and maintained by the trustee of a 401(k)
  plan.

WITHDRAWAL ADJUSTMENT CHARGE AFTER THE ANNUITY DATE:
If you are receiving annuity payments under the Payments Guaranteed for a Specified
Number of Years annuity option, you may request withdrawals which will result in a calculation by the Company of the Present Value of future annuity payments. For withdrawals taken within 5 years of the Issue Date, the Assumed Investment Return ("AIR")
you have chosen (in the case of a variable option) or the interest rate (in the case of a fixed option) used to determine the Present Value is increased by a 1.00% Withdrawal
Adjustment Charge.

The increase to the AIR or the interest rate used to determine the Present Value results in a greater proportionate reduction in the number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option), than if the increase had not been made. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments. See "D. Variable Annuity Benefit Payments" and "F. Withdrawals After
the Annuity Date" under ANNUITIZATION -- THE PAYOUT PHASE for additional information.

(2) ANNUAL SUB-ACCOUNT EXPENSES:
  (on an annual basis as a percentage of average daily net
  assets)
  Mortality and Expense Risk Charge:                                               1.40%
  Administrative Expense Charge:                                                   0.15%
                                                                                   ------
  Total Annual Expenses:                                                           1.55%

(3) ANNUAL UNDERLYING FUND EXPENSES: Total expenses of the Underlying Funds are not fixed or specified under the terms of the Contract and will vary from year to year. The levels of fees and expenses also vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds as a percentage of average net assets for the year ended December 31, 2000, as adjusted for any material changes.

                                                                                                  TOTAL FUND
                                          MANAGEMENT FEE       SERVICE     OTHER EXPENSES          EXPENSES
                                            (AFTER ANY         FEES OR       (AFTER ANY      (AFTER ANY WAIVERS/
FUND                                    VOLUNTARY WAIVERS)   12B-1 FEES*   REIMBURSEMENTS)     REIMBURSEMENTS)
----                                    ------------------   -----------   ---------------   --------------------
DGPF Balanced Series..................        0.65%             0.00%           0.14%         0.79%(1)
DGPF Capital Reserves Series..........        0.50%             0.00%           0.13%         0.63%(1)
DGPF Cash Reserve Series..............        0.45%             0.00%           0.18%         0.63%(1)
DGPF Convertible Securities Series....        0.75%             0.00%           0.08%         0.83%(1)
DGPF Devon Series.....................        0.61%             0.00%           0.19%         0.80%(1)(2)
DGPF Emerging Markets Series..........        1.09%             0.00%           0.43%         1.52%(1)(2)(3)
DGPF Global Bond Series...............        0.65%             0.00%           0.20%         0.85%(1)(2)
DGPF Growth & Income Series...........        0.60%             0.00%           0.08%         0.68%(1)
DGPF Growth Opportunities Series......        0.75%             0.00%           0.09%         0.84%(1)
DGPF High Yield Series................        0.65%             0.00%           0.12%         0.77%(1)
DGPF International Equity Series......        0.78%             0.00%           0.17%         0.95%(1)(2)
DGPF REIT Series......................        0.57%             0.00%           0.28%         0.85%(1)(2)
DGPF Select Growth Series.............        0.68%             0.00%           0.14%         0.82%(1)(2)(3)
DGPF Small Cap Value Series...........        0.71%             0.00%           0.14%         0.85%(1)(2)
DGPF Social Awareness Series..........        0.69%             0.00%           0.16%         0.85%(1)(2)
DGPF Strategic Income Series..........        0.65%             0.00%           0.15%         0.80%(1)
DGPF Technology and Innovation
 Series**.............................        0.47%             0.00%           0.41%         0.88%(1)(2)(3)
DGPF Trend Series.....................        0.74%             0.00%           0.09%         0.83%(1)(2)
DGPF U. S. Growth Series..............        0.65%             0.00%           0.09%         0.74%(1)
AIM V.I. Growth Fund..................        0.61%             0.00%           0.22%         0.83%
AIM V.I. High Yield Fund..............        0.63%             0.00%           0.56%         1.19%(4)
AIM V.I. International Equity Fund....        0.73%             0.00%           0.29%         1.02%
AIM V.I. Value Fund...................        0.61%             0.00%           0.23%         0.84%
Alger American Leveraged AllCap
 Portfolio............................        0.85%             0.00%           0.05%         0.90%
Alger American MidCap Growth
 Portfolio............................        0.80%             0.00%           0.04%         0.84%
Alger American Small Capitalization
 Portfolio............................        0.85%             0.00%           0.05%         0.90%
Alliance Growth Portfolio
 (Class B)............................        0.75%             0.25%           0.08%         1.08%
Alliance Growth and Income Portfolio
 (Class B)............................        0.63%             0.25%           0.07%         0.95%
Alliance Premier Growth Portfolio
 (Class B)............................        1.00%             0.25%           0.05%         1.30%
Alliance Technology Portfolio
 (Class B)............................        0.97%             0.25%           0.09%         1.31%(5)
FT VIP Franklin Small Cap Fund
 (Class 2)............................        0.53%             0.25%           0.28%         1.06%(6)(7)(8)
FT VIP Mutual Shares Securities Fund
 (Class 2)............................        0.60%             0.25%           0.20%         1.05%(6)
FT VIP Templeton Growth Securities
 Fund (Class 2).......................        0.81%             0.25%           0.06%         1.12%(6)(9)
FT VIP Templeton International
 Securities Fund (Class 2)............        0.67%             0.25%           0.20%         1.12%(6)
Pioneer Emerging Markets VCT Portfolio
 (Class II)***........................        0.36%             0.25%           1.50%         2.11%(10)(11)(12)
Pioneer Mid-Cap Value VCT Portfolio
 (Class II)...........................        0.65%             0.25%           0.11%         1.01%(10)

* The Company may receive service fees or 12b-1 fees from the Underlying Funds in return for providing certain services. In addition, the Company may receive fees from the investment advisers or other service providers for providing such services.

** Standard Class shares of the DGPF Technology and Innovation Series commenced operations on September 1, 2000; therefore, expenses shown are estimated and annualized.

*** Class II shares of the Pioneer Emerging Markets VCT Portfolio commenced operations on May 1, 2000; therefore, expenses shown are annualized.

(1)Effective May 1, 2001 through October 31, 2001, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the DGPF Emerging Markets Series; 0.95% for the DGPF International Equity Series; 0.85% for DGPF Convertible Securities Series, DGPF Global Bond Series, DGPF Growth Opportunities Series, DGPF REIT Series, DGPF Select Growth Series, DGPF Small Cap Value Series, DGPF Social Awareness Series, DGPF Technology and Innovation Series and DGPF Trend Series; 0.75% for DGPF U.S. Growth Series; and 0.80% for all other Series. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitations which took effect on May 1, 2001. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds.

(2)For the fiscal year ended December 31, 2000, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 1.68% for DGPF Emerging Markets Series, 1.02% for DGPF International Equity Series, 1.03% for DGPF REIT Series, 0.89% for DGPF Select Growth Series, 0.91% for DGPF Social Awareness Series, 0.95% for DGPF Global Bond Series, 0.84% for DGPF Devon Series, 0.84% for DGPF Trend Series, 0.89% for DGPF Small Cap Value Series and 1.16% for DGPF Technology and Innovation Series.

(3)Through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. The total operating expenses, after reimbursement, were 1.50% for DGPF Emerging Markets Series, 0.81% for DGPF Select Growth Series and 0.84% for Technology and Innovation Series.

(4)Expenses have been restated to reflect current fees.

(5)Prior to May 1, 2000, the advisor of Alliance Technology Portfolio agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit Total Operating Expenses on an annual basis to 1.20% of the average daily net assets. Effective May 1, 2000 the advisor determined not to extend the expense limitation undertaking of the Portfolio. Absent any waiver or reimbursement the Total Operating Expenses would have been 1.33%.

(6)The Fund's class 2 distribution plan or rule 12b-1 plan is described in the Fund's prospectus.

(7)Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000.

(8)The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in Franklin Templeton Money Fund.This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Including this reduction the Total Operating Expenses were 1.02%.

(9)The fund administration fee is paid indirectly through the Management fee.

(10)Class II shares of the Pioneer Emerging Markets VCT Portfolio and Pioneer Mid-Cap Value VCT Portfolio commenced operations on May 1, 2000; therefore, expenses shown are annualized.

(11)Pioneer Investment Management, Inc. (Pioneer) has agreed voluntarily through December 31, 2001 to limit its management fee and, if necessary, to limit other operating expenses of Class I shares of the Pioneer Emerging Markets VCT Portfolio to 1.75% of the average daily net assets attributable to Class I shares. The portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. The declaration of a voluntary limitation and/or reimbursement in any year does not bind Pioneer to declare further expense limitations with respect to these portfolios. These agreements are voluntary and may be terminated with notice.

Excluding certain offset arrangements, but after the effect of the voluntary limitation, expenses attributable to Class II shares would have been 2.11% for the Pioneer Emerging Markets VCT Portfolio. For the fiscal year ended December 31, 2000, assuming no voluntary limitations and no expense offset arrangements, portfolio expenses as a percentage of average daily net assets attributable to Class II shares were 4.47% for the Pioneer Emerging Markets VCT Portfolio.

(12)Total expenses are gross of amounts paid in connection with certain expense offset arrangements. Assuming reduction for expense offset arrangements, total operating expenses attributable to Class II shares for the fiscal period ended December 31, 2000, were 2.09% for the Pioneer Emerging Markets VCT Portfolio.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

EXPENSE EXAMPLES: The following examples demonstrate the cumulative expenses which an Owner would pay during the accumulation phase at 1-year, 3-year, 5-year, and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets. The examples further assume the Underlying Fund expenses, including any waivers/reimbursements, listed above remain the same in each of the 1, 3, 5, and 10-year intervals. As required by rules of the Securities and Exchange Commission ("SEC"), the Contract fee is reflected in the examples by a method designed to show the "average" impact on an investment in the Variable Account. The total Contract fees collected are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.04%, and the amount of the Contract fee is assumed to be $0.40 in the examples. The Contract fee is only deducted when the Accumulated Value is less than $75,000. Lower costs apply to Contracts owned and maintained under a 401(k) plan. Because the expenses of the Underlying Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(1) If, at the end of the applicable time period, you surrender your Contract, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

WITH SURRENDER CHARGE                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------                                        --------   --------   --------   --------
DGPF Balanced Series.......................................    $102       $155       $199       $266
DGPF Capital Reserves Series...............................    $100       $151       $190       $249
DGPF Cash Reserve Series...................................    $100       $151       $190       $249
DGPF Convertible Securities Series.........................    $102       $157       $201       $270
DGPF Devon Series..........................................    $102       $156       $199       $267
DGPF Emerging Markets Series...............................    $108       $176       $236       $340
DGPF Global Bond Series....................................    $102       $157       $202       $272
DGPF Growth & Income Series................................    $100       $152       $193       $254
DGPF Growth Opportunities Series...........................    $102       $157       $201       $271
DGPF High Yield Series.....................................    $101       $155       $198       $264
DGPF International Equity Series...........................    $103       $160       $207       $282
DGPF REIT Series...........................................    $102       $157       $202       $272
DGPF Select Growth Series..................................    $102       $156       $200       $269
DGPF Small Cap Value Series................................    $102       $157       $202       $272
DGPF Social Awareness Series...............................    $102       $157       $202       $272
DGPF Strategic Income Series...............................    $102       $156       $199       $267
DGPF Technology and Innovation Series......................    $102       $158       $203       $275
DGPF Trend Series..........................................    $102       $157       $201       $270
DGPF U. S. Growth Series...................................    $101       $154       $196       $260
AIM V.I. Growth Fund.......................................    $102       $157       $201       $270
AIM V.I. High Yield Fund...................................    $105       $167       $220       $307
AIM V.I. International Equity Fund.........................    $104       $162       $211       $290
AIM V.I. Value Fund........................................    $102       $157       $201       $271
Alger American Leveraged AllCap Portfolio..................    $103       $159       $205       $277
Alger American MidCap Growth Portfolio.....................    $102       $157       $201       $271
Alger American Small Capitalization Portfolio..............    $103       $159       $205       $277
Alliance Growth Portfolio..................................    $104       $164       $214       $296
Alliance Growth and Income Portfolio.......................    $103       $160       $207       $282
Alliance Premier Growth Portfolio..........................    $106       $170       $225       $318
Alliance Technology Portfolio..............................    $106       $170       $226       $319
FT VIP Franklin Small Cap Fund.............................    $104       $163       $213       $294
FT VIP Mutual Shares Securities Fund.......................    $104       $163       $212       $293
FT VIP Mutual Shares Securities Fund.......................    $105       $165       $216       $300
FT VIP Templeton International Securities Fund.............    $105       $165       $216       $300
Pioneer Emerging Markets VCT Portfolio.....................    $114       $192       $264       $396
Pioneer Mid-Cap Value VCT Portfolio........................    $104       $162       $210       $289

(2) If, at the end of the applicable time period, you do not surrender your Contract or you annuitize, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and no Rider:

WITHOUT SURRENDER CHARGE                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------                                     --------   --------   --------   --------
DGPF Balanced Series.......................................    $23        $ 72       $124       $266
DGPF Capital Reserves Series...............................    $22        $ 67       $115       $249
DGPF Cash Reserve Series...................................    $22        $ 67       $115       $249
DGPF Convertible Securities Series.........................    $24        $ 73       $126       $270
DGPF Devon Series..........................................    $24        $ 73       $124       $267
DGPF Emerging Markets Series...............................    $31        $ 95       $161       $340
DGPF Global Bond Series....................................    $24        $ 74       $127       $272
DGPF Growth & Income Series................................    $22        $ 69       $118       $254
DGPF Growth Opportunities Series...........................    $24        $ 74       $126       $271
DGPF High Yield Series.....................................    $23        $ 72       $123       $264
DGPF International Equity Series...........................    $25        $ 77       $132       $282
DGPF REIT Series...........................................    $24        $ 74       $127       $272
DGPF Select Growth Series..................................    $24        $ 73       $125       $269
DGPF Small Cap Value Series................................    $24        $ 74       $127       $272
DGPF Social Awareness Series...............................    $24        $ 74       $127       $272
DGPF Strategic Income Series...............................    $24        $ 73       $124       $267
DGPF Technology and Innovation Series......................    $24        $ 75       $128       $275
DGPF Trend Series..........................................    $24        $ 73       $126       $270
DGPF U. S. Growth Series...................................    $23        $ 71       $121       $260
AIM V.I. Growth Fund.......................................    $24        $ 73       $126       $270
AIM V.I. High Yield Fund...................................    $28        $ 85       $145       $307
AIM V.I. International Equity Fund.........................    $26        $ 79       $136       $290
AIM V.I. Value Fund........................................    $24        $ 74       $126       $271
Alger American Leveraged AllCap Portfolio..................    $25        $ 76       $130       $277
Alger American MidCap Growth Portfolio.....................    $24        $ 74       $126       $271
Alger American Small Capitalization Portfolio..............    $25        $ 76       $130       $277
Alliance Growth Portfolio..................................    $26        $ 81       $139       $296
Alliance Growth and Income Portfolio.......................    $25        $ 77       $132       $282
Alliance Premier Growth Portfolio..........................    $29        $ 88       $150       $318
Alliance Technology Portfolio..............................    $29        $ 88       $151       $319
FT VIP Franklin Small Cap Fund.............................    $26        $ 81       $138       $294
FT VIP Mutual Shares Securities Fund.......................    $26        $ 80       $137       $293
FT VIP Templeton Growth Securities Fund....................    $27        $ 83       $141       $300
FT VIP Templeton International Securities Fund.............    $27        $ 83       $141       $300
Pioneer Emerging Markets VCT Portfolio.....................    $37        $113       $191       $396
Pioneer Mid-Cap Value VCT Portfolio........................    $26        $ 79       $135       $289

                          SUMMARY OF CONTRACT FEATURES

WHAT IS THE DELAWARE GOLDEN MEDALLION VARIABLE ANNUITY?

The Delaware Golden Medallion variable annuity contract or certificate ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract may be purchased up to age 85 of the oldest Owner or, if the Owner is not a natural person, the oldest Annuitant. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

    - a customized investment portfolio;

    - a Fixed Account;

    - a Payment Credit equal to 4% of your payment, added to the Contract's Accumulated Value as soon as your payment is applied;

    - experienced professional investment advisers;

    - tax deferral on earnings;

    - guarantees that can protect your family;

    - withdrawals during the accumulation and annuitization phases; and

    - income that you can receive for life.

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase (described below). During the accumulation phase, you may allocate your initial payment and any additional payments you choose to make among the Sub-Accounts investing in the investment portfolios ("Underlying Funds") and to the Fixed Account (collectively "the investment options.") You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Underlying Funds and any accumulations in the Fixed Account. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of your death. See discussion below: WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

If you or a Joint Owner dies before the Annuity Date, a death benefit will be paid to the beneficiary. (No death benefit is payable at the death of any Annuitant except when the Owner is not a natural person.) See "G. Death Benefit" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, you, or the payee you designate, can receive income based on one of the numerous annuity payout options available under the Contract. You choose:

    - the annuity payout option;

    - the date annuity benefit payments begin but no earlier than one year after the Issue Date; and

    - whether you want variable annuity benefit payments based on the investment performance of the Underlying Funds, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments; and

    - whether you want certain protections provided under optional riders.

If you select a period certain option with payments guaranteed for a specified number of years, you may also take withdrawals during the annuity payout phase.

Under this annuity payout option, the Owner may make multiple Present Value Withdrawals each calendar year. For more information, see "F. Withdrawals After the Annuity Date" under ANNUITIZATION -- THE PAYOUT PHASE. In addition, if you choose a variable payout option, you may transfer among the available Sub-Accounts.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, First Allmerica Financial Life Insurance Company. Each Contract has an Owner (or an Owner and a Joint Owner), an Annuitant (or an Annuitant and a Joint Annuitant) and one or more beneficiaries. As Owner, you may:

    - make payments

    - choose investment allocations

    - choose annuity payout options

    - receive annuity benefit payments (or designate someone else to receive annuity benefit payments)

    - select the Annuitant and beneficiary.

The Annuitant is the person whose life is used to determine the duration of annuity benefit payments involving a life contingency. There must be at least one Annuitant at all times. If an Annuitant dies and a replacement is not named, the Owner will become the new Annuitant. The beneficiary is the person(s) or entity entitled to the death benefit at the death of a sole Owner prior to the Annuity Date. In the case of the death of a Joint Owner, the surviving Joint Owner will receive the death benefit. Under certain circumstances, the beneficiary may be entitled to annuity benefit payments upon the death of an Owner on or after the Annuity Date.

HOW MUCH CAN I INVEST AND HOW OFTEN?

During the Accumulation Phase, you may make additional payments. Total payments under the Contract can exceed $5,000,000 only with the Company's prior approval. The number and frequency of your payments are flexible, subject only to a $5,000 minimum ($2,000 for IRA's) for your initial payment and a $50 minimum for any additional payments. A lower initial payment is permitted and where monthly payments are being forwarded directly from a financial institution.

Each time you make a payment, you will immediately receive a Payment Credit equal to 4% of your payment. This Payment Credit will be immediately invested along with your payment. However, if you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit. For more information, see "D. Right to Cancel" under DESCRIPTION OF THE CONTRACT --THE ACCUMULATION PHASE.

WHAT ARE MY INVESTMENT CHOICES?

You may choose among the Sub-Accounts investing in the Underlying Funds and the Fixed Account.

THE VARIABLE ACCOUNT. You have the choice of Sub-Accounts investing in the following Underlying Funds:

DGPF Balanced Series                        AIM V.I. Growth Fund
DGPF Capital Reserves Series                AIM V.I. High Yield Fund
DGPF Cash Reserve Series                    AIM V.I. International Equity Fund
DGPF Convertible Securities Series          AIM V.I. Value Fund
DGPF Devon Series                           Alger American Leveraged AllCap Portfolio
DGPF Emerging Markets Series                Alger American MidCap Growth Portfolio
DGPF Global Bond Series                     Alger American Small Capitalization Portfolio
DGPF Growth & Income Series                 Alliance Growth Portfolio
DGPF Growth Opportunities Series            Alliance Growth and Income Portfolio
DGPF High Yield Series                      Alliance Premier Growth Portfolio
DGPF International Equity Series            Alliance Technology Portfolio
DGPF REIT Series                            FT VIP Franklin Small Cap Fund
DGPF Select Growth Series                   FT VIP Mutual Shares Securities Fund
DGPF Small Cap Value Series                 FT VIP Templeton Growth Securities Fund
DGPF Social Awareness Series                FT VIP Templeton International Securities Fund
DGPF Strategic Income Series                Pioneer Emerging Markets VCT Portfolio
DGPF Technology and Innovation Series       Pioneer Mid-Cap Value VCT Portfolio
DGPF Trend Series
DGPF U. S. Growth Series

Each Underlying Fund operates pursuant to different investment objectives, and this range of investment options enables you to allocate your money among the Underlying Funds to meet your particular investment needs. For a more detailed description of the Underlying Funds, see INVESTMENT OBJECTIVES AND POLICIES.

FIXED ACCOUNT. The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. The initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

WHO ARE THE INVESTMENT ADVISERS OF THE UNDERLYING FUNDS?

Delaware Management Company, a series of Delaware Management Business Trust ("Delaware Management") is the investment adviser for the DGPF Balanced Series, DGPF Capital Reserves Series, DGPF Cash Reserve Series, DGPF Convertible Securities Series, DGPF Devon Series, DGPF Growth & Income Series, DGPF Growth Opportunities Series, DGPF High Yield Series, DGPF REIT Series, DGPF Select Growth Series, DGPF Small Cap Value Series, DGPF Social Awareness Series, DGPF Strategic Income Series, DGPF Technology and Innovation Series, DGPF Trend Series and DGPF U.S. Growth Series. The investment adviser for the DGPF Emerging Markets Series, the DGPF Global Bond Series and the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). A I M Advisors, Inc. is the investment adviser for the AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Equity Fund and AIM V.I. Value Fund of AIM Variable Insurance Funds. The investment adviser of the Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio and Alger American Small Capitalization Portfolio is Fred Alger Management,Inc. Alliance Capital Management, L.P. serves as the investment adviser to the Alliance Growth Portfolio, Alliance Growth and Income Portfolio, Alliance Premier Growth Portfolio and Alliance Technology Portfolio of Alliance Variable Products Series Fund, Inc. The investment adviser for FT VIP Franklin Small Cap Fund is Franklin Advisers, Inc. The investment adviser to the FT VIP Mutual Shares Securities Fund is Franklin Mutual Advisers, LLC. Templeton Global Advisors Limited is the investment adviser for the FT VIP Templeton Growth Securites Fund. Templeton Investment

Counsel, Inc. is the investment adviser of the FT VIP Templeton International Securities Fund. Pioneer Investment Management, Inc. is the investment adviser to the Pioneer Emerging Markets VCT Portfolio and Pioneer Mid-Cap Value VCT Portfolio.

CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?

Yes. During the accumulation phase, you may transfer among the Sub-Accounts investing in the Underlying Funds and the Fixed Account. On and after the Annuity Date, if you have elected a variable option, you may transfer only among the Sub-Accounts. You will incur no current taxes on transfers while your money remains in the Contract. See "E. Transfer Privilege" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and "E. Transfers of Annuity Units" under ANNUITIZATION -- THE PAYOUT PHASE.

The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

If you authorize automatic periodic transfers (under an Asset Allocation Model Reallocation program, Automatic Transfers program (Dollar Cost Averaging) or Automatic Account Rebalancing program), the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?

Before the annuity payout phase begins, you may surrender your Contract or make withdrawals at any time. A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2. Each calendar year, you can withdraw without a surrender charge the Withdrawal Without Surrender Charge Amount. The Withdrawal Without Surrender Charge Amount in each calendar year will be the greater of:

    (1) 100% of Cumulative Earnings (excluding Payment Credits); or

    (2) 15% of the Gross Payment Base. When the first withdrawal is taken, the Gross Payment Base is equal to total payments made to the Contract. When subsequent withdrawals are taken, the Gross Payment Base reduces.

For a detailed discussion of how the Withdrawal Without Surrender Charge Amount is calculated, please see CHARGES AND DEDUCTIONS, "D. Surrender Charge."

Each calendar year, the Owner of a qualified Contract or a Contract issued under a Section 457 Deferred Compensation Plan may take without a surrender charge the Withdrawal Without Surrender Charge Amount described above or, if greater, an amount calculated by the Company based on his or her life expectancy.

In addition, WHERE PERMITTED BY LAW, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before you attain age 65, you become disabled.

Additional amounts may be withdrawn at any time. However, the withdrawal of payments that have not been invested in the Contract for more than nine years may be subject to a surrender charge.

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be cancelled. There may be a longer period under certain circumstances; see the "Right to Examine" provision on the cover of your Contract.

If you cancel the Contract, you will receive the Contract's Accumulated Value plus any fees or charges that may have been deducted, less the Payment Credit(s). However, if required in your state or if the Contract was issued as an Individual Retirement Annuity (IRA), you will generally receive a refund of your gross payment(s). In certain jurisdictions this refund may be the greater of (1) your gross payment(s) or (2) the Accumulated Value plus any fees or charges previously deducted, less any Payment Credit(s). See "D. Right to Cancel" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

Each time you make a payment, you will receive a Payment Credit equal to 4% of the payment. The Payment Credit will be immediately invested along with your payment. However, if you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit(s). If the "Right to Examine" provision in your state provides that you will receive the Accumulated Value of the Contract (adjusted as described above), this means that you receive any gains and bear any losses attributable to the Payment Credit. For more information, see "D. Right to Cancel" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

    - You may assign your ownership to someone else, except under certain qualified plans.

    - You may change the beneficiary, unless you have designated an irrevocable beneficiary.

    - You may change your allocation of payments.

    - You may make transfers among the Sub-Accounts without any tax consequences.

    - You may cancel your Contract within ten days of delivery (or longer if required by state law).

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                    AND THE UNDERLYING INVESTMENT COMPANIES

THE COMPANY. The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. As of December 31, 2000, the Company and its subsidiaries had over $24 billion in combined assets and over $34 billion of life insurance in force. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that covers the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness, and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT. The Company maintains a separate account referred to as Separate Account VA-K (the "Variable Account"). The Variable Account was authorized by vote of the Board of Directors of the Company on November 1, 1990.

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act"). This registration does not involve the supervision or management of investment practices or policies of the Variable Account or the Company by the SEC.

Each Sub-Account invests in a corresponding investment portfolio. The assets used to fund the variable portions of the Contract are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Obligations under the Contract are obligations of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. The Company may offer other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. The Variable Account also may invest in other underlying funds which are not available to the Contracts described in this Prospectus.

THE UNDERLYING INVESTMENT COMPANIES

DELAWARE GROUP PREMIUM FUND. Delaware Group Premium Fund ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to serve as an investment vehicle for various separate accounts supporting variable insurance contracts. DGPF currently has 19 investment portfolios, each issuing a series of shares ("Series"): DGPF Balanced Series, DGPF Capital Reserves Series, DGPF Cash Reserve Series, DGPF Convertible Securities Series, DGPF Devon Series, DGPF Emerging Markets Series, DGPF Global Bond Series, DGPF Growth & Income Series, DGPF Growth Opportunities Series, DGPF High Yield Series, DGPF

International Equity Series, DGPF REIT Series, DGPF Select Growth Series, DGPF Small Cap Value Series, DGPF Social Awareness Series, DGPF Strategic Income Series, DGPF Technology and Innovation Series, DGPF Trend Series and DGPF U.S. Growth Series. The assets of each Series are held separate from the assets of the other Series. Each Series operates as a separate investment vehicle, and the income or losses of one Series have no effect on the investment performance of another Series. Shares of the Series are not offered to the general public but solely to separate accounts of life insurance companies.

The investment adviser for the DGPF Balanced Series, DGPF Capital Reserves Series, DGPF Cash Reserve Series, DGPF Convertible Securities Series, DGPF Devon Series, DGPF Growth & Income Series, DGPF Growth Opportunities Series, DGPF High Yield Series, DGPF REIT Series, DGPF Select Growth Series, DGPF Small Cap Value Series, DGPF Social Awareness Series, DGPF Strategic Income Series, DGPF Technology and Innovation Series, DGPF Trend Series and DGPF U.S. Growth Series is Delaware Management Company, a series of Delaware Management Business Trust ("Delaware Management"). The investment adviser for the DGPF Emerging Markets Series, the DGPF Global Bond Series and the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International").

AIM VARIABLE INSURANCE FUNDS. AIM Variable Insurance Funds ("AVIF"), an open-end, series, management investment company, was organized as a Maryland corporation on January 22, 1993, changed to a Delaware business trust on May 1, 2000, and is registered with the SEC under the 1940 Act. The investment adviser for the AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Equity Fund, and AIM V.I. Value Fund is A I M Advisors, Inc. ("AIM"). AIM was organized in 1976, and, together with its subsidiaries, manages or advises over 130 investment company portfolios encompassing a broad range of investment objectives.

THE ALGER AMERICAN FUND. The Alger American Fund, is an open-end, diversified management investment company established as a Massachusetts business trust on April 6, 1988 and registered with the SEC under the 1940 Act. Fred Alger Management, Inc. is the investment manager of The Alger American Fund, which includes Alger American Leveraged AllCap, Alger American MidCap Growth, and Alger American Small Capitalization Portfolios.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. Alliance Variable Products Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company. Four of its separate investment portfolios are currently available under the Contract. Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management, L.P. ("Alliance Capital"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the funds' investment managers and their affiliates manage over $226.9 billion (as of December 31, 2000) in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. The investment adviser to the FT VIP Franklin Small Cap Fund is Franklin Advisers, Inc. Franklin Mutual Advisers, LLC is the investment adviser to the FT VIP Mutual Shares Securities Fund. Templeton Global Advisors Limited is the investment adviser to the FT VIP Templeton Growth Securities Fund. Templeton Investment Counsel, Inc. is the investment adviser to the FT VIP Templeton International Securities Fund.

PIONEER VARIABLE CONTRACTS TRUST. Pioneer Variable Contracts Trust ("Pioneer VCT") is an open-end, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of Pioneer VCT or its separate investment portfolios. Pioneer Investment Management, Inc. ("Pioneer") is the investment adviser to each portfolio. Pioneer may enter into subadvisory agreements with other investment advisers under which a subadviser would manage the day-to-day investments of a portfolio, subject to supervision by Pioneer. Pioneer is a majority owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS, WHICH ACCOMPANY THIS PROSPECTUS. PLEASE READ THEM CAREFULLY BEFORE INVESTING. Also, the Statements of Additional Information ("SAI") for the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Contract will equal or exceed the aggregate amount of payments made under the Contract.

DELAWARE GROUP PREMIUM FUND:

DGPF BALANCED SERIES -- seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.

DGPF CAPITAL RESERVES SERIES -- seeks a high, stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

DGPF CASH RESERVE SERIES -- a money market fund which seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments. The shares of Cash Reserve Series are neither insured nor guaranteed by the U.S. government and there is no assurance that the Series will be able to maintain a stable net asset value of $10.00 per share.

DGPF CONVERTIBLE SECURITIES SERIES -- seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities, which may include privately placed convertible securities.

DGPF DEVON SERIES -- seeks total return. It seeks to achieve its objective by investing primarily in common stocks that the investment manager believes have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency.

DGPF EMERGING MARKETS SERIES -- seeks to achieve long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.

DGPF GLOBAL BOND SERIES -- seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that also may provide the potential for capital appreciation. At least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of the operating income in at least three different countries, one of which may be the United States.

DGPF GROWTH & INCOME SERIES -- seeks capital appreciation with current income as a secondary objective.

DGPF GROWTH OPPORTUNITIES SERIES -- seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth.

DGPF HIGH YIELD SERIES -- seeks total return and, as a secondary objective, high current income. This Series invests primarily in high yield corporate bonds. These are commonly known as junk bonds. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds. Please read the Fund's prospectus disclosure regarding the risk factors before investing in the Series.

DGPF INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

DGPF REIT SERIES -- seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objective by investing in securities of companies primarily engaged in the real estate industry.

DGPF SELECT GROWTH SERIES -- seeks to provide long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies which the investment manager believes have the potential for high earnings growth.

DGPF SMALL CAP VALUE SERIES -- seeks capital appreciation by investing in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis also will be placed on securities of companies that temporarily may be out of favor or whose value is not yet recognized by the market.

DGPF SOCIAL AWARENESS SERIES -- seeks to achieve long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.

DGPF STRATEGIC INCOME SERIES -- seeks high current income and total return. It seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities market: high yield, higher-risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. The Fund also may invest in U.S. equity securities.

DGPF TECHNOLOGY AND INNOVATION SERIES -- seeks to provide long-term capital growth by investing in securities of companies believed to benefit from technological advances and innovations.

DGPF TREND SERIES -- seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies.

DGPF U.S. GROWTH SERIES -- seeks to achieve maximum capital appreciation by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

AIM VARIABLE INSURANCE FUNDS:

AIM V.I. GROWTH FUND -- seeks to provide growth of capital.

AIM V.I. HIGH YIELD FUND -- seeks to achieve a high level of current income.

AIM V.I. INTERNATIONAL EQUITY FUND -- seeks to provide long-term growth of capital.

AIM V.I. VALUE FUND -- seeks to achieve long-term growth of capital.

THE ALGER AMERICAN FUND:

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO -- seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size that demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO -- seeks long-term capital appreciation. The Portfolio focuses on midsize companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.:

ALLIANCE GROWTH PORTFOLIO (CLASS B) -- seeks to provide long-term growth of capital, and only incidentally for current income. The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time.

ALLIANCE GROWTH AND INCOME PORTFOLIO (CLASS B) -- seeks to provide current income and capital appreciation through investment in dividend-paying common stocks of quality companies.

ALLIANCE PREMIER GROWTH PORTFOLIO (CLASS B) -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

ALLIANCE TECHNOLOGY PORTFOLIO (CLASS B) -- Emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements.

FRANKIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:

FT VIP FRANKLIN SMALL CAP FUND (CLASS 2) -- seeks long-term capital growth. The fund invests primarily in equity securities of U.S. small cap companies with market cape values of less than $1.5 billion or similar in size to those in the Russell 2000 Index, at the time of purchase.

FT VIP MUTUAL SHARES SECURITIES FUND (CLASS 2) -- seeks capital appreciation. Its secondary goal is income. The fund invests primarily in equity securities of companies the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

FT VIP TEMPLETON GROWTH SECURITIES FUND (CLASS 2) -- seeks long-term capital growth. The fund invests primarily in the equity securities of companies located anywhere in the world, including the U.S. and emerging markets.

FT VIP TEMPLETON INTERNATIONAL SECURITIES FUND (CLASS 2) -- seeks long-term capital growth. The fund invests in the equity securities of companies located outside the U.S., including emerging markets.

PIONEER VARIABLE CONTRACTS TRUST:

PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II) -- invests in securities of emerging markets issuers for long-term growth of capital.

PIONEER MID-CAP VALUE VCT PORTFOLIO (CLASS II) -- invests in a diversified portfolio of common stocks for capital appreciation.

If there is a material change in the investment policy of a Sub-Account or the Fund in which it invests, the Owner will be notified of the change. If the Owner has values allocated to that Sub-Account, the Company will transfer it without charge on written request by the Owner to another Sub-Account or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) the effective date of the change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                            PERFORMANCE INFORMATION

This Contract was first offered to the public in 2001. However, in order to help people understand how investment performance can affect money invested in the Sub-Accounts, the Company may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage. The "average annual total return" represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The "yield" of the Sub-Account investing in a money market fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The "yield" of a Sub-Account investing in a Fund other than a money market fund refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to:

    (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

    (2) other groups of variable annuity separate accounts or other investment products tracked by Lip-per, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

    (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

             DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE

A.  PAYMENTS

The latest Issue Date is age 85 of the oldest Owner or, if the Owner is not a natural person, the oldest Annuitant. The Company will issue a Contract when its underwriting requirements are met. These requirements include receipt of the initial payment and allocation instructions by the Company at its Principal Office and may include the proper completion of an application; however, where permitted by law, the Company may issue a Contract without completion of an application. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements.

Payments may be made to the Contract at any time prior to the Annuity Date, or prior to the death of an Owner, subject to certain minimums:

    - Currently the initial payment must be at least $5,000 ($2,000 for IRA's).

    - Under a monthly automatic payment plan, the minimum initial payment is $50.

    - Each subsequent payment must be at least $50.

Payments are to be made payable to the Company. The Company may reduce a payment by any applicable premium tax before applying it to the Contract. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are properly met. The allocation instructions for the initial net payment will serve as the allocation instructions for all future payments. You can change the allocation instructions for future payments by notifying the Company.

You also have the option of specifying how a specific payment should be allocated. This will not change the allocation instructions for any subsequent payment.

For a discussion of future payments to an Automatic Transfer Program (Dollar Cost Averaging), please see "Automatic Transfers (Dollar Cost Averaging)" under "E. Transfer Privilege" below.

Subject to state law, the Owner may change allocation instructions by written or telephone request. The policy of the Company and its agents and affiliates is that we will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded.

B.  PAYMENT CREDITS

A Payment Credit will be added to the Contract's Accumulated Value each time a payment is made. The Payment Credit is funded from the Company's General Account and is currently equal to 4% of each payment received. The Company guarantees that the Payment Credit will never be less than 4%. Payment Credits are not considered to be "investment in the contract" for income tax purposes. See FEDERAL TAX CONSIDERATIONS.

Each Payment Credit is immediately allocated among the investment options in the same proportion as the applicable payment. However, if you cancel the Contract under its "Right to Examine" provision, the amount refunded to you will be reduced by the amount of the Payment Credit(s). If the applicable "Right to Examine" provision in your state provides that you will receive the adjusted Accumulated Value of the Contract, this means that you receive any gains and bear any losses attributable to the Payment Credit. For more information, see "D. Right to Cancel," below.

The Company uses a portion of the mortality and expense risk charge and surrender charge to help recover the expenses associated with the Payment Credit under this Contract. See CHARGES and DEDUCTIONS. Under certain circumstances (such as a period of poor market performance) a contract without a Payment Credit (or a bonus) may provide greater values than this Contract, which contains the Payment Credit. In addition, due to the generally larger surrender charge for a contract with a Payment Credit, an annuity contract without a Payment Credit may provide greater values upon surrender than a Contract that contains the Payment Credit. You should consider these possibilities before purchasing the Contract.

C.  COMPUTATION OF VALUES

The Owner may allocate payments among the Sub-Accounts and the Fixed Account. Allocations to the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by:

    (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date,

    (2) adding together the values of each Sub-Account, and

    (3) adding the amount of the accumulations in the Fixed Account, if any.

THE ACCUMULATION UNIT. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the payment and Payment Credit allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date. The number of Accumulation Units resulting from each payment and Payment Credit will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Funds. The value of an Accumulation Unit was arbitrarily set at $1.00 on the first Valuation Date for each Sub-Account.

NET INVESTMENT FACTOR. The net investment factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result (which may be positive or negative) from dividing (1) by (2) and subtracting the sum of (3) and
(4) where:

    (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (3) is a charge for mortality and expense risks equal to 1.40% on an annual basis of the daily value of the Sub-Account's assets; and

    (4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see the SAI.

D.  RIGHT TO CANCEL

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by law) and receive a refund. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective. The Company will normally provide the refund within seven days of receipt of the Contract.

In order to comply with New York regulations concerning the purchase of a new annuity contract to replace an existing life or annuity contract (a "replacement"), an Owner who purchases the Contract in New York as a replacement may cancel within 60 days after receipt. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office or to one of its authorized representatives. The Company will refund an amount equal to the Accumulated Value plus all fees and charges and less any payment credits, and the Contract will be void from the beginning.

In most states, the Company will pay the Owner the Contract's Accumulated Value plus any amounts deducted for taxes, charges or fees, minus any Payment Credit(s). However, if the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the Company will provide a refund equal to your gross payment(s). In some states, the refund may equal the greater of (a) your gross payment(s) or (b) the Accumulated Value plus any amounts deducted for taxes, charges or fees minus any Payment Credit(s). At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

Each time you make a payment, you receive a Payment Credit equal to 4% of the payment. If you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit(s). If the "Right to Examine" provision in your state provides that you will receive the Accumulated Value of the Contract (adjusted as described above), this means that you receive any gains and bear any losses attributable to the Payment Credit.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

E.  TRANSFER PRIVILEGE

Prior to the Annuity Date, the Owner may transfer amounts among investment options at any time upon written or, in most jurisdictions, telephone request to the Company. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. The first automatic transfer or rebalancing under an Asset Allocation Model Reallocation program, Automatic Transfers (Dollar Cost Averaging) program, or Automatic Account Rebalancing program counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Funds that it may provide such services for as well as to restrict such transactions altogether when exercised by a market timing firm or any other third party authorized to initiate allocations, transfers or exchanges on behalf of Contract owners. The Company does not charge the Owner for providing additional support services.

The Contracts are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may be disruptive to the Underlying Funds, and may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Funds, the Company reserves the right, subject to state law, to refuse transfers or to take other action to prevent or limit the use of such activities.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING). You may elect automatic transfers of a predetermined dollar amount on a periodic basis from the Fixed Account or the Sub-Accounts investing in the DGPF Capital Reserves Series and the DGPF Cash Reserve Series ("source accounts"). You may elect these automatic transfers to one or more Sub-Accounts, subject to the following:

    - the predetermined dollar amount may not be less than $100;

    - the periodic basis may be monthly, quarterly, semi-annually or annually;

    - automatic transfers may not be made into the selected source account or the Fixed Account; and

    - if an automatic transfer would reduce the balance in the source account(s) to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts.

Automatic transfers from a particular source account will continue until the earlier of:

    - the amount in the source account on a transfer date is zero; or

    - the Owner's request to terminate the option is received by the Company.

If additional amounts are allocated to a source account before its balance has fallen to zero, those additional amounts will also be automatically transferred. The original automatic transfer allocations will apply to all amounts in that source account unless you provide new allocation instructions. New allocation instructions will apply to the entire balance in the source account. If additional amounts are allocated to a source account after its balance has fallen to zero, automatic transfers will not begin again unless you specifically notify the Company to do so.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to an initial and/or subsequent payment made to the Fixed Account, when it is being used as the source account from which to process automatic transfers. For more information see "ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM" in the SAI.

AUTOMATIC ACCOUNT REBALANCING. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with his/her specified percentage allocations. As frequently as elected by the Owner, the Company will review the percentage allocations in the Underlying Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made.

Automatic Account Rebalancing will continue until (1) the Owner's request to terminate or change the option is received by the Company or (2) the end date designated by the Owner when the option was elected. If a subsequent payment is allocated in a manner different from the percentage allocation mix in effect on the date the payment is received, on the next scheduled rebalancing date the payment will be reallocated in accordance with the existing mix.

The first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date. The Company reserves the right to limit the number of Sub-Accounts that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice.

F.  SURRENDERS AND WITHDRAWALS

Before the Annuity Date, an Owner may surrender the Contract for its Surrender Value or withdraw a portion of its Accumulated Value. In the case of surrender, the Owner must send the Contract and a signed written request for surrender, satisfactory to the Company, to the Principal Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

In the case of a withdrawal, the Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount and the investment options from which such amount is to be withdrawn. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn. The amount withdrawn will equal the amount requested by the Owner plus any applicable surrender charge. Each withdrawal must be a minimum of $100 and, except in New York where no minimum balance is required, the remaining Accumulated Value may not be reduced to less than $1,000.

A surrender charge and a Contract fee may apply when a withdrawal is made or a Contract is surrendered. See CHARGES AND DEDUCTIONS. However, each calendar year prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Accumulated Value without any applicable surrender charge; see "D. Surrender Charge," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS.

Any distribution is normally payable within seven days following the Company's receipt of the surrender or withdrawal request. Subject to state law, the Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account for a period not to exceed six months. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which:

    - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays,

    - the SEC has by order permitted such suspension, or

    - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The surrender and withdrawal rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program" under FEDERAL TAX CONSIDERATIONS.

For important tax consequences, which may result from surrender or withdrawals, see FEDERAL TAX CONSIDERATIONS.

For information about Withdrawals after the Annuity Date, see "F. Withdrawals After the Annuity Date" under ANNUITIZATION -- THE PAYOUT PHASE.

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a periodic basis (monthly, bimonthly, quarterly, semi-annually or annually). The Owner may request:

    - the withdrawal of a SPECIFIC DOLLAR AMOUNT and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account; or

    - the withdrawal of a SPECIFIC PERCENTAGE of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account.

The first withdrawal will take place on the latest of 15 days after the Issue Date, the date the written request is received at the Principal Office, or on a date specified by the Owner.

Systematic withdrawals will first be taken from amounts available as a "Withdrawal Without Surrender Charge" (see "D. Surrender Charge," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS); then from any applicable payments not subject to a surrender charge, if any; then from payments subject to a surrender charge; and last, from Payment Credits. Any applicable surrender charge will be deducted from the Contract's remaining Accumulated Value.

The minimum amount of each automatic withdrawal is $100 and the Accumulated Value may not be reduced to less than $1,000. If a withdrawal would cause the remaining balance to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS. (For Qualified Contracts and Contracts issued under Section 457 Deferred Compensation Plans only.) Each calendar year prior to the Annuity Date, the Owner may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. See "D. Surrender Charge," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS. The Owner must return a properly signed LED request to the Principal Office. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

If an Owner elects the Company's LED option, (based upon the applicable IRS tables) in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge, based on the Owner's life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one). The denominator of the fraction will be either:

    - the remaining life expectancy of the Owner (or Owner and beneficiary), as determined annually by the Company; or

    - the prior year's life expectancy, minus one.

The resulting fraction, expressed as a percentage, is then applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner may choose to have the applicable life expectancy redetermined each year or use the prior year's life expectancy, minus one. Under the Company's LED option, the amount withdrawn from the Contract changes each year.

The Owner may elect periodic LED distributions on a monthly, bi-monthly, quarterly, semi-annual, or annual basis. The Owner may terminate the LED option at any time. The LED option will terminate automatically on the maximum Annuity Date permitted under the Contract, at which time an annuity payout option must be selected.

The LED option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). The withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see "C. Taxation of the Contract in General" under FEDERAL TAX CONSIDERATIONS. IN ADDITION, IF THE AMOUNT NECESSARY TO MEET THE "SUBSTANTIALLY EQUAL PERIODIC PAYMENT" DEFINITION IS GREATER THAN THE COMPANY'S LED AMOUNT, A SURRENDER CHARGE MAY APPLY TO THE AMOUNT IN EXCESS OF THE LED AMOUNT.

SYSTEMATIC LEVEL FREE OF SURRENDER CHARGE WITHDRAWAL PROGRAM. In order to receive withdrawals without application of any surrender charge, the Owner may preauthorize level periodic withdrawals under the Systematic Level Free of Surrender Charge Withdrawal Program. Withdrawals under this program may be made on a monthly, bi-monthly, quarterly, semi-annual or annual basis. In order to ensure that no surrender charge is ever applied to withdrawals made under this program, the periodic withdrawals in any calendar year are limited to 15% of the total of all payments invested in the Contract as reduced by certain prior withdrawal(s) of payments. For more information on how this amount is calculated, see "D. Surrender Charge," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS.

The program will automatically terminate if a withdrawal that is not part of the program is made. Otherwise, withdrawals will continue until all available Accumulated Value has been exhausted or until the Owner terminates the program by written request.

G.  DEATH BENEFIT

A death benefit is payable if the Owner or the first of Joint Owners dies prior to the Annuity Date. If the Owner is a natural person, no death benefit is payable at the death of any Annuitant. If the Owner is not a natural person, a death benefit will be paid upon the death of any Annuitant. A spousal beneficiary may elect to continue the Contract rather than receive the death benefit as provided in "H. The Spouse of the Owner as Beneficiary."

The death benefit is equal to the GREATEST of:

    (a) the Accumulated Value on the Valuation Date that the Company receives proof of death;

    (b) gross payments, proportionately reduced to reflect withdrawals; and

    (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for subsequent payments and proportionately reduced for subsequent withdrawals.

For each withdrawal under (b) or (c) the proportionate reduction is calculated by multiplying the death benefit immediately prior to the withdrawal by the following fraction:

                            Amount of the withdrawal
                ------------------------------------------------
             Accumulated Value immediately prior to the withdrawal

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum upon receipt of due proof of death at the Principal Office, unless the Owner has elected to apply the proceeds to a life annuity not extending beyond the beneficiary's life expectancy. Instead of payment in one sum, the beneficiary may, by written request, elect to:

    (1) defer distribution of the death benefit for a period no more than five years from the date of death; or

    (2) receive distributions over the life of the beneficiary or for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning within one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the DGPF Cash Reserve Series Sub-Account. The excess, if any, of the death benefit over the Accumulated Value also will be transferred to the DGPF Cash Reserve Series Sub-Account. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

H.  THE SPOUSE OF THE OWNER AS BENEFICIARY

If the sole beneficiary is the deceased Owner's spouse, he or she may, by written request, continue the Contract rather than receiving payment of the death benefit. The spouse will then become the Owner and Annuitant, and the excess, if any, of the death benefit over the Contract's Accumulated Value will be added to the DGPF Cash Reserve Series Sub-Account.

The resulting value will never be subject to a surrender charge when withdrawn. The new Owner may also make additional payments, but a surrender charge will apply to these additional amounts if they are withdrawn before they have been invested in the Contract for at least nine years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of the new Owner, if named as beneficiary, will not be entitled to continue the Contract when the new Owner dies.

I.  ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and prior to the death of an Owner (see FEDERAL TAX CONSIDERATIONS). The Company will not be deemed to have knowledge of an assignment unless it is made in writing and received at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

                       ANNUITIZATION -- THE PAYOUT PHASE

Subject to certain restrictions discussed below, at annuitization the Owner has the right:

    - to select the annuity payout option under which annuity benefit payments are to be made;

    - to determine whether those payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. If a variable annuity payout option is selected, the Owner must choose an Annuity Benefit Payment Change Frequency ("Change Frequency") and the date the first Change Frequency will occur;

    - to select one of the available Assumed Investment Returns ("AIR") for a variable option (see "D. Variable Annuity Benefit Payments" below for details); and

    - to elect to have the Death Benefit applied under any annuity payout option not extending beyond the beneficiary's life expectancy. The beneficiary may not change such an election.

A.  ELECTING THE ANNUITY DATE

Generally, annuity benefit payments under the Contract will begin on the Annuity Date. The Annuity Date:

    - may not be earlier than the first Contract Anniversary; and

    - must occur on the first day of any month before the Owner's 90th birthday.

If there are Joint Owners, the age of the older will determine the latest possible Annuity Date. If there is a non-natural Owner, the Annuity Date will be based on the age of the oldest Annuitant. If the Owner does not select an Annuity Date, the Annuity Date will be the later of (a) the Owner's age 85 or
(b) one year after the Issue Date.

The Owner may elect to change the Annuity Date by sending a written request to the Principal Office at least one month before the earlier of the new Annuity Date or the currently scheduled date.

If the Annuity Date occurs when the Owner is at an advanced age, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and/or the terms of qualified plans may impose limitations on the age at which annuity benefit payments may commence and the type of annuity payout option that may be elected. The Owner should carefully review the Annuity Date and the annuity payout options with his/her tax adviser. See FEDERAL TAX CONSIDERATIONS for further information.

B.  CHOOSING THE ANNUITY PAYOUT OPTION

Regardless of how payments were allocated during the accumulation phase, the Owner may choose a variable annuity payout option, a fixed annuity payout option or a combination fixed and variable annuity payout option. Currently, all of the variable annuity payout options described below are available and may be funded through all of the variable Sub-Accounts. In addition, each of the variable annuity payout options is also available on a fixed basis. The Company may offer other annuity payout options.

The Owner may change the annuity payout option up to one month before the Annuity Date. If the Owner fails to choose an annuity payout option, monthly benefit payments will be made under a variable Life with 10 Year Period Certain annuity payout option. The annuity payout option selected must result in an initial payment of at least $50 (a lower amount may be required in certain jurisdictions.) The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment may be made.

FIXED ANNUITY PAYOUT OPTIONS. If the Owner selects a fixed annuity payout option, each monthly annuity benefit payment will be equal to the first (unless a withdrawal is made or as otherwise described under certain reduced survivor annuity benefits.) Any portion of the Contract's Accumulated Value converted to a fixed annuity will be held in the Company's General Account. The Contract provides guaranteed fixed annuity rates that determine the dollar amount of the first payment under each form of fixed annuity for each $1,000 of applied value. These rates are based on the Annuity 2000 Mortality Table and a 3% AIR. The Company may offer annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class. For more specific information about fixed annuity payout options, see the Contract.

VARIABLE ANNUITY PAYOUT OPTIONS. If the Owner selects a variable annuity payout option, he/she will receive monthly payments equal to the value of the fixed number of Annuity Units in the chosen Sub-Account(s). The first variable annuity benefit payment will be based on the current annuity option rates made available by the Company at the time the variable annuity payout option is selected. Annuity option rates determine the dollar amount of the first payment for each $1,000 of applied value. The annuity option rates are based on the Annuity 2000 Mortality Table and a 3% AIR.

Since the value of an Annuity Unit in a Sub-Account reflects the investment performance of the Sub-Account, the amount of each monthly annuity benefit payment will usually vary. However, under this Contract, if the Owner elects a variable payout option, he or she must also select a monthly, quarterly, semi-annual or annual Change Frequency. The Change Frequency is the frequency that changes resulting from the Sub-Account's investment performance will be reflected in the dollar value of a variable annuity benefit payment. As such, the Change Frequency chosen will determine how frequently monthly variable annuity payments will vary. For example, if a monthly Change Frequency is in effect, payments may vary on a monthly basis. If a quarterly Change Frequency is selected, the amount of each monthly payment may change every three months and will be level within each three month cycle.

At the time the Change Frequency is elected, the Owner must also select the date the first change is to occur. This date may not be later than the length of the Change Frequency elected. For example, if a semi-annual Change Frequency is elected, the date of the first change may not be later than six months after the Annuity Date. If a quarterly Change Frequency is elected, the date of the first change may not be later than three months after the Annuity Date.

C.  DESCRIPTION OF ANNUITY PAYOUT OPTIONS

The Company currently provides the following annuity payout options:

LIFE ANNUITY PAYOUT OPTION

    - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. Payments cease with the last annuity benefit payment due prior to the Annuitant's death.

    - JOINT AND SURVIVOR ANNUITIES -- Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments will continue for the remaining lifetime of the survivor at a previously elected level of 100%, two-thirds or one-half of the total number of Annuity Units.

LIFE WITH PERIOD CERTAIN ANNUITY PAYOUT OPTION

    - SINGLE LIFE -- Monthly payments guaranteed for a specified number of years and continuing thereafter during the Annuitant's lifetime. If the Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).

    - JOINT AND SURVIVOR ANNUITIES -- Monthly payments guaranteed for a specified number of years and continuing during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, two-thirds or one-half of the Annuity Units. If the surviving Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).

LIFE WITH CASH BACK ANNUITY PAYOUT OPTION

    - SINGLE LIFE -- Monthly payments during the Annuitant's life. Thereafter, any excess of the original applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).

    - JOINT AND SURVIVOR ANNUITIES -- Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. At the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, two-thirds or one-half of the Annuity Units. Thereafter, any excess of the original applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).

PERIOD CERTAIN ANNUITY PAYOUT OPTION (PAYMENTS GUARANTEED FOR A SPECIFIC NUMBER
  OF YEARS)

Monthly annuity benefit payments for a chosen number of years ranging from five to thirty are paid. If the Annuitant dies before the end of the period, remaining payments will continue. The period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made.

D.  VARIABLE ANNUITY BENEFIT PAYMENTS

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity payout option. The value of an Annuity Unit in each Sub-Account on its inception date was set at $1.00. The value of an Annuity Unit of a Sub-Account on any Valuation Date thereafter is equal to the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by the product of:

    (a) a discount factor equivalent to the AIR and

    (b) the Net Investment Factor of the Sub-Account funding the annuity benefit payments for the applicable Valuation Period.

Annuity benefit payments will increase from one payment date to the next if the annualized net rate of return during that period is greater than the AIR and will decrease if the annualized net rate of return is less than the AIR. Where permitted by law, the Owner may select an AIR of 3% or 5%. A higher AIR will result in a higher initial payment. However, subsequent payments will increase more slowly during periods when actual investment performance exceeds the AIR and will decrease more rapidly during periods when investment performance is less than the AIR.

DETERMINATION OF THE FIRST ANNUITY BENEFIT PAYMENT. The amount of the first periodic variable annuity benefit payment depends on the:

    - annuity payout option chosen;

    - length of the annuity payout option elected;

    - age of the Annuitant;

    - gender of the Annuitant (if applicable, see "H. NORRIS Decision");

    - value of the amount applied under the annuity payout option;

    - applicable annuity option rates based on the Annuity 2000 Mortality Table; and

    - AIR selected.

The dollar amount of the first periodic annuity benefit payment is determined by multiplying

    (1) the Accumulated Value applied under that option less premium tax, if any, (or the amount of the death benefit, if applicable) divided by $1,000, by

    (2) the applicable amount of the first monthly payment per $1,000 of value.

Notwithstanding the above, the annuity benefit payments under a New York Contract will be equal to or greater than the annuity benefit payments under a single premium immediate variable annuity issued by the Company where the initial payment is equal to the greater of (1) the Contract's surrender value or
(2) 95% of the Accumulated Value.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. The number of Annuity Units remains fixed under all annuity payout options (except for the survivor annuity benefit payment under the joint and two-thirds or joint and one-half option) unless the Owner transfers among Sub-Accounts, makes a withdrawal, or units are split.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date. The dollar amount of each periodic variable annuity benefit payment after the first will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Account(s).

For an illustration of the calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

PAYMENT OF ANNUITY BENEFIT PAYMENTS. The Owner will receive the annuity benefit payments unless he/ she requests in writing that payments be made to another person, persons, or entity. If the Owner (or, if there are Joint Owners, the surviving Joint Owner) dies on or after the Annuity Date, the beneficiary will become the Owner of the Contract. Any remaining annuity benefit payments will continue to the beneficiary in accordance with the terms of the annuity benefit payment option selected. If there are Joint Owners on or after the Annuity Date, upon the first Owner's death, any remaining annuity benefit payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit payment option selected.

If an Annuitant dies on or after the Annuity Date but before all guaranteed annuity benefit payments have been made, any remaining guaranteed payments will continue to be paid to the Owner or the payee designated by the Owner has designated. Unless otherwise indicated by the Owner, the present value of any remaining guaranteed annuity benefit payments may be paid in a single sum to the Owner. For discussion of present value calculation, see "Calculation of Present Value" below.

E.  TRANSFERS OF ANNUITY UNITS

After the Annuity Date and prior to the death of the Annuitant, the Owner may transfer among the available Sub-Accounts upon written or telephone request to the Company. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Value next computed after receipt of the transfer request.

Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. As of the date of this Prospectus, transfers may be made to all of the Sub-Accounts; however, the Company reserves the right to limit the number of Sub-Accounts to which transfers may be made.

Automatic Rebalancing (AAR) is available during the annuitization phase subject to the same rules described in "E. Transfer Privilege" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

The Contracts are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may be disruptive to the Underlying Funds, and may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Funds, the Company reserves the right, subject to state law, to refuse transfers or to take other action to prevent or limit the use of such activities.

F.  WITHDRAWALS AFTER THE ANNUITY DATE

WITHDRAWALS AFTER THE ANNUITY DATE FROM QUALIFIED AND NON-QUALIFIED CONTRACTS MAY HAVE ADVERSE TAX CONSEQUENCES. BEFORE MAKING A WITHDRAWAL, PLEASE CONSULT YOUR TAX ADVISOR AND SEE "C. TAXATION OF THE CONTRACT IN GENERAL," "WITHDRAWALS AFTER ANNUITIZATION" UNDER FEDERAL TAX CONSIDERATIONS.

After the Annuity Date and prior to the death of the Annuitant, an Owner receiving annuity benefit payments under a period certain option may take withdrawals from the Contract. The Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount of the withdrawal. The minimum amount of a withdrawal is $1,000. The Owner may make multiple Present Value Withdrawals in each calendar year, up to 100% of the present value of the guaranteed annuity benefit payments. Withdrawal of 100% of the present value of the guaranteed annuity benefit payments will result in termination of the Contract.

The amount of each Present Value Withdrawal represents a portion of the present value of the remaining guaranteed annuity benefit payments and proportionately reduces the number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option) applied to future annuity benefit payments. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments. See Calculation of Proportionate Reduction, below.

The present value is calculated with a discount rate that will include an additional charge if a withdrawal is taken within 5 years of the Issue Date. See Calculation of Present Value, below.

CALCULATION OF PROPORTIONATE REDUCTION. Each Present Value Withdrawal proportionately reduces the number of Annuity Units applied to each future GUARANTEED variable annuity benefit payment or the dollar amount applied to each future GUARANTEED fixed annuity benefit payment. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments.

Under a variable annuity payout option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable guaranteed annuity benefit payment (determined immediately prior to the withdrawal) by the following fraction:

                       Amount of the variable withdrawal
                -----------------------------------------------
             Present value of remaining guaranteed variable annuity
              benefit payments immediately prior to the withdrawal

Under a fixed annuity payout option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity benefit payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining guaranteed fixed annuity benefit payments.

Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower variable annuity benefit payments with respect to the guaranteed payments. Under a fixed annuity payout option, the proportionate reduction will result in lower fixed annuity benefit payments with respect to the guaranteed payments. If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

CALCULATION OF PRESENT VALUE. When a withdrawal is taken, the present value of future annuity benefit payments is calculated based on an assumed mortality table and a discount rate. The mortality table that is used will be equal to the mortality table used at the time of annuitization to determine the annuity benefit payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate). The discount rate is the AIR (for a variable annuity payout option) or the interest rate (for a fixed annuity payout option) that was used at the time of annuitization to determine the annuity benefit payments. If a withdrawal is made within 5 years of the Issue Date, the discount rate is increased by a "Withdrawal Adjustment Charge" equal to 1.00%. The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

Because the Withdrawal Adjustment Charge will have an impact on remaining annuity benefit payments, you should carefully consider the following before making a withdrawal. For a Present Value Withdrawal, the discount factor is used in determining the maximum amount that can be withdrawn under the present value calculation. If a Withdrawal Adjustment Charge applies, the discount factor will be higher, and the maximum amount that can be withdrawn will be lower. In addition, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future guaranteed annuity benefit payment. This will result in lower future annuity benefit payments with respect to the guaranteed payments, all other things being equal. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," above.

For examples of a Present Value Withdrawal, see APPENDIX C --EXAMPLES OF PRESENT VALUE WITHDRAWALS.

DEFERRAL OF WITHDRAWALS. A withdrawal is normally payable within seven days following the Company's receipt of the withdrawal request. However, the Company reserves the right to defer withdrawals of amounts in each Sub-Account in any period during which:

    - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays;

    - the SEC has by order permitted such suspension; or

    - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

Subject to state law, the Company reserves the right to defer withdrawals of amounts allocated to the Company's General Account for a period not to exceed six months.

G.  REVERSAL OF ANNUITIZATION

The Owner may reverse the decision to annuitize by written request to the Company within 90 days of the Annuity Date. Upon receipt of such request, the Company will return the Contract to the Accumulation Phase, subject to the following:

    (1) The value applied under a fixed annuity payout option at the time of annuitization will be treated as if it had been invested in the Fixed Account of the Contract on that same date.

    (2) The Sub-Account allocations that were in effect at the time of annuitization will first be used for calculating the reversal. Any transfers between variable Sub-Accounts during the Annuity Payout phase will then be treated as transfers during the Accumulation Phase (As a result, the Contract's Accumulated Value after the reversal will reflect the same Sub-Account allocations that were in effect immediately prior to the reversal).

    (3) Any annuity benefit payments paid and any withdrawals taken during the Annuity Payout phase will be treated as a withdrawal of the Surrender Value in the Accumulation Phase, as of the date of the payment or withdrawal. Surrender charges may apply to these withdrawals, and there may be adverse tax consequences. See "C. Taxation of the Contract in General" under FEDERAL TAX CONSIDERATIONS.

If the Company learns of the Owner's decision to reverse annuitization after the latest possible Annuity Date permitted under the Contract, the Company will contact the Owner. The Owner must then immediately select an annuity payout option (either the original annuity payout option or a different annuity payout option). If the Owner does not select an annuity payout option, payments will begin under a variable Life with 10 Year Period Certain annuity payout option.

H.  NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity payout options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on unisex rates.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. The Company uses a portion of the mortality and expense risk charge and the surrender charge described below to recover expenses associated with the Payment Credit. Even though the Payment Credit is credited during the accumulation phase only, the mortality and expense risk charge applies during both the accumulation phase and the annuity payout phase. The Company expects to make a profit from the charges it makes to recover the expenses of the Payment Credit. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Underlying Funds.

A.  VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The mortality and expense risk charge is assessed daily at an annual rate of 1.40% of each Sub-Account's assets. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant lives and no matter how long all Annuitants as a class live. The mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses, and to partially recover the expenses associated with the Payment Credit.

This charge may not be increased. Since mortality and expense risks involve future contingencies that are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Underlying Funds.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily Administrative Expense Charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "B. Contract Fee") and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waivers/ reimbursements see "Annual Underlying Fund Expenses" under SUMMARY OF FEES AND EXPENSES. The prospectuses and SAIs for the Underlying Funds also contain additional information concerning expenses of the Underlying Funds and should be read in conjunction with the Prospectus.

B.  CONTRACT FEE

During the accumulation phase, a $30 Contract fee is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $75,000. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan.

The Company reserves the right to impose a Contract Fee on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available.

Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each account. The portion of the charge deducted from each investment option option will be equal to the percentage that the value in that option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the portion of the charge deducted from that Sub-Account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the Issue Date, either the Owner or the Annuitant is within the following class of individuals: employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries, officers, directors, trustees and employees of any of the Underlying Funds; investment managers or sub-advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

C.  PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

    1. if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for a Contract at the time payments are received); or

    2.  the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract's Accumulated Value at the time such determination is made.

D.  SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. However, during the accumulation phase, a surrender charge may be deducted from the Accumulated Value in the case of surrender or withdrawal within certain time limits described below. The Company uses a portion of the surrender charge to recover expenses associated with the Payment Credit.

CALCULATION OF SURRENDER CHARGE. For purposes of determining the surrender charge, the Accumulated Value is divided into four categories:

    - The amount available under the Withdrawal Without Surrender Charge provision, described below;

    - Old Payments -- total payments invested in the Contract for more than nine years;

    - New Payments -- payments received by the Company during the nine years preceding the date of the surrender or withdrawal; and

    - Payment Credits.

Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. However, if a withdrawal or surrender is attributable all or in part to New Payments, a surrender charge may be imposed.

The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The following surrender charge table outlines these charges:

COMPLETE YEARS FROM
  DATE OF PAYMENT     CHARGE
-------------------  --------
    Less than 4        8.5%
    Less than 5        7.5%
    Less than 6        6.5%
    Less than 7        5.5%
    Less than 8        3.5%
    Less than 9        1.5%
    Thereafter          0

The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn.

The total charge equals the aggregate of all applicable surrender charges for a surrender and withdrawals, including the Withdrawal Adjustment Charge that may apply if a withdrawal is taken during the annuity payout phase (see "F. Withdrawals After the Annuity Date" under ANNUITIZATION -- THE PAYOUT PHASE). In no event will the total surrender and withdrawal charges exceed a maximum limit of 8.5% of total gross New Payments.

WITHDRAWAL WITHOUT SURRENDER CHARGE: Each calendar year prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Surrender Value without any applicable surrender charge ("Withdrawal

Without Surrender Charge Amount" or "WWSC amount"). The WWSC amount is equal to the greater of A or B where:

       A is earnings at the time of withdrawal excluding Payment Credits and

       B is 15% times (X less Y)* less Z where:

           X is the total gross payments made to the contract

           Y is any previous withdrawals that exceed the WWSC amount

           Z is any previous WWSC amount withdrawn in the same CALENDAR year

           *In the contract, X less Y is referred to as the Gross Payment Base

To illustrate how this works assume the following:

- The issue date is February 1, 2000.

- The initial payment to the contract is $100,000.

- No subsequent payments are made to the contract.

THE OWNER MAKES THE FOLLOWING WITHDRAWALS:

                  DATE OF       CONTRACT YEAR IN WHICH   EARNINGS AT THE TIME   AMOUNT OF
                 WITHDRAWAL        WITHDRAWAL MADE          OF WITHDRAWAL       WITHDRAWAL
               --------------   ----------------------   --------------------   ----------
Withdrawal #1  April 1, 2000            1st                    $2,000            $8,000
Withdrawal #2  August 1, 2000           1st                    $3,680            $8,000
Withdrawal #3  April 1, 2001            2nd                    $7,414            $15,000
Withdrawal #4  August 1, 2001           2nd                    $3,404            $2,000

WITHDRAWAL #1

First, determine the WWSC amount available at the time of the withdrawal:

       A is $2,000

       B is 15% times (X less Y) less Z where:

           X is $100,000

           Y is $0 (no previous withdrawals have been made)

           Z is $0 (no previous withdrawals have been made)

           15% times ($100,000 less $0) less $0 =

           15% times ($100,000) less $0 =

           $15,000 less $0 = $15,000

The greater of A or B is $15,000. This is the available WWSC amount at the time of Withdrawal #1

Second, compare the amount withdrawn to the available WWSC amount:

       Withdrawal #1 of $8,000 is less than the WWSC amount of $15,000. Thus, it is not subject to surrender charges.

WITHDRAWAL #2

First, determine the WWSC amount available at the time of the withdrawal:

       A is $3,680

       B is 15% times (X less Y) less Z where:

           X is $100,000

           Y is $0 (Withdrawal #1, did not exceed the WWSC amount)

           Z is $8,000 (Withdrawal #1 was made in the same CALENDAR year)

           15% times ($100,000 less $0) less $8,000 =

           15% times ($100,000) less $8,000 =

           $15,000 less $8,000 = $7,000

The greater of A or B is $7,000. This is the available WWSC amount at the time of Withdrawal #2.

Second, compare the amount withdrawn to the available WWSC amount:

       Withdrawal #2 of $8,000 exceeds the available WWSC amount of $7,000. Only $7,000 of

       Withdrawal #2 is part of the WWSC amount and $1,000 exceeds the WWSC amount.

WITHDRAWAL #3

First, determine the WWSC amount available at the time of the withdrawal:

       A is $7,414

       B is 15% times (X less Y) less Z where:

           X is $100,000

           Y is $1,000 ($1,000 of Withdrawal #2 exceeded the WWSC amount)

           Z is $0 (This is the first withdrawal of this CALENDAR year)

           15% times ($100,000 less $1,000) less $0 =

           15% times ($99,000) less $0 =

           $14,850 less $0 = $14,850

The greater of A or B is $14,850. This is the available WWSC amount at the time of Withdrawal #3.

Second, compare the amount withdrawn to the available WWSC amount:

       Withdrawal #3 of $15,000 exceeds the available WWSC amount of $14,850. Only $14,850 of

       Withdrawal #3 is part of the WWSC amount and $150.00 exceeds the WWSC amount.

WITHDRAWAL #4

First, determine the WWSC amount available at the time of the withdrawal:

       A is $3,404

       B is 15% times (X less Y) less Z where:

           X is $100,000

           Y is $1,150 ($1,000 of Withdrawal #2 and $150 of Withdrawal #3 exceeded the WWSC amount)

           Z is $14,850 (Withdrawal #3 was made in the same CALENDAR year. $14,850 of the total withdrawal of 15,000 was a withdrawal of the WWSC amount.)

           15% times ($100,000 less $1,150) less $14,850 =

           15% times ($98,850) less $14,850 =

           $14,827.50 less $14,850 = $-22.50

The greater of A or B is $13,404. This is the available WWSC amount at the time of Withdrawal #4.

Second, compare the amount withdrawn to the available WWSC amount:

       Withdrawal #4 of $2,000 is less than the available WWSC amount of $3,404. Thus it, is not subject to surrender charges.

IF YOU NEVER MAKE A WITHDRAWAL IN ANY CALENDAR YEAR THAT EXCEEDS THE WWSC AMOUNT, THEN THE MAXIMUM AVAILABLE WWSC AMOUNT EACH CALENDAR YEAR WILL NEVER BE LESS THAN 15% TIMES THE GROSS PAYMENTS MADE TO THE CONTRACT.

EFFECT OF WITHDRAWAL OF WITHDRAWAL WITHOUT SURRENDER CHARGE AMOUNT. When a withdrawal is taken, the Company initially determines the Withdrawal Without Surrender Charge Amount in the following order:

- The Company first deducts the Withdrawal Without Surrender Charge Amount from cumulative earnings.

- If the Withdrawal Without Surrender Charge Amount exceeds cumulative earnings, the Company will deem the excess to be withdrawn from New Payments on a last-in-first-out (LIFO) basis, so that the newest New Payments are withdrawn first. This results in those New Payments, which are otherwise subject to the highest surrender charge at that point in time, being withdrawn first without a surrender charge.

- If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn.

After the entire Withdrawal Without Surrender Charge Amount available in a calendar year has been withdrawn, for the purposes of determining the amount of the surrender charge, if any, withdrawals will be deemed to be taken in the following order:

- First from Old Payments.

    - The surrender charge table is applicable, but because Old Payments have been invested in the Contract for more than 9 years, the surrender charge is 0%.

- Second from New Payments.

    - The surrender charge table is applicable.

    - Payments are now withdrawn from this category on a first-in-first-out
      (FIFO) basis, so that the oldest New Payments are now withdrawn first. This results in the withdrawal of New Payments with the lowest surrender charge first.

- Third from Payment Credits.

    - The surrender charge table is not applicable to the withdrawal of Payment Credits.

For Qualified Contracts and Contracts issued under Section 457 Deferred Compensation Plans only, the maximum amount available without a surrender charge during any calendar year will be the greatest of (a), (b) and (c) where (a) and
(b) are the same as above and (c) is the amount available as a Life Expectancy Distribution less any Withdrawal Without Surrender Charge Amount during the same calendar year. (see "Life Expectancy Distributions" under DESCRIPTION OF THE CONTACT -- THE ACCUMULATION PHASE.

For further information on surrender and withdrawals, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawals, and important tax considerations, see "F. Surrender and Withdrawals" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and see FEDERAL TAX CONSIDERATIONS.

REDUCTION OR ELIMINATION OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS
CREDITED. Where permitted by law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the Issue Date of the Contract (or in the event that the original Owner or Annuitant has changed since issue, after being named Owner or Annuitant) and before attaining age 65. For purposes of this provision, "physically disabled" means the Owner or Annuitant, as applicable, has been unable to engage in an occupation or to conduct daily activities for a period of at least 12 consecutive months as a result of disease or bodily injury.The Company may require proof of such disability and continuing disability and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.

Where surrender charges have been waived under the situation discussed above, no additional payments under this Contract will be accepted unless required by state law.

In addition, from time to time the Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:

    - the size and type of group or class, and the persistency expected from that group or class;

    - the total amount of payments to be received, and the manner in which payments are remitted;

    - the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced;

    - other transactions where sales expenses are likely to be reduced; or

    - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the surrender charge, and/or credit additional amounts on Contracts, where either the Owner or the Annuitant on the Issue Date is within the following class of individuals ("eligible persons"):

    - employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

    - employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Underlying Funds;

    - investment managers or sub-advisers of the Underlying Funds; and

    - the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents, and grandparents.

In addition, if permitted under state law, surrender charge will be waived under 403(b) Contracts where the amount withdrawn is being contributed to a life policy issued by the Company as part of the individual's 403(b) plan.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other Contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of this Contract. The Company will not make any changes to this charge where prohibited by law.

E.  TRANSFER CHARGE

The Company currently does not assess a charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "E. Transfer Privilege" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and "E. Transfers of Annuity Units" under ANNUITIZATION -- THE PAYOUT PHASE.

F.  WITHDRAWAL ADJUSTMENT CHARGE

After the Annuity Date, a withdrawal will result in a calculation by the Company of the present value of either all future annuity benefit payments or future guaranteed annuity benefit payments. The present value is calculated based on the Annuity 2000 Mortality Table (male, female or unisex rates as appropriate). If a withdrawal is made within 5 years of the Issue Date, the AIR or interest rate used to determine the annuity benefit payments is increased by 1.00%. The adjustment to the AIR or interest rate used to determine the present value results in lower future annuity payments, and may be viewed as a charge under the Contract. The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For more information see "F. Withdrawals After the Annuity Date," under ANNUITIZATION -- THE PAYOUT PHASE.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

A.  GENERAL

THE COMPANY. The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account was a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

DIVERSIFICATION REQUIREMENTS. The IRS has issued regulations under Section 817(h) of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Under this section of the Code, if the investments are not adequately diversified, the Contract will not be treated as an annuity contract, and therefore the income on the Contract, for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Underlying Funds will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

INVESTOR CONTROL. In order for a variable annuity contract to qualify for tax deferral, the Company, and not the variable contract owner, must be considered to be the owner for tax purposes of the assets in the segregated asset account underlying the variable annuity contract. In certain circumstances, however, variable annuity contract owners may now be considered the owners of these assets for federal income tax purposes. Specifically, the IRS has stated in published rulings that a variable annuity contract owner may be considered the owner of segregated account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations do not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account. This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued. The Company therefore additionally reserves the right to modify the Contract as necessary in order to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.

B.  QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two types of variable annuity contracts, "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see "E. Provisions Applicable to Qualified Employer Plans" below.

C.  TAXATION OF THE CONTRACT IN GENERAL

The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Nonnatural Owner" below), be considered an annuity contract under Section 72 of the Code. Please note, however, if the Owner chooses an Annuity Date beyond the Owner's 85th birthday, it is possible that the Contract may not be considered an annuity for tax purposes, and therefore, the Owner will be taxed on the annual increase in Accumulated Value. The Owner should consult tax and financial advisors for more information. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

WITHDRAWALS AFTER ANNUITIZATION. A withdrawal from a qualified or non-qualified contract may create significant adverse tax consequences. It is possible that the Internal Revenue Service may take the view that when withdrawals (other than annuity payments) are taken during the annuity payout phase of the Contract, all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts may be taxable to the recipient without regard to the Owner's investment in the Contract or any investment gain that might be present in the current annuity value.

For example, assume that a Contract owner with Accumulated Value of $100,000 of which $90,000 is comprised of investment in the Contract and $10,000 is investment gain, makes a withdrawal of $20,000 during the annuity payout phase. Under this view, the Contract owner would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply.

OWNERS OF QUALIFIED AND NON-QUALIFIED CONTRACTS SHOULD CONSIDER CAREFULLY THE TAX IMPLICATIONS OF ANY WITHDRAWAL REQUESTS AND THEIR NEED FOR CONTRACT FUNDS PRIOR TO THE EXERCISE OF THE WITHDRAWAL RIGHT. CONTRACT OWNERS SHOULD ALSO CONTACT THEIR TAX ADVISER PRIOR TO MAKING WITHDRAWALS.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments begin under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all the investment in the Contract is recovered, the entire payment is taxable. If the annuitant dies before cost basis is recovered, a deduction for the difference is allowed on the Owner's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals:

    - taken on or after age 59 1/2; or

    - if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the
      Code); or

    - in the case of the Owner's "total disability" (as defined in the Code); or

    - if withdrawals from a qualified Contract are made to an employee who has terminated employment after reaching age 55; or

    - irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee.

The requirement of "substantially equal" periodic payments is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement is also met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the later of the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy, and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under any LED-type option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well.

D.  TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

E.  PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

Federal income taxation of assets held inside a qualified retirement plan and of earnings on those assets is deferred until distribution of plan benefits begins. As such, it is not necessary to purchase a variable annuity contract solely to obtain its tax deferral feature. However, other features offered under this Contract and described in this Prospectus -- such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options -- may make this Contract a suitable investment for your qualified retirement plan.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to owners of non-qualified Contracts. Individuals purchasing a qualified Contract should carefully review any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Sections 408 and 408A of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Sections 408 and 408A of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Contract as described in this Prospectus. See "D. Right to Cancel."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                             STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, but possibly as frequently as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/ annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The

Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to variable accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Underlying Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company and the underlying investment companies do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law to:

    (1) transfer assets from the Variable Account or Sub-Account to another of the Company's variable accounts or sub-accounts having assets of the same class,

    (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

    (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

    (4) to substitute the shares of any other registered investment company for the Fund shares held by a Sub-Account, in the event that Fund shares are unavailable for investment, or if the Company determines that further investment in such Fund shares is inappropriate in view of the purpose of the Sub-Account,

    (5) to change the methodology for determining the net investment factor,

    (6) to change the names of the Variable Account or of the Sub-Accounts and

    (7) to combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these substitutions or changes is made, the Company may endorse the Contract to reflect the substitution or change and will notify Owners of all such changes.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation (or any laws, regulations or rules of any jurisdiction in which the Company is doing business), including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. Owners will be given written notice of such changes.

                                 VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions that are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share. During the annuity payout phase, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the reserve held in each Sub-Account for the Owner's variable annuity by the net asset value of one Underlying Fund share. Ordinarily, the Owner's voting interest in the Underlying Fund will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

The Contract offered by this Prospectus may be purchased from certain independent broker-dealers which are registered under the Securities and Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. ("NASD"). The Contract also is offered through Allmerica Investments, Inc., which is the principal underwriter and distributor of the Contracts. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is a registered broker-dealer, a member of the NASD and an indirectly wholly owned subsidiary of First Allmerica.

The Company pays commissions not to exceed 7.0% of payments to broker-dealers which sell the Contract. Alternative commission schedules are available with lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of the Contract's Accumulated Value. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. The Company will retain any surrender charges assessed on a Contract.

Owners may direct any inquiries to their financial representative or to Annuity Client Services, 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-423-5252.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

                                   APPENDIX B
                               SURRENDER CHARGES

FULL SURRENDER -- Assume a payment of $50,000 is made on the Issue Date and no additional payments are made. Assume there are no partial withdrawals. The Withdrawal Without Surrender Charge Amount is equal to the greater of 100% of Cumulative Earnings (excluding Payment Credits) or 15% of the total of all payments invested in the Contract.

The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values.

          HYPOTHETICAL     WITHDRAWAL      SURRENDER
CONTRACT  ACCUMULATED   WITHOUT SURRENDER    CHARGE    SURRENDER
  YEAR       VALUE        CHARGE AMOUNT    PERCENTAGE   CHARGE
--------  ------------  -----------------  ----------  ---------
    1       $ 56,160         $ 7,500          8.5%       $4,136
    2         60,653           8,653          8.5%        4,250
    3         65,505          13,505          8.5%        4,250
    4         70,745          18,745          8.5%        4,250
    5         76,405          24,405          7.5%        3,750
    6         82,517          30,517          6.5%        3,250
    7         89,119          37,119          5.5%        2,750
    8         96,248          44,248          3.5%        1,750
    9        103,948          51,948          1.5%          750
   10        112,264          60,264          0.0%            0

WITHDRAWALS -- Assume a payment of $50,000 is made on the Issue Date and no additional payments are made. Assume that there are withdrawals as detailed below. The Withdrawal Without Surrender Charge Amount is equal to the greater of 100% of Cumulative Earnings (excluding Payment Credits) or 15% of the total of all payments invested in the Contract less that portion of any prior withdrawal(s) of payments that are subject to the surrender charge table.

The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated Values:

          HYPOTHETICAL                  WITHDRAWAL      SURRENDER
CONTRACT  ACCUMULATED                WITHOUT SURRENDER    CHARGE    SURRENDER
  YEAR       VALUE      WITHDRAWALS    CHARGE AMOUNT    PERCENTAGE   CHARGE
--------  ------------  -----------  -----------------  ----------  ---------
    1        $56,160      $     0         $ 7,500          8.5%       $  0
    2         60,653            0           8,653          8.5%          0
    3         65,505            0          13,505          8.5%          0
    4         70,745       30,000          18,745          8.5%        957
    5         44,005       10,000           5,812          7.5%        314
    6         36,725        5,000           5,184          6.5%          0
    7         34,264       10,000           5,184          5.5%        265
    8         26,205       15,000           4,461          3.5%        369
    9         12,101        5,000           2,880          1.5%         32
   10          7,669        5,000           2,562          0.0%          0

                                   APPENDIX C
                     EXAMPLES OF PRESENT VALUE WITHDRAWALS

Assume in the examples below that a 65-year-old male annuitizes his contract exactly two years after the Issue Date. The annuitization amount is $140,000. Further assume that he selects a period certain variable annuity payout option of Payments Guaranteed for 10 Years, an Assumed Investment Return ("AIR") of 3%, and an annual Change Frequency. Assume that the Annuity Value purchases 2,402.50 Annuity Units and the first monthly annuity benefit payment is equal to $2,402.50. The following examples assume a net return of 8% (gross return of 9.55%).

PRESENT VALUE WITHDRAWALS

EXAMPLE 1. Assume that the Owner has taken no previous withdrawals and would like to take a $150,000 Present Value Withdrawal available at the beginning of the fifth contract year (the third year of the Annuity Payout phase).

       Annuity Units prior to withdrawal = 2,402.50
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Benefit Payment prior to withdrawal = $2,641.41

       Rate used in Present Value Determination = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
       Present Value of Future Guaranteed Annuity Benefit Payments = $218,003.72

       Present Value Withdrawal Amount = $150,000

       Annuity Units after withdrawal = 749.43(2,402,5 X (1 -
       (150,000/218,003.72)))

       Annuity Unit Value on the date of withdrawal = 1.09944

       Monthly Annuity Benefit Payment after withdrawal = $823.96

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge of 1%.

EXAMPLE 2. Assume that the Owner has taken no previous withdrawals and would like to take a $150,000 Present Value Withdrawal available at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

       Annuity Units prior to withdrawal = 2,402.50
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Benefit Payment prior to withdrawal = $3,347.87

       Rate used in Present Value Determination = 3% (3% AIR)
       Present Value of Future Guaranteed Annuity Benefit Payments = $115,476.29

       Present Value Withdrawal Amount = $150,000

       Annuity Units after withdrawal = 1362.24 (2402.5 X (1 -
       (50,000/115,476.29)))
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Benefit Payment after withdrawal = $1,898.29

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Present Value Determination is not increased by a Withdrawal Adjustment Charge.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

                     FLEXIBLE PAYMENT DEFERRED VARIABLE AND
                     FIXED ANNUITY CONTRACTS FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                              SEPARATE ACCOUNT VA-K

                   INVESTING IN SHARES OF THE UNDERLYING FUNDS

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE DELAWARE GOLDEN MEDALLION PROSPECTUS OF SEPARATE ACCOUNT VA-K, DATED JULY 10, 2001 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-2124.

                                 DATED JULY 10, 2001

FAFLIC Delaware Golden Medallion

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY......................................................................2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY.......................................3

SERVICES.............................................................................................3

UNDERWRITERS.........................................................................................4

ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION ..........................................4

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM..........................................6

PERFORMANCE INFORMATION..............................................................................6

FINANCIAL STATEMENTS.................................................................................F-1

                         GENERAL INFORMATION AND HISTORY

Separate Account VA-K (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") authorized by vote of its Board of Directors on August 20, 1991. The Company, organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 2000, the Company and its subsidiaries had over $34 billion in combined assets and over $24 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance in Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other state and jurisdictions in which it is licensed to operate.

Currently, 36 Sub-Accounts of the Variable Account are available under the Delaware Golden Medallion contract (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio of Delaware Group Premium Fund ("DGPF"), AIM Variable Insurance Funds ("AVIF"), The Alger American Fund ("Alger"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), and Pioneer Variable Contracts Trust ("Pioneer VCT").

The Fund is an open-end, diversified management investment company. Nineteen different investment series of DGPF are available under the Contract: the DGPF Balanced Series, DGPF Capital Reserves Series, DGPF Cash Reserve Series, DGPF Convertible Securities Series, DGPF Devon Series, DGPF Emerging Markets Series, DGPF Global Bond Series, DGPF Growth & Income Series, DGPF Growth Opportunities Series, DGPF High Yield Series, DGPF International Equity Series, DGPF REIT Series, DGPF Select Growth Series, SGPF Small Cap Value Series, DGPF Social awareness Series, DGPF Strategic Income Series, DGPF Technology and Innovation Series, DGPF Trend Series and DGPF U.S. Growth Series. Four funds of AVIF are available under the Contract: the AIM V.I. Growth Fund, AIM V.I. International Equity Fund, AIM V.I. Value Fund and AIM V.I. High Yield Fund. Three portfolios of Alger are available under the Contract: the Alger American MidCap Growth Portfolio, Alger American Small Capitalization Portfolio and Alger American Leveraged AllCap Portfolio. Four Alliance portfolios are available under the
Contract: the Alliance Premier Growth Portfolio, Alliance Growth and Income Portfolio, Alliance Growth Portfolio and Alliance Technology Portfolio. Four funds of FT VIP are available under the Contract: the Franklin Small Cap Fund, Mutual Shares Securities Fund, Templeton Growth Securities Fund and Templeton International Securities Fund. Two Pioneer VCT portfolios are available under the Contract: the Pioneer Emerging Markets VCT Portfolio and Pioneer Mid-Cap Value VCT Portfolio (together, the "Underlying Funds"). Each Underlying Fund has its own investment objectives and certain attendant risks.

                          TAXATION OF THE CONTRACT, THE
                        VARIABLE ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

EXPERTS. The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the financial statements of Separate Account VA-K of the Company as of December 31, 2000 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                  UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company, and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of First Allmerica, and presently is indirectly wholly owned by First Allmerica.

The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The Company pays commissions, not to exceed 7.0% of purchase payments, to entities which sell the Contract. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services. A Promotional Allowance of 1.0% is paid to Delaware Distributors, Inc. for administrative and support services with respect to the distribution of the Contract; however, Delaware Distributors, Inc. may direct the Company to pay a portion of said allowance to broker-dealers who provide support services directly.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

The aggregate amounts of commissions paid to Allmerica Investments for sales of all Delaware contracts funded by Separate Account VA-K (including contracts not described in the Prospectus) for the years 1998, 1999 and 2000 were $1,339,187, $546,848, and $381,541.70.

No commissions were retained by Allmerica Investments for sales of all Delaware contracts funded by Separate Account VA-K (including contracts not described in the Prospectus) for the years 1998, 1999 and 2000.

        ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:


(1) Accumulation Unit Value -- Previous Valuation Period.....................................$1.135000

(2) Value of Assets -- Beginning of Valuation Period........................................$5,000,000

(3) Excess of Investment Income and Net Gains Over Capital Losses...............................$1,675

(4) Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2)................0.000335

(5) Annual Charge (one-day equivalent of 1.40% per annum).....................................0.000039

(6) Net Investment Rate (4) - (5).............................................................0.000296

(7) Net Investment Factor 1.000000 + (6)......................................................1.000296

(8) Accumulation Unit Value -- Current Period (1) x (7)......................................$1.135336

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Variable Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit Value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Owner has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit Value for the assumed investment return of 3.0% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit Values will not be the same as Accumulation Unit Values because the former reflect the 3.0% assumed investment return used in the annuity rate calculations. When the Annuity
Unit Value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818.
The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999919 (the one-day adjustment factor for the assumed investment return of 3.0% per annum) produces a factor of 1.000109. This then is multiplied by the Annuity Unit Value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit Value of $1.105121 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit Value, or
267.5818 times $1.105121, which produces a current monthly payment of $295.71.

           ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAMS. To the extent permitted by law, the Company reserves the right to offer Enhanced Automatic Transfer Program(s) from time to time. If you elect to participate, the Company will credit an enhanced interest rate to payments made to the Enhanced Automatic Transfer Program. Eligible payments:

-    must be new payments to the Contract, including the initial payment,

-    must be allocated to the Fixed Account, which will be the source account,

- must be automatically transferred out of the Fixed Account to one or more Sub- Accounts over a specified time period and

-    will receive the enhanced rate while they remain in the Fixed Account.

You may be able to establish more than one Enhanced Automatic Transfer Program. Payments made to the Contract during the same month will be part of the same Enhanced Automatic Transfer Program if the length of the time period is the same and the enhanced rate is the same. The allocation for all of the amounts in the same program will be in accordance with the instructions for the most recent payment to this program. The monthly transfer will be made on the date designated for the initial payment to this program. The amount allocated will be determined by dividing the amount in the program by the number of remaining months. For example, for a six-month program, the first automatic transfer will be 1/6th of the balance; the second automatic transfer will be 1/5th of the balance, and so on.

Payments to different Enhanced Automatic Transfer Programs will be handled in accordance with the instructions for each particular program.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Fund and/or an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specific period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

                 (n)
         P(1 + T)       =    ERV

     Where:       P     =    a hypothetical initial payment to the Variable
                             Account of $1,000

                  T     =    average annual total return

                  n     =    number of years

                  ERV   =    the ending redeemable value of the $1,000 payment
                             at the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.55% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:


               COMPLETE YEARS FROM
                 DATE OF PAYMENT                              CHARGE
                 ---------------                              ------
                   Less than 4                                 8.5%
                   Less than 5                                 7.5%
                   Less than 6                                 6.5%
                   Less than 7                                 5.5%
                   Less than 8                                 3.5%
                   Less than 9                                 1.5%
                    Thereafter                                  0%

No surrender charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge.

The calculations of Total Return include the deduction of the $30 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

                 (n)
         P(1 + T)       =    EV

         Where:   P     =    a hypothetical initial payment to the Variable
                             Account of $1,000

                  T     =    average annual total return

                  n     =    number of years

                  EV    =    the ending value of the $1,000 payment at the end
                             of the specified period

The calculation of Supplemental Total Return reflects the 1.55% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of supplemental total return does not include the deduction of the $30 annual Contract fee.

YIELD AND EFFECTIVE YIELD - THE DGPF CASH RESERVE SUB-ACCOUNT

Set forth below is yield and effective yield information for the DGPF Cash Reserve Sub-Account investing in the DGPF Cash Reserve Series for the seven-day period ended December 31, 2000:


                  Yield                              4.66%
                  Effective Yield                    4.77%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The DGPF Cash Reserve Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

                                                    (365/7)
         Effective Yield = [(base period return + 1)       ] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.

                              FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Separate Account VA-K.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 1, 2001

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000     1999      1998
 -------------                                    ------  --------  --------
 REVENUES
     Premiums...................................  $  2.2  $  954.5  $1,969.5
     Universal life and investment product
       policy fees..............................   421.1     359.3     296.6
     Net investment income......................   367.8     503.1     593.9
     Net realized investment (losses) gains.....   (62.4)    100.3      60.9
     Other income...............................   104.7     107.3     100.0
                                                  ------  --------  --------
         Total revenues.........................   833.4   2,024.5   3,020.9
                                                  ------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   326.4   1,056.3   1,803.0
     Policy acquisition expenses................    81.8     240.9     449.6
     Sales practice litigation..................    --       --         31.0
     Restructuring costs........................    11.0     --          9.0
     Other operating expenses...................   271.5     346.3     419.7
                                                  ------  --------  --------
         Total benefits, losses and expenses....   690.7   1,643.5   2,712.3
                                                  ------  --------  --------
 Income from continuing operations before
  federal income taxes..........................   142.7     381.0     308.6
                                                  ------  --------  --------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (33.8)     88.7      74.6
     Deferred...................................    50.1       4.3     (15.4)
                                                  ------  --------  --------
         Total federal income tax expense.......    16.3      93.0      59.2
                                                  ------  --------  --------
 Income from continuing operations before
  minority interest.............................   126.4     288.0     249.4
     Minority interest..........................    --       (39.9)    (55.0)
                                                  ------  --------  --------
 Income from continuing operations..............   126.4     248.1     194.4
 Losses from operations of discontinued business
  (less applicable income taxes (benefit) of
  $(10.1) and $(7.0) for the years ended
  December 31, 1999 and 1998 respectively)          --       (17.2)    (13.5)

 Loss on disposal of group life and health
  business, including provision of $72.2 for
  operating losses during phase-out period for
  the year ended December 31, 1999 (less
  applicable income tax benefit of $16.4)           --       (30.5)    --
                                                  ------  --------  --------
 Net income.....................................  $126.4  $  200.4  $  180.9
                                                  ======  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2000       1999
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $4,366.3 and $3,721.6)............................  $ 4,338.2  $ 3,660.7
     Equity securities at fair value (cost of $44.1 and
       $27.9)............................................       57.1       51.4
     Mortgage loans......................................      472.7      521.2
     Policy loans........................................      189.6      170.5
     Real estate and other long-term investments.........      190.5      177.0
                                                           ---------  ---------
         Total investments...............................    5,248.1    4,580.8
                                                           ---------  ---------
   Cash and cash equivalents.............................      123.0      279.3
   Accrued investment income.............................       81.1       73.3
   Deferred policy acquisition costs.....................    1,413.3    1,219.5
   Reinsurance receivable on unpaid losses, benefits and
     unearned premiums...................................      466.6      480.3
   Deferred federal income taxes.........................     --           18.1
   Premiums, accounts and notes receivable...............       26.9       81.0
   Other assets..........................................      251.8      199.6
   Closed Block assets...................................      768.0      772.3
   Separate account assets...............................   17,437.4   17,629.6
                                                           ---------  ---------
         Total assets....................................  $25,816.2  $25,333.8
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,907.2  $ 2,825.0
     Outstanding claims, losses and loss adjustment
       expenses..........................................      151.6      218.8
     Unearned premiums...................................        5.5        6.6
     Contractholder deposit funds and other policy
       liabilities.......................................    2,061.2    2,025.5
                                                           ---------  ---------
         Total policy liabilities and accruals...........    5,125.5    5,075.9
                                                           ---------  ---------
   Expenses and taxes payable............................      423.5      512.0
   Reinsurance premiums payable..........................       11.5       17.9
   Deferred federal income taxes.........................       28.1     --
   Trust instruments supported by funding obligations....      621.5       50.6
   Closed Block liabilities..............................      829.7      842.1
   Separate account liabilities..........................   17,437.4   17,628.9
                                                           ---------  ---------
         Total liabilities...............................   24,477.2   24,127.4
                                                           ---------  ---------
   Commitments and contingencies (Notes 16 and 21)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding...        5.0        5.0
   Additional paid-in capital............................      569.0      569.0
   Accumulated other comprehensive (loss) income.........       (8.7)     (14.9)
   Retained earnings.....................................      773.7      647.3
                                                           ---------  ---------
         Total shareholder's equity......................    1,339.0    1,206.4
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $25,816.2  $25,333.8
                                                           =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      2000      1999       1998
 -------------                                    --------  ---------  --------
 COMMON STOCK...................................  $    5.0  $     5.0  $    5.0
                                                  --------  ---------  --------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     569.0      444.0     453.7
     Capital contribution from parent...........     --         125.0     --
     Loss on change of interest-Allmerica P&C...     --        --          (9.7)
                                                  --------  ---------  --------
     Balance at end of period...................     569.0      569.0     444.0
                                                  --------  ---------  --------

 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............     (14.9)     169.2     209.3
     Appreciation (depreciation) during the
       period:
       Net appreciation (depreciation) on
         available-for-sale securities..........       9.6     (298.2)    (82.4)
       (Provision) benefit for deferred federal
         income taxes...........................      (3.4)     105.0      28.9
       Minority interest........................     --          31.8      13.4
     Distribution of subsidiaries (Note 3)......     --         (22.7)    --
                                                  --------  ---------  --------
                                                       6.2     (184.1)    (40.1)
                                                  --------  ---------  --------
     Balance at end of period...................      (8.7)     (14.9)    169.2
                                                  --------  ---------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............     647.3    1,698.3   1,567.4
     Net income.................................     126.4      200.4     180.9
     Dividend to shareholder....................     --        --         (50.0)
     Distribution of subsidiaries (Note 3)......     --      (1,251.4)    --
                                                  --------  ---------  --------
     Balance at end of period...................     773.7      647.3   1,698.3
                                                  --------  ---------  --------
         Total shareholder's equity.............  $1,339.0  $ 1,206.4  $2,316.5
                                                  ========  =========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000    1999     1998
 -------------                                 ------  -------  ------
 Net income..................................  $126.4  $ 200.4  $180.9
                                               ------  -------  ------
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities.........     9.6   (298.2)  (82.4)
     (Provision) benefit for deferred federal
       income taxes..........................    (3.4)   105.0    28.9
     Minority interest.......................    --       31.8    13.4
     Distribution of subsidiaries (Note 3)...    --      (22.7)   --
                                               ------  -------  ------
       Other comprehensive income (loss).....     6.2   (184.1)  (40.1)
                                               ------  -------  ------
 Comprehensive income........................  $132.6  $  16.3  $140.8
                                               ======  =======  ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   2000       1999       1998
 -------------                                 ---------  ---------  ---------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   126.4  $   200.4  $   180.9
     Adjustments to reconcile net income to
       net cash provided by operating
       activities:
         Minority interest...................     --           39.9       55.0
         Net realized losses (gains).........       67.8     (100.9)     (62.7)
         Net amortization and depreciation...       18.2       31.5       20.7
         Deferred federal income taxes.......       50.1       20.7      (15.4)
         Sales practice litigation expense...     --         --           31.0
         Loss from exiting reinsurance
           pools.............................     --         --           25.3
         Payment related to exiting
           reinsurance pools.................     --         --          (30.3)
         Loss from disposal of group life and
           health business...................     --           30.5     --
         Change in deferred acquisition
           costs.............................     (213.0)    (181.6)    (185.8)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................       47.7      (41.8)      56.7
         Change in accrued investment
           income............................       (7.8)       8.3        0.8
         Change in policy liabilities and
           accruals, net.....................      (20.9)     (15.6)     168.1
         Change in reinsurance receivable....       13.7      (46.3)    (115.4)
         Change in expenses and taxes
           payable...........................      (96.3)      79.4       (3.3)
         Separate account activity, net......        0.7        5.5      (48.5)
         Other, net..........................        5.0       18.5      (63.8)
                                               ---------  ---------  ---------
             Net cash (used in) provided by
               operating activities..........       (8.4)      48.5       13.3
                                               ---------  ---------  ---------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
           maturities of available-for-sale
           fixed maturities..................    1,694.9    2,801.0    1,715.2
         Proceeds from disposals of equity
           securities........................        4.1      422.9      285.3
         Proceeds from disposals of other
           investments.......................       28.9       30.3      120.8
         Proceeds from mortgages matured or
           collected.........................      119.2      131.2      171.2
         Purchase of available-for-sale fixed
           maturities........................   (2,417.9)  (2,227.3)  (2,374.5)
         Purchase of equity securities.......      (16.2)     (78.9)    (119.9)
         Purchase of other investments.......     (128.0)    (140.6)    (274.4)
         Capital expenditures................      (13.2)     (29.2)     (22.3)
         Purchase of minority interest in
           Citizens Corporation..............     --         --         (195.9)
         Purchase of company owned life
           insurance.........................      (64.9)    --         --
         Distribution of subsidiaries........     --         (202.2)    --
         Other investing activities, net.....     --         --           26.7
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               investing activities..........     (793.1)     707.2     (667.8)
                                               ---------  ---------  ---------

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
           contractholder deposit funds......      990.3    1,514.6    1,419.2
         Withdrawals from contractholder
           deposit funds.....................     (936.7)  (2,037.5)    (625.0)
         Change in trust instruments
           supported by funding
           obligations.......................      570.9       50.6     --
         Change in short-term debt...........     --         (180.9)     188.3
         Change in long-term debt............     --         --           (2.6)
         Dividend paid to shareholder........     --         --          (50.0)
         Contribution from parent............     --           36.0     --
         Subsidiary treasury stock purchased,
           at cost...........................     --         (350.0)      (1.0)
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               financing activities..........      624.5     (967.2)     928.9
                                               ---------  ---------  ---------
 Net change in cash and cash equivalents.....     (177.0)    (211.5)     274.4
 Net change in cash held in the Closed
  Block......................................       20.7      (13.2)      15.7
 Cash and cash equivalents, beginning of
  period.....................................      279.3      504.0      213.9
                                               ---------  ---------  ---------
 Cash and cash equivalents, end of period....  $   123.0  $   279.3  $   504.0
                                               =========  =========  =========
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     1.9  $     3.1  $     7.3
     Income taxes (refunded) paid............  $   (12.3) $    24.0  $   135.3

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

Prior to July 1, 1999, the consolidated financial statements of FAFLIC included the accounts of its wholly-owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory services), Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (an 84.5%-owned non-insurance holding company), and various other non-insurance subsidiaries.

Effective July 1, 1999, AFC made certain changes to its corporate structure (Note 3). These changes included the transfer of the Company's ownership of Allmerica P&C and its subsidiaries, as well as several other non-insurance subsidiaries from the Company to AFC. In exchange, AFC contributed capital to the Company and agreed to maintain the Company's statutory surplus at specified levels during the following 6 years. Comparability between current and prior period financial statements and footnotes has been significantly impacted by the Company's divestiture of these subsidiaries during 1999, as disclosed in
Note 3.

The Closed Block (Note 1B) assets and liabilities at December 31, 2000 and 1999 are presented in the consolidated balance sheets as single line items. The contribution from the Closed Block is included in the consolidated statements of income in other income. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

All significant intercompany accounts and transactions have been eliminated.

On or about December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of The Hanover Insurance Company ("Hanover"), a wholly-owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 4). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Prior to the July 1, 1999 changes in AFC's corporate structure, minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, Hanover. Hanover's wholly-owned subsidiary is Citizens Corporation, the holding company for Citizens. Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block ("the Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner ("the Insurance Commissioner") consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2000, there were no real estate properties in the Company's investment portfolio. Real estate held at December 31, 1999 was carried at the estimated fair value less costs of disposal. Depreciation was not recorded on this asset while it was held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge the foreign currency exchange risk associated with investment securities are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk associated with trust obligations backed by funding agreements are accounted for using the fair value method, with changes in fair value reported in other operating income consistent with the underlying hedged trust obligation. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

investment gains and losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6.0% for life insurance and 2 1/2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GICs"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEMUTUALIZATION AND FORMATIONS OF MUTUAL INSURANCE HOLDING COMPANIES AND FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS ("SoP No. 00-3"). SoP No. 00-3 requires that closed block assets, liabilities, revenues and expenses be displayed together with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. In addition, SoP No. 00-3 provides guidance on the accounting for participating contracts issued before and after the date of demutualization, recording of closed block earnings and related policyholder dividend liabilities, and the accounting treatment for expenses and equity balances at the date of demutualization. This statement is effective for fiscal years beginning after December 15, 2000. The adoption of SoP No. 00-3 did not have a material impact on the Company's financial position or results of operations.

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement is effective for fiscal years beginning after June 15, 2000. The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

In December 1997, the AICPA issued Statement of Position 97-3, ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS ("SoP
No. 97-3"). SoP No. 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement became effective for fiscal years beginning after December 15, 1998. The adoption of SoP No. 97-3 did not have a material effect on the results of operations or financial position of the Company.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS -- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTION'S ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. The Company also recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to a measurement date of June 30, 1999, approximately $18.6 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver and received consideration of approximately $22 million, based on renewal rights for existing policies. Additional consideration may be received in 2001, based on premium in force as of March 2001. However, the Company retained policy liabilities estimated at $153.0 million at December 31, 2000 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2000 and 1999, the discontinued segment had assets of approximately $487.1 million and $531.5 million, respectively, consisting primarily of invested assets, premiums and fees receivable, and reinsurance recoverables, and liabilities of approximately $449.2

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

million and $482.5 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $199.7 million, $361.5 million and $398.5 million for the years ended December 31, 2000, 1999 and 1998, respectively.

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes included transfer of the Company's ownership of Allmerica P&C and all of its subsidiaries, as well as certain other non-insurance subsidiaries, from FAFLIC to AFC, referred to as the "distribution of subsidiaries". The Company retained its ownership of its primary insurance subsidiary, AFLIAC, and certain broker dealer and investment management and advisory subsidiaries. AFC contributed capital to FAFLIC in the amount of $125.0 million, consisting of cash and securities of $36.0 million and $89.0 million, respectively, and agreed to maintain the Company's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC for 2001 would require the prior approval of the Commonwealth of Massachusetts Insurance Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the subsidiaries transferred from FAFLIC on July 1, 1999 was $1,274.1 million. As of June 30, 1999, the transferred subsidiaries had total assets of $5,334.1 million, including cash and cash equivalents of $202.2 million, and total revenue of $1,196.5 million.

The Company's consolidated results of operations in 1999 include $107.2 million of net income associated with these subsidiaries through June 30, 1999. The unaudited pro forma information below presents consolidated results of operations as if the reorganization had occurred at the beginning of 1999.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the Company had the transfer occurred at the beginning on 1998, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Revenue.....................................................  $828.0  $750.2
                                                              ======  ======
Net realized capital (losses) gains included in revenue.....   (11.8)   19.6
                                                              ======  ======
Income from continuing operations before taxes..............   192.1   141.2
Income taxes................................................    51.2    41.2
                                                              ------  ------
Net income from continuing operations.......................   140.9   100.0
(Loss) from operations of discontinued business (less
 applicable income tax benefit of $10.4 million and $7.0
 million for the years ended December 31, 1999 and 1998
 respectively)..............................................   (17.2)  (13.5)
(Loss) on disposal of group life and health business,
 including provision of $72.2 million for operating losses
 during phase-out period for the year ended December 31,
 1999 (less applicable income tax benefit of $16.4
 million)...................................................   (30.5)   --
                                                              ------  ------
Net income..................................................  $ 93.2  $ 86.5
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan is the result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of the Company's restructuring plan, it recognized a pre-tax charge of $11.0 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. Approximately $1.9 million of this charge relates to severance and other employee related costs. Approximately $9.1 million of this charge relates to one-time project costs. As of December 31, 2000, the Company has made payments of approximately $9.1 million related to this restructuring plan, of which approximately $1.6 million relates to severance and other employee related costs.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated reinsurer. The reinsurance agreement provides accident year coverage for the three years 1999 to 2001 for the Company's property and casualty business, and is subject to cancellation or commutation annually at the Company's option. The program covers losses and allocated loss adjustment expenses, including those incurred but not yet reported, in excess of a specified whole account loss and allocated LAE ratio. The annual and aggregate coverage limits for losses and allocated LAE are $150.0 million. The effect of this agreement on results of operations in each reporting period is based on losses and allocated LAE ceded, reduced by a sliding scale premium of 50.0-67.5% depending on the size of the loss, and increased by a ceding commission of 20.0% of ceded premium. In addition, net investment income is reduced for amounts credited to the reinsurer. Prior to the AFC corporate reorganization, the Company recognized a net benefit of $16.9 million as a result of this agreement based on year-to-date and annual estimates of losses and allocated loss adjustment expenses for accident year 1999.

On October 29, 1998, the Company announced that it had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the segment consolidated its property and casualty field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $9.0 million, in the fourth quarter of 1998. The Company made payments of approximately $4.2 million and $0.1 million through June 30, 1999 and in 1998, respectively, related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, relating to the Company's reinsurance pool business. These pools consist primarily of the Company's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998. This loss is reported as part of the discontinued operations of the Company.

In 1999 and 1998 Allmerica P&C redeemed 8,662.7 and 3,289.5 respectively, of its issued and outstanding common stock owned by AFC for $350.0 million and $125.0 million respectively, thereby increasing the Company's total ownership to 84.5% as of June 30, 1999. The increases in the Company's ownership of Allmerica P&C through June 30, 1999 and for 1998 were 14.5% and 4.3% respectively. The 1999 transaction consisted of cash and cash equivalents. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   34.3     $  2.6      $--       $   36.9
States and political subdivisions.......      10.4        0.3       --           10.7
Foreign governments.....................      43.2        1.5         0.6        44.1
Corporate fixed maturities..............   3,818.9       93.5       138.0     3,774.4
Mortgage-backed securities..............     459.5       14.7         2.1       472.1
                                          --------     ------      ------    --------
Total fixed maturities..................  $4,366.3     $112.6      $140.7    $4,338.2
                                          ========     ======      ======    ========
Equity securities.......................  $   44.1     $ 20.2      $  7.2    $   57.1
                                          ========     ======      ======    ========

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   62.6     $  1.0      $  0.5    $   63.1
States and political subdivisions.......      13.5        0.1         0.1        13.5
Foreign governments.....................      80.0        2.1         0.1        82.0
Corporate fixed maturities..............   3,206.5       63.2       116.9     3,152.8
Mortgage-backed securities..............     359.0        1.3        11.0       349.3
                                          --------     ------      ------    --------
Total fixed maturities..................  $3,721.6     $ 67.7      $128.6    $3,660.7
                                          ========     ======      ======    ========
Equity securities.......................  $   27.9     $ 24.7      $  1.2    $   51.4
                                          ========     ======      ======    ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2000, the amortized cost and market value of these assets on deposit in New York were $186.7 million and $189.8 million, respectively. At December 31, 1999, the amortized cost and market value of assets on deposit were $196.4 million and $193.0 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $21.2 million and $18.3 million were on deposit with various state and governmental authorities at December 31, 2000 and 1999, respectively.

There were no contractual fixed maturity investment commitments at December 31, 2000.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2000
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  235.1   $  233.7
Due after one year through five years.......................   2,100.9    2,073.4
Due after five years through ten years......................   1,237.9    1,231.7
Due after ten years.........................................     792.4      799.4
                                                              --------   --------
Total.......................................................  $4,366.3   $4,338.2
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)   TOTAL
-------------                                                 ----------  -------------  -------
2000
Net appreciation (depreciation), beginning of year..........   $ (30.4)      $  15.5     $ (14.9)
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      48.9          (3.2)       45.7
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........     (36.1)       --           (36.1)
(Provision) benefit for deferred federal income taxes.......      (4.5)          1.1        (3.4)
                                                               -------       -------     -------
                                                                   8.3          (2.1)        6.2
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $ (22.1)      $  13.4     $  (8.7)
                                                               =======       =======     =======

1999
Net appreciation (depreciation), beginning of year..........   $  79.0       $  90.2     $ 169.2
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................    (254.4)       (122.3)     (376.7)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........      78.5        --            78.5
(Provision) benefit for deferred federal income taxes and
 minority interest..........................................      72.1          64.7       136.8
Distribution of subsidiaries (See Note 3)...................      (5.6)        (17.1)      (22.7)
                                                               -------       -------     -------
                                                                (109.4)        (74.7)     (184.1)
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $ (30.4)      $  15.5     $ (14.9)
                                                               =======       =======     =======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)   TOTAL
-------------                                                 ----------  -------------  -------
1998
Net appreciation (depreciation), beginning of year..........   $ 122.6       $  86.7     $ 209.3
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (99.3)          4.4       (94.9)
Appreciation (depreciation ) due to Allmerica P&C purchase
 of minority interest of Citizens...........................      10.7          10.7        21.4
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........       6.3        --             6.3
(Provision) benefit for deferred federal income taxes and
 minority interest..........................................      38.7         (11.6)       27.1
                                                               -------       -------     -------
                                                                 (43.6)          3.5       (40.1)
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $  79.0       $  90.2     $ 169.2
                                                               =======       =======     =======

(1) Includes net appreciation (depreciation) on other investments of $1.5 million, $(1.1) million, and $0.8 million, in 2000, 1999, and 1998, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans and real estate are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. At December 31, 2000, there were no real estate properties in the Company's investment portfolio. Previously, real estate investments were obtained primarily through foreclosures.

The carrying values of mortgage loans and real estate investments net of applicable reserves were $472.7 million and $533.6 million at December 31, 2000 and 1999, respectively. Reserves for mortgage loans were $4.4 million and $5.8 million at December 31, 2000 and 1999, respectively.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000, 1999 and 1998.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2000.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Property type:
  Office building...........................................  $269.5  $301.5
  Industrial / warehouse....................................    82.2    83.6
  Retail....................................................    81.9    92.2
  Residential...............................................    32.5    50.3
  Other.....................................................    11.0    11.8
  Valuation allowances......................................    (4.4)   (5.8)
                                                              ------  ------
Total.......................................................  $472.7  $533.6
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Geographic region:
  Pacific...................................................  $138.7  $133.6
  South Atlantic............................................   128.3   132.2
  East North Central........................................    60.4    62.5
  New England...............................................    53.7    90.8
  West South Central........................................    41.4    40.7
  Middle Atlantic...........................................    35.7    50.3
  Other.....................................................    18.9    29.3
  Valuation allowances......................................    (4.4)   (5.8)
                                                              ------  ------
Total.......................................................  $472.7  $533.6
                                                              ======  ======

At December 31, 2000, scheduled mortgage loan maturities were as follows:
2001 -- $47.4 million; 2002 -- $43.0 million; 2003 -- $39.2 million; 2004 --
$74.9 million; 2005 -- $27.4 million; and $240.8 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2000, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  MORTGAGE LOANS INVESTMENT VALUATION ALLOWANCES

Mortgage loans investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 2000   1999   1998
-------------                                                 -----  -----  -----
Balance at beginning of year................................  $ 5.8  $11.5  $20.7
Provisions..................................................   (1.3)  (2.4)  (6.8)
Write-offs..................................................   (0.1)  (3.3)  (2.4)
                                                              -----  -----  -----
Balance at end of year......................................  $ 4.4  $ 5.8  $11.5
                                                              =====  =====  =====

Provisions on mortgages during 2000, 1999 and 1998 reflect the release of redundant specific reserves.

The carrying value of impaired loans was $3.4 million and $18.0 million, with related reserves of $0.4 million and $0.8 million as of December 31, 2000 and 1999, respectively. All impaired loans were reserved for as of December 31, 2000 and 1999.

The average carrying value of impaired loans was $12.1 million, $21.0 million and $26.1 million, with related interest income while such loans were impaired, of $1.4 million, $2.1 million and $3.2 million as of December 31, 2000, 1999 and 1998, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs") and other funding agreements, as well as the reinvestment of fixed maturities. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Similarly, the Company is exposed to interest rate risk on reinvestments of fixed maturities

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

from the time of maturity until the purchase of new fixed maturities. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding was $87.5 million and $37.1 million, at December 31, 2000 and 1999, respectively. The notional amounts of the contracts represent the extent of the Company's investment but not future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding are less than one year. The fair value of futures contracts outstanding was $88.7 million and $36.8 million at December 31, 2000 and 1999, respectively.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts and fixed maturities purchases. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging losses were $3.6 million and $0.9 million in 2000 and 1999, respectively. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There were $0.3 million and $0.1 million of gains realized on ineffective hedges in 2000 and 1998, respectively. There were no gains or losses in 1999.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 ---------  ---------  ---------
Contracts outstanding, beginning of year....................  $    37.1  $    92.7  $  --
New contracts...............................................    1,539.1      947.0    1,117.5
Contracts terminated........................................   (1,488.7)  (1,002.6)  (1,024.8)
                                                              ---------  ---------  ---------
Contracts outstanding, end of year..........................  $    87.5  $    37.1  $    92.7
                                                              =========  =========  =========

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed maturities. Additionally, the Company enters into compound foreign currency/ interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust obligations backed by funding agreements. Under these swap contracts, the Company agrees to exchange interest and principal related to foreign fixed maturities and trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999, was a net receivable of $5.7 million and a net payable of $0.2 million, respectively.

The fair values of the foreign currency swap contracts and compound foreign currency/interest rate swap contracts outstanding were $(35.9) million and $(4.7) million at December 31, 2000 and 1999, respectively. Changes in the fair value of contracts hedging fixed maturities are reported as an unrealized gain or loss, consistent with the underlying hedged security. Changes in the foreign currency portion of the fair value of

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

contracts hedging trust obligations backed by funding agreements are reported as other operating income, consistent with the underlying hedged liability. Changes in the interest rate portion of the fair value of contracts hedging trust obligations backed by funding agreements are reported as unrealized gains and losses, consistent with the hedged item. The net decrease in other operating income related to the change in the foreign currency portion of the fair value of these contracts was $8.9 million in 2000 and $2.6 million in 1999. The change in unrealized gains and losses related to the change in both the interest rate portion of the fair value of the contracts hedging trust obligations backed by funding agreements, as well as the change in the fair value of the contracts hedging foreign fixed maturities, was $(22.2) million and $(3.4) million in 2000 and 1999, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency and compound swap contracts is reflected in the net investment income related to the underlying assets. This amount was $(10.0) million in 2000 and was not material in 1999 and 1998. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency and compound swap contracts in 2000 or 1999.

A reconciliation of the notional amount of foreign currency and compound swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999   1998
-------------                                                 ------  ------  -----
Contracts outstanding, beginning of year....................  $ 71.5  $ 42.6  $42.6
New contracts...............................................   544.4    52.9   --
Contracts expired...........................................    (8.3)  (24.0)  --
                                                              ------  ------  -----
Contracts outstanding, end of year..........................  $607.6  $ 71.5  $42.6
                                                              ======  ======  =====

Expected maturities of such foreign currency and compound swap contracts outstanding at December 31, 2000 are $143.9 million in 2001, $91.4 million in 2003, $347.7 million in 2005 and $24.6 million thereafter. There are no expected maturities of such foreign currency and compound swap contracts in 2002 and 2004.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999 were net payables of $12.0 million and $4.2 million, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The increase (decrease) in net investment income related to interest rate swap contracts was $4.4 million, $(7.0) million and $(2.8) million for the years ended December 31, 2000, 1999 and 1998,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

respectively. The fair value of interest rate swap contracts outstanding was $(22.8) million and $33.1 million at December 31, 2000 and 1999, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 2000 or 1999.

A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000      1999      1998
-------------                                                 --------  --------  --------
Contracts outstanding, beginning of year....................  $1,025.9  $1,112.6  $  244.1
New contracts...............................................     630.0     905.4     873.5
Contracts terminated........................................    (236.0)   (888.5)    --
Contracts expired...........................................     --        (80.0)     (5.0)
Distribution of subsidiaries (Note 3).......................     --        (23.6)    --
                                                              --------  --------  --------
Contracts outstanding, end of year..........................  $1,419.9  $1,025.9  $1,112.6
                                                              ========  ========  ========

Expected maturities of such interest rate swap contracts outstanding at December 31, 2000 are $43.1 million in 2001, $233.5 million in 2002, $391.0 million in 2003, $307.3 million in 2004, $425.0 million in 2005 and $20.0 million thereafter.

G.  OTHER SWAP CONTRACTS

The Company enters into insurance portfolio-linked and credit default swap contracts for investment purposes. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with insurance portfolio-linked swap contracts is the inability of the counterparty to meet its obligation. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts, and generally enters into forward or swap agreements with companies rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.3) million at December 31, 2000 and 1999. The net amount receivable or payable under insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net (decrease) increase in realized investment gains related to these contracts was $(0.7) million, $(0.2) million and $1.0 million for the years ended December 31, 2000, 1999 and 1998, respectively.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.2 million, $0.4 million and $0.2 million for the years ended December 31, 2000, 1999 and 1998, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  ------
Contracts outstanding, beginning of year....................  $ 190.0  $ 255.0  $ 15.0
New contracts...............................................    --        50.0   266.3
Contracts expired...........................................    --      (115.0)  (26.3)
Contracts terminated........................................   (150.0)   --       --
                                                              -------  -------  ------
Contracts outstanding, end of year..........................  $  40.0  $ 190.0  $255.0
                                                              =======  =======  ======

At December 31, 2000, all other swap contracts are expected to mature in 2001.

H.  OTHER

At December 31, 2000 and 1999, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

6.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $304.3  $415.7  $509.6
Mortgage loans..............................................    40.8    45.5    57.6
Equity securities...........................................     1.1     1.7     7.2
Policy loans................................................    14.3    12.7    11.9
Other long-term investments.................................    11.3    14.4     7.0
Short-term investments......................................     7.5    26.6    15.6
                                                              ------  ------  ------
Gross investment income.....................................   379.3   516.6   608.9
Less investment expenses....................................   (11.5)  (13.5)  (15.0)
                                                              ------  ------  ------
Net investment income.......................................  $367.8  $503.1  $593.9
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $2.9 million and $1.0 million on non-accrual status at December 31, 2000 and 1999, respectively. There were no mortgage loans on non-accrual status at December 31, 2000 and 1999. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $1.6 million and $1.4 million in 2000 and 1999, respectively, and had no impact in 1998.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million and $18.8 million at December 31, 2000 and 1999, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.7 million, $2.5 million and $3.3 million in 2000, 1999 and 1998, respectively. Actual interest income on these loans included in net investment income aggregated $1.4 million, $1.8 million and $3.3 million in 2000, 1999 and 1998, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

There were no mortgage loans which were non-income producing for the years ended December 31, 2000 and 1999. There were, however, fixed maturities with a carrying value of $0.8 million and $0.3 million which were non-income producing for the years ended December 31, 2000 and 1999, respectively.

Included in other long-term investments is income from limited partnerships of $7.8 million and $6.6 million in 2000 and 1999, respectively, and losses of $6.3 million in 1998.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $(71.7) $(52.0) $(11.6)
Mortgage loans..............................................     1.3     2.5     8.8
Equity securities...........................................     2.0   141.3    63.7
Other long-term investments.................................     6.0     8.5    --
                                                              ------  ------  ------
Net realized investment (losses) gains......................  $(62.4) $100.3  $ 60.9
                                                              ======  ======  ======

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2000
Fixed maturities............................................    $1,044.6     $ 4.0  $(47.3)
Equity securities...........................................         2.1       2.0    --

1999
Fixed maturities............................................    $1,480.5     $ 9.2  $ 27.1
Equity securities...........................................       421.2     149.0     7.6

1998
Fixed maturities............................................    $  979.2     $17.9  $ 11.3
Equity securities...........................................       258.7      72.8     9.0

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999     1998
-------------                                                 ------  -------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period,
 (net of tax (benefit) in 2000 of $(21.5) million, including
 $22.7 million resulting from the distribution of
 subsidiaries in 1999, net of tax (benefit) and minority
 interest of $(103.3) million and $(26.8) million in 1999
 and 1998 respectively).....................................  $(40.2) $(121.9) $ (6.8)
Less: reclassification adjustment for (losses) gains
 included in net income (net of tax (benefit) in 2000 of
 $(24.9) million in 2000 and net of tax (benefit) and
 minority interest of $33.5 million and $21.5 million in
 1999 and 1998 respectively)................................   (46.4)   (62.2)   33.3
                                                              ------  -------  ------
Other comprehensive income (loss) income....................  $  6.2  $(184.1) $(40.1)
                                                              ======  =======  ======

7.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $(47.1) million and $31.1 million at December 31, 2000 and 1999, respectively. In addition, the Company held futures contracts with a carrying value of $(3.6) million and $(0.9) million at December 31, 2000 and 1999, respectively. The fair value of these contracts was $88.7 million and $36.8 million at December 31, 2000 and 1999, respectively.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. Fair values of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

COMPANY OWNED LIFE INSURANCE

Fair values are based on the current cash surrender value of the policy. This value is dependent on the fair value of the underlying securities which is based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     2000                1999
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  123.0  $  123.0  $  279.3  $  279.3
  Fixed maturities..........................................   4,338.2   4,338.2   3,660.7   3,660.7
  Equity securities.........................................      57.1      57.1      51.4      51.4
  Mortgage loans............................................     472.7     490.1     521.2     521.9
  Policy loans..............................................     189.6     189.6     170.5     170.5
  Company owned life insurance..............................      65.6      65.6     --        --
                                                              --------  --------  --------  --------
                                                              $5,246.2  $5,263.6  $4,683.1  $4,683.8
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,636.5  $1,663.3  $1,316.0  $1,341.4
  Supplemental contracts without life contingencies.........      40.7      40.7      48.8      48.8
  Dividend accumulations....................................      88.5      88.5      88.1      88.1
  Other individual contract deposit funds...................      45.0      44.9      48.4      48.2
  Other group contract deposit funds........................     323.1     319.0     602.9     583.5
  Individual fixed annuity contracts........................   1,026.1     991.7   1,092.5   1,057.1
  Trust instruments supported by funding obligations........     621.5     620.5      50.6      49.6
                                                              --------  --------  --------  --------
                                                              $3,781.4  $3,768.6  $3,247.3  $3,216.7
                                                              ========  ========  ========  ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.  CLOSED BLOCK

Included in other income in the Consolidated Statements of Income in 2000, 1999 and 1998 is a net pre-tax contribution from the Closed Block of $6.3 million, $13.8 million and $10.4 million, respectively. Summarized financial information of the Closed Block as of December 31, 2000 and 1999 and for the periods ended December 31, 2000, 1999 and 1998 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                                 2000    1999
-------------                                                                ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $400.3
    and $387.4 respectively)...............................................  $397.5  $372.9
  Mortgage loans...........................................................   144.9   136.3
  Policy loans.............................................................   191.7   201.1
  Cash and cash equivalents................................................     1.9    22.6
  Accrued investment income................................................    14.6    14.0
  Deferred policy acquisition costs........................................    11.0    13.1
  Other assets.............................................................     6.4    12.3
                                                                             ------  ------
Total assets...............................................................  $768.0  $772.3
                                                                             ======  ======
Liabilities
  Policy liabilities and accruals..........................................  $828.9  $835.2
  Other liabilities........................................................     0.8     6.9
                                                                             ------  ------
Total liabilities..........................................................  $829.7  $842.1
                                                                             ======  ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                2000    1999    1998
-------------                                                                -----  ------  ------
Revenues
  Premiums and other income................................................  $49.9  $ 52.1  $ 55.4
  Net investment income....................................................   53.6    53.8    53.3
  Realized investment (losses) gains.......................................   (5.4)   (0.6)    0.1
                                                                             -----  ------  ------
Total revenues.............................................................   98.1   105.3   108.8
                                                                             -----  ------  ------
Benefits and expenses
  Policy benefits..........................................................   89.5    88.9    95.0
  Policy acquisition expenses..............................................    2.1     2.5     2.7
  Other operating expenses.................................................    0.2     0.1     0.7
                                                                             -----  ------  ------
Total benefits and expenses................................................   91.8    91.5    98.4
                                                                             -----  ------  ------
Contribution from the Closed Block.........................................  $ 6.3  $ 13.8  $ 10.4
                                                                             =====  ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  -------
Cash flows
  Cash flows from operating activities:
  Contribution from the Closed Block........................  $   6.3  $  13.8  $  10.4
  Change in:
    Deferred policy acquisition costs, net..................      2.1      2.5      2.6
    Policy liabilities and accruals.........................    (12.0)   (13.1)   (13.5)
    Accrued investment income...............................     (0.6)     0.1    --
    Other assets............................................      5.9     (8.3)     2.4
    Expenses and taxes payable..............................    (10.1)    (2.9)    (2.9)
    Other, net..............................................      5.3      0.8      0.3
                                                              -------  -------  -------
  Net cash used in operating activities.....................     (3.1)    (7.1)    (0.7)
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........    133.3    139.0     83.6
    Purchases of investments................................   (160.3)  (128.5)  (106.5)
    Other, net..............................................      9.4      9.8      7.9
                                                              -------  -------  -------
  Net cash (used in) provided by investing activities.......    (17.6)    20.3    (15.0)
                                                              -------  -------  -------
Net (decrease) increase in cash and cash equivalents........    (20.7)    13.2    (15.7)
Cash and cash equivalents, beginning of year................     22.6      9.4     25.1
                                                              -------  -------  -------
Cash and cash equivalents, end of year......................  $   1.9  $  22.6  $   9.4
                                                              =======  =======  =======

There were no valuation allowances on mortgage loans at December 31, 2000, 1999 and 1998, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

9.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Federal income tax expense (benefit)
  Current...................................................  $(33.8) $88.7   $ 74.6
  Deferred..................................................    50.1    4.3    (15.4)
                                                              ------  -----   ------
Total.......................................................  $ 16.3  $93.0   $ 59.2
                                                              ======  =====   ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000     1999    1998
-------------                                                 --------  ------  ------
Expected federal income tax expense.........................   $ 49.9   $133.4  $108.0
  Tax-exempt interest.......................................    --       (24.2)  (38.9)
  Dividend received deduction...............................     (6.9)    --      (5.1)
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................    (13.3)    --      --
  Changes in tax reserve estimates..........................     (4.0)    (8.7)    2.3
  Tax credits...............................................    (10.3)    (8.5)   (8.5)
  Other, net................................................      0.9      1.0     1.4
                                                               ------   ------  ------
Federal income tax expense..................................   $ 16.3   $ 93.0  $ 59.2
                                                               ======   ======  ======

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Deferred tax (assets) liabilities
  AMT and low income housing credit carryforwards...........  $ (20.2)   $ (10.8)
  Loss reserve discounting..................................   (264.8)    (283.5)
  Deferred acquisition costs................................    416.6      355.7
  Employee benefit plans....................................    (51.6)     (52.0)
  Investments, net..........................................    (28.9)      (8.7)
  Litigation reserve........................................     (8.1)      (6.0)
  Discontinued operations...................................    (11.9)     (11.7)
  Other, net................................................     (3.0)      (1.1)
                                                              -------    -------
Deferred tax liability (asset), net.........................  $  28.1    $ (18.1)
                                                              =======    =======

Gross deferred income tax assets totaled $441.8 million and $515.8 millions at December 31, 2000 and 1999, respectively. Gross deferred income tax liabilities totaled $469.9 million and $497.7 million at December 31, 2000 and 1999, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 2000, there are available alternative minimum tax credit carryforwards and low income housing credit carryforwards of $2.8 million and $17.4 million, respectively. The alternative minimum tax credit carryforwards have no expiration date, whereas the low income housing credit carryforwards will expire beginning in 2018.

The Company's federal income tax returns are routinely audited by the Internal Revenue Services ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992, 1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

10.  PENSION PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple benefit plans to employees and agents of these affiliated Companies, including retirement plans. The salaries of employees and agents covered by these plans and the expenses of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 2000, 1999 and 1998 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............   $ 18.5     $ 19.3     $ 19.0
Interest cost...............................................     28.6       26.5       25.5
Expected return on plan assets..............................    (43.1)     (38.9)     (34.9)
Recognized net actuarial gain...............................    (11.2)      (0.4)      (0.8)
Amortization of transition asset............................     (2.2)      (2.3)      (2.2)
Amortization of prior service cost..........................     (3.1)      (3.3)      (2.9)
                                                               ------     ------     ------
  Net periodic pension (benefit) cost.......................   $(12.5)    $  0.9     $  3.7
                                                               ======     ======     ======

The Company, allocated approximately $(2.7) million and $1.7 million of the net periodic pension (benefit) cost to its affiliated companies in 2000 and 1999, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table summarizes the status of the plan. At December 31, 2000, the projected benefit obligations exceeded the plans' assets while at December 31,1999 the plans' assets exceeded their projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Change in benefit obligations:
  Projected benefit obligation at beginning of year.........   $392.7     $414.2
  Service cost -- benefits earned during the year...........     18.5       19.3
  Interest cost.............................................     28.6       26.5
  Actuarial losses (gains)..................................     37.7      (44.4)
  Benefits paid.............................................    (26.6)     (22.9)
                                                               ------     ------
    Projected benefit obligation at end of year.............    450.9      392.7
                                                               ------     ------
Change in plan assets:
  Fair value of plan assets at beginning of year............    470.6      441.6
  Actual return on plan assets..............................     (2.5)      51.9
  Benefits paid.............................................    (26.6)     (22.9)
                                                               ------     ------
    Fair value of plan assets at end of year................    441.5      470.6
                                                               ------     ------
  Funded status of the plan.................................     (9.4)      77.9
  Unrecognized transition obligation........................    (19.4)     (21.6)
  Unamortized prior service cost............................     (8.9)     (12.0)
  Unrecognized net actuarial gains..........................     (6.4)    (101.6)
                                                               ------     ------
    Net pension liability...................................   $(44.1)    $(57.3)
                                                               ======     ======

As a result of AFC's merger with Allmerica P&C, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $7.5 million and $8.9 million in 2000 and 1999, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on weighted average discount rates of 7.25% and 7.75% in 2000 and 1999, respectively, and the assumed long-term rate of return on plan assets was 9.5% in 2000 and 9.0% in 1999. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares of AFC Common Stock at December 31, 2000 and 1999, with a market value of $57.7 million and $44.3 million at December 31, 2000 and 1999, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2000, 1999, and 1998, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $6.1 million, $5.9 million and $5.6 million in 2000, 1999 and 1998, respectively. The Company allocated approximately $2.9 million and $1.4 million of the 401(k) expense to its affiliated companies in 2000 and 1999 respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The plan expense in 2000, 1999 and 1998 was $3.2 million, $3.1 million and $3.0 million, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

On January 1, 1998, substantially all of the defined benefit and defined contribution 401(k) plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

11.  OTHER POSTRETIREMENT BENEFIT PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple postretirement medical and death benefit plans to employees, agents and retirees of these affiliated Companies. The costs of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective
January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Change in benefit obligation:
Accumulated postretirement benefit obligation at beginning
  of year...................................................   $ 66.8     $ 84.0
Service cost................................................      1.9        2.9
Interest cost...............................................      4.9        4.6
Actuarial losses (gains)....................................      5.6      (21.2)
Benefits paid...............................................     (3.7)      (3.5)
                                                               ------     ------
  Accumulated postretirement benefit obligation at end of
    year....................................................     75.5       66.8
                                                               ------     ------
Fair value of plan assets at end of year....................    --         --
                                                               ------     ------
Funded status of the plan...................................    (75.5)     (66.8)
Unamortized prior service cost..............................     (7.6)      (9.8)
Unrecognized net actuarial gains............................     (7.7)     (13.8)
                                                               ------     ------
  Accumulated postretirement benefit costs..................   $(90.8)    $(90.4)
                                                               ======     ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Service cost................................................   $  1.9     $  2.9     $  3.1
Interest cost...............................................      4.9        4.6        5.1
Recognized net actuarial (gain)loss.........................     (0.5)       0.1        0.1
Amortization of prior service cost..........................     (2.2)      (2.3)      (2.4)
                                                               ------     ------     ------
Net periodic postretirement benefit cost....................   $  4.1     $  5.3     $  5.9
                                                               ======     ======     ======

The Company allocated approximately $1.2 million and $1.1 million of the net periodic postretirement cost to its affiliated companies in 2000 and 1999 respectively.

As a result of AFC's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $3.9 million and $4.6 million in 2000 and 1999, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 2000, health care costs were assumed to increase 8.5% in 2001, declining thereafter until the ultimate rate of 5.5% is reached in 2007 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2000 by $4.8 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $0.5 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2000 by $4.2 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $0.4 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% and 7.75% at December 31, 2000 and 1999, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the postretirement medical and death benefits plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

12.  DIVIDEND RESTRICTIONS

Massachusetts and Delaware have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC and AFLIAC, respectively.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner (" the Commissioner ") , to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. During 2000 and 1999, no dividends were declared by FAFLIC to AFC. During 1998, FAFLIC paid dividends of $50.0 million to AFC. As of July 1, 1999, FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, was transferred from FAFLIC to AFC. Under an agreement with the Commissioner any dividend from FAFLIC to AFC for 2001 would require the prior approval of the Commissioner and may require AFC to make additional capital contributions to FAFLIC.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding
December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 2000, 1999 or 1998. During 2001, AFLIAC could pay dividends of $28.2 million to FAFLIC without prior approval.

13.  SEGMENT INFORMATION

The Company offers Asset Accumulation financial products and services. Prior to the AFC corporate reorganization, the Company offered financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducted business principally in three operating segments. These segments were Risk Management, Allmerica Financial Services and Allmerica Asset Management. In accordance with Statement No. 131, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

In 1999, the Company reorganized its Property and Casualty business and Corporate Risk Management Services operations within the Risk Management segment. Under the new structure, the Risk Management segment manages its business through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits and Allmerica Specialty. During the second quarter of 1999, the Company approved a plan to exit its group life and health business, consisting of its EBS business, its AGU business and its reinsurance pool business. Results of operations from this business, relating to both the current and the prior periods, have been segregated and reported as a component of discontinued operations in the Consolidated Statements of Income. Operating results from this business were previously reported in the Allmerica Voluntary Benefits and Allmerica Specialty distribution channels. Prior to 1999, results of the group life and health business were included in the Corporate Risk Management Services segment, while all other Risk Management business was reflected in the Property and Casualty segment.

The Risk Management segment's property and casualty business is offered primarily through the Hanover North, Hanover South and Citizens Midwest distribution channels utilizing the Company's independent agent network primarily in the Northeast, Midwest and Southeast United States, maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property and

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

casualty products through employer sponsored programs, and affinity group property and casualty business. Allmerica Specialty offers special niche property and casualty products in selected markets. On July 1, 1999, AFC made certain changes to its corporate structure as discussed in Note 3. As a result, FAFLIC distributed its interest in the property and casualty business after that date.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products, as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities. Allmerica Financial Services also includes brokerage and non-institutional investment advisory services. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in GICs, such as long-term and short-term funding agreements. Short-term funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. Long-term funding agreements are investment contracts issued to various business or charitable trusts, which are used to support debt issued by the trust to foreign and domestic institutional buyers, such as banks, insurance companies and pension plans. These funding agreements have long maturities and may be issued with a fixed or variable interest rate based on an index such as LIBOR. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients. As a result of the aforementioned change in the AFC corporate structure, FAFLIC distributed its ownership of certain investment advisory business as of July 1, 1999.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, technology, finance, human resources and legal.

Management evaluates the results of the aforementioned segments based on a pre-tax and pre-minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management...........................................   $--       $1,075.2   $2,220.8
  Asset Accumulation
    Allmerica Financial Services............................    855.2       797.0      721.2
    Allmerica Asset Management..............................    137.8       144.5      121.7
                                                               ------    --------   --------
        Subtotal............................................    993.0       941.5      842.9
                                                               ------    --------   --------
  Corporate.................................................    --            0.4        2.3
  Intersegment revenues.....................................    --           (0.8)      (7.6)
                                                               ------    --------   --------
    Total segment revenues including Closed Block...........    993.0     2,016.3    3,058.4
                                                               ------    --------   --------
  Adjustment to segment revenues:
      Adjustment for Closed Block...........................    (97.2)      (92.1)     (98.4)
      Net realized gains....................................    (62.4)      100.3       60.9
                                                               ------    --------   --------
  Total revenues............................................   $833.4    $2,024.5   $3,020.9
                                                               ======    ========   ========

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2000       1999       1998
-------------                                                     --------   --------   --------
Segment income (loss) before income taxes and minority interest:
  Risk Management.............................................     $--       $   85.1   $  149.7
  Asset Accumulation
    Allmerica Financial Services..............................      224.4       207.1      169.0
    Allmerica Asset Management................................       17.3        21.3       23.7
                                                                   ------    --------   --------
        Subtotal..............................................      241.7       228.4      192.7
                                                                   ------    --------   --------
  Corporate...................................................      (30.5)      (38.6)     (45.2)
                                                                   ------    --------   --------
    Segment income before income taxes and minority interest...     211.2       274.9      297.2
                                                                   ------    --------   --------
  Adjustments to segment income:
    Net realized investment gains, net of amortization........      (57.5)      106.1       52.2
    Sales practice litigation expense.........................      --          --         (31.0)
    Restructuring costs.......................................      (11.0)      --          (9.0)
    Other items...............................................      --          --          (0.8)
                                                                   ------    --------   --------
  Income before taxes and minority interest...................     $142.7    $  381.0   $  308.6
                                                                   ======    ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31
(IN MILLIONS)                                     2000        1999          2000           1999
-------------                                   ---------   ---------   ------------   ------------
                                                 IDENTIFIABLE ASSETS    DEFERRED ACQUISITION COSTS
Risk Management...............................  $   462.6   $   542.0    $     3.3      $     6.0
Asset Accumulation
  Allmerica Financial Services................   23,132.3    23,410.7      1,409.8        1,213.1
  Allmerica Asset Management..................    2,221.3     1,381.1          0.2            0.4
                                                ---------   ---------    ---------      ---------
      Total...................................  $25,816.2   $25,333.8    $ 1,413.3      $ 1,219.5
                                                =========   =========    =========      =========

14.  LEASE COMMITMENTS

Rental expenses for operating leases, including those related to the discontinued operations of the Company, amounted to $11.7 million, $22.2 million and $34.9 million in 2000, 1999, and 1998, respectively. These expenses relate primarily to building leases of the Company. At December 31, 2000, future minimum rental payments under non-cancelable operating leases were approximately $34.6 million, payable as follows: 2001 -- $16.2 million; 2002 -- $8.5 million; 2003 -- $6.0 million; 2004 -- $2.9 million, and $1.0 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 2001.

15.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT DURATION AND LONG DURATION CONTRACTS.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement (See Note 4). Prior to the AFC corporate reorganization, the Company was subject to concentration of risk with respect to this reinsurance agreement, which represented 10% or more of the Company's reinsurance business. Net premiums earned and losses and loss adjustment expenses ceded under this agreement in 1999 were $21.9 million and $35.0 million, respectively. In addition, the Company was subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company was required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

private insurers. These market mechanisms and pooling arrangements included the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). Prior to the AFC corporate reorganization, both CAR and MCCA represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company ceded a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1999 and 1998 were $20.4 million and $21.4 million and $38.1 million and $32.3million respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1999 and 1998 of $1.8 million and $30.6 million, $3.7 million and $18.0 million , respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
  Direct....................................................   $ 41.8    $   53.5   $   51.4
  Assumed...................................................      0.7         0.7        0.7
  Ceded.....................................................    (40.3)      (50.0)     (47.8)
                                                               ------    --------   --------
Net premiums................................................   $  2.2    $    4.2   $    4.3
                                                               ======    ========   ========
Property and casualty premiums written:
  Direct....................................................   $--       $1,089.0   $1,970.4
  Assumed...................................................    --           27.3       58.8
  Ceded.....................................................    --         (135.4)     (74.1)
                                                               ------    --------   --------
Net premiums................................................   $--       $  980.9   $1,955.1
                                                               ======    ========   ========
Property and casualty premiums earned:
  Direct....................................................   $--       $1,047.3   $1,966.8
  Assumed...................................................    --           30.3       64.5
  Ceded.....................................................    --         (127.3)     (66.1)
                                                               ------    --------   --------
Net premiums................................................   $--       $  950.3   $1,965.2
                                                               ======    ========   ========
Life insurance and other individual policy benefits, claims,
  Losses and loss adjustment expenses:
  Direct....................................................   $361.5    $  391.9   $  359.5
  Assumed...................................................      0.3         0.1        0.3
  Ceded.....................................................    (35.4)      (39.2)     (49.5)
                                                               ------    --------   --------
Net policy benefits, claims, losses and loss adjustment
  expenses..................................................   $326.4    $  352.8   $  310.3
                                                               ======    ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Property and casualty benefits, claims, losses and loss
  Adjustment expenses:
  Direct....................................................   $--       $  805.6   $1,588.2
  Assumed...................................................                 25.9       62.7
  Ceded.....................................................               (128.0)    (158.2)
                                                               ------    --------   --------
Net policy benefits, claims, losses, and loss adjustment
  expenses..................................................   $--       $  703.5   $1,492.7
                                                               ======    ========   ========

16.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Balance at beginning of year................................  $1,219.5   $1,161.2   $  965.5
Acquisition expenses deferred...............................     297.5      419.2      638.2
Amortized to expense during the year........................     (81.8)    (240.9)    (449.6)
Adjustment for discontinued operations......................      (2.7)       3.4       (0.2)
Adjustment to equity during the year........................     (19.2)      39.3        7.3
Adjustment due to distribution of subsidiaries..............     --        (162.7)     --
                                                              --------   --------   --------
Balance at end of year......................................  $1,413.3   $1,219.5   $1,161.2
                                                              ========   ========   ========

17.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $520.7 million and $601.3 million at December 31, 2000 and 1999, respectively. Accident and health claim liabilities were re-estimated for all prior years and were decreased by $18.6 million in 2000 and increased by $51.2 million in 1999. The decrease in 2000 primarily resulted from the Company's entrance into a reinsurance agreement which provided for the cession of the Company's long-term group disability reserves, partially offset by reserve strengthening in the reinsurance pool business. The 1999 increase resulted from the Company's reserve strengthening primarily in the EBS and reinsurance pool business.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The table below provides a reconciliation of the beginning and ending reserves for unpaid losses and LAE relating to the Company's property and casualty business prior to the AFC corporate reorganization.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999        1998
-------------                                                 ---------   --------
Reserve for losses and LAE, beginning of the year...........  $ 2,597.3   $2,615.4
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of the current year..........      795.6    1,609.0
  Decrease in provision for insured events of prior years...      (96.1)    (127.2)
                                                              ---------   --------
Total incurred losses and LAE...............................      699.5    1,481.8
                                                              ---------   --------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current
    year....................................................      342.1      871.9
  Losses and LAE attributable to insured events of prior
    years...................................................      424.2      643.0
                                                              ---------   --------
Total payments                                                    766.3    1,514.9
                                                              ---------   --------
Change in reinsurance recoverable on unpaid losses..........       44.3       15.0
Distribution of subsidiaries................................   (2,574.8)     --
                                                              ---------   --------
Reserve for losses and LAE, end of year.....................  $  --       $2,597.3
                                                              =========   ========

As part of an ongoing process, the reserves were re-estimated for all prior accident years and were decreased by $96.1 million and $127.2 million in 1999 and 1998 respectively, reflecting increased favorable development on reserves for both losses and loss adjustment expenses.

Favorable development on prior years' loss reserves was $52.0 million and $58.9 million for the years ended December 31, 1999 and 1998 respectively. Favorable development on prior year's loss adjustment expense reserves was $44.1 million and $68.3 million prior to the AFC corporate reorganization in 1999 and for the year ended December 31, 1998. The increase in favorable development 1998 was primarily attributable to claims process improvement initiatives taken by the Company. The Company has lowered claim settlement costs through increased utilization of in-house attorneys and consolidation of claim offices.

This favorable development reflected the Company's reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Risk Management segment, the exposure to environmental liabilities was relatively small and therefore its reserves were relatively small compared to other types of liabilities. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the reserve for losses and LAE, were $49.9 million, net of reinsurance of $14.2 million in 1998. The Company does not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Company may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known, current law and methodologies currently available. Although these outstanding claims were not significant, their existence gives rise to uncertainty and were discussed because of the possibility, however remote, that they may become significant. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims were adequate. In addition, the Company is not aware of any litigation or pending

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

18.  MINORITY INTEREST

As a result of the Company's divestiture of certain of its subsidiaries including its 84.5% ownership of the outstanding shares of the common stock of Allmerica P&C effective July 1, 1999, there is no minority interest reflected in the Consolidated Balance Sheets as of December 31, 2000 and 1999. The Company's interest in Allmerica P&C was represented by ownership of 70.0% of the outstanding shares of common stock at December 31, 1998. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements through the period ended June 30, 1999 and for the year ended December 31, 1998.

19.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries, including FAFLIC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, the Company and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. FAFLIC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

20.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. As of December 31, 2000, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $322.6    $  180.7
  Life and Health Companies.................................    (43.6)     239.0        86.4

Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $--       $1,269.3
  Life and Health Companies.................................    528.5      590.1     1,164.1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Contractowners of Separate Account VA-K of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account VA-K of First Allmerica Financial Life Insurance Company at December 31, 2000, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the Funds, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 16, 2001

                             SEPARATE ACCOUNT VA-K

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2000

                                                                                                            GROWTH
                                              GROWTH          HIGH           CAPITAL         CASH       OPPORTUNITIES
                                             & INCOME      YIELD (a)        RESERVES        RESERVE           (a)       BALANCED (a)
                                          --------------  -------------  --------------  -------------  -------------  -------------
ASSETS:
Investments in shares of Delaware
  Group Premium Fund (DGPF) ............   $  7,242,084    $ 2,397,372    $  1,167,561    $ 1,141,091    $ 3,475,596    $ 2,060,378
Investments in shares of AIM
  Variable Insurance Funds .............              -              -               -              -              -              -
Investments in shares of The
  Alger American Fund ..................              -              -               -              -              -              -
Investments in shares of Alliance
  Variable Products Series Fund, Inc. ..              -              -               -              -              -              -
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust .............              -              -               -              -              -              -
Investments in shares of Pioneer
  Variable Contracts Trust .............              -              -               -              -              -              -
Investment income receivable ...........              -              -           1,778          1,717              -              -
                                          --------------  -------------  --------------  -------------  -------------  -------------
    Total assets .......................      7,242,084      2,397,372       1,169,339      1,142,808      3,475,596      2,060,378

LIABILITIES:                                          -              -               -              -              -              -
                                          --------------  -------------  --------------  -------------  -------------  -------------
    Net assets .........................   $  7,242,084    $ 2,397,372    $  1,169,339    $ 1,142,808    $ 3,475,596    $ 2,060,378
                                          ==============  =============  ==============  =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ...........   $  7,242,084    $ 2,397,372    $  1,169,339    $ 1,142,808    $ 3,475,596    $ 2,060,378
Value of investment by First
  Allmerica Financial Life Insurance
  Company (Sponsor) ....................              -              -               -              -              -              -
                                          --------------  -------------  --------------  -------------  -------------  -------------
                                           $  7,242,084    $ 2,397,372    $  1,169,339    $ 1,142,808    $ 3,475,596    $ 2,060,378
                                          ==============  =============  ==============  =============  =============  =============

Units outstanding, December 31, 2000 ...      3,022,628      2,246,512         865,331        897,269      1,243,358      1,150,549
Net asset value per unit,
  December 31, 2000 ....................   $   2.395956    $  1.067153    $   1.351320    $  1.273651    $  2.795329    $  1.790777

                                                              SMALL
                                           INTERNATIONAL       CAP
                                              EQUITY          VALUE          TREND
                                          --------------  -------------  --------------
ASSETS:
Investments in shares of Delaware
  Group Premium Fund (DGPF) ............   $  1,814,379    $ 1,649,670    $  3,410,190
Investments in shares of AIM
  Variable Insurance Funds .............              -              -               -
Investments in shares of The
  Alger American Fund ..................              -              -               -
Investments in shares of Alliance
  Variable Products Series Fund, Inc. ..              -              -               -
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust .............              -              -               -
Investments in shares of Pioneer
  Variable Contracts Trust .............              -              -               -
Investment income receivable ...........              -              -               -
                                          --------------  -------------  --------------
    Total assets .......................      1,814,379      1,649,670       3,410,190

LIABILITIES:                                          -              -               -
                                          --------------  -------------  --------------
    Net assets .........................   $  1,814,379    $ 1,649,670    $  3,410,190
                                          ==============  =============  ==============

Net asset distribution by category:
  Variable annuity contracts ...........   $  1,814,379    $ 1,649,670    $  3,410,190
Value of investment by First
  Allmerica Financial Life Insurance
  Company (Sponsor) ....................              -              -               -
                                          --------------  -------------  --------------
                                           $  1,814,379    $ 1,649,670    $  3,410,190
                                          ==============  =============  ==============

Units outstanding, December 31, 2000 ...      1,050,198        829,288       1,050,166
Net asset value per unit,
  December 31, 2000 ....................   $   1.727655    $  1.989261    $   3.247288

(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                               DECEMBER 31, 2000

                                              GLOBAL         STATEGIC                       EMERGING     CONVERTIBLE       SOCIAL
                                               BOND           INCOME         DEVON           MARKETS      SECURITIES     AWARENESS
                                          --------------  -------------  --------------  -------------  -------------  -------------
ASSETS:
Investments in shares of Delaware
  Group Premium Fund (DGPF) ............   $     95,167    $ 1,511,104    $  1,836,682    $   419,512    $   443,251    $   505,680
Investments in shares of AIM
  Variable Insurance Funds .............              -              -               -              -              -              -
Investments in shares of The
  Alger American Fund ..................              -              -               -              -              -              -
Investments in shares of Alliance
  Variable Products Series Fund, Inc. ..              -              -               -              -              -              -
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust .............              -              -               -              -              -              -
Investments in shares of Pioneer
  Variable Contracts Trust .............              -              -               -              -              -              -
Investment income receivable ...........              -              -               -              -              -              -
                                          --------------  -------------  --------------  -------------  -------------  -------------
    Total assets .......................         95,167      1,511,104       1,836,682        419,512        443,251        505,680

LIABILITIES:                                          -              -               -              -              -              -
                                          --------------  -------------  --------------  -------------  -------------  -------------
    Net assets .........................   $     95,167    $ 1,511,104    $  1,836,682    $   419,512    $   443,251    $   505,680
                                          ==============  =============  ==============  =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ...........   $     95,167    $ 1,511,104    $  1,836,682    $   419,512    $   443,251    $   505,680
Value of investment by First
  Allmerica Financial Life Insurance
  Company (Sponsor) ....................              -              -               -              -              -              -
                                          --------------  -------------  --------------  -------------  -------------  -------------
                                           $     95,167    $ 1,511,104    $  1,836,682    $   419,512    $   443,251    $   505,680
                                          ==============  =============  ==============  =============  =============  =============

Units outstanding, December 31, 2000 ...         85,952      1,549,735       1,544,448        759,146        364,544        350,965
Net asset value per unit,
  December 31, 2000 ....................   $   1.107212    $  0.975072    $   1.189216    $  0.552611    $  1.215907    $  1.440828

                                                              SELECT
                                               REIT         GROWTH (a)     U.S. GROWTH
                                          --------------  -------------  --------------
ASSETS:
Investments in shares of Delaware
  Group Premium Fund (DGPF) ............   $     55,453    $ 2,024,404    $    563,420
Investments in shares of AIM
  Variable Insurance Funds .............              -              -               -
Investments in shares of The
  Alger American Fund ..................              -              -               -
Investments in shares of Alliance
  Variable Products Series Fund, Inc. ..              -              -               -
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust .............              -              -               -
Investments in shares of Pioneer
  Variable Contracts Trust .............              -              -               -
Investment income receivable ...........              -              -               -
                                          --------------  -------------  --------------
    Total assets .......................         55,453      2,024,404         563,420

LIABILITIES:                                          -              -               -
                                          --------------  -------------  --------------
    Net assets .........................   $     55,453    $ 2,024,404    $    563,420
                                          ==============  =============  ==============

Net asset distribution by category:
  Variable annuity contracts ...........   $     55,453    $ 2,024,404    $    563,420
Value of investment by First
  Allmerica Financial Life Insurance
  Company (Sponsor) ....................              -              -               -
                                          --------------  -------------  --------------
                                           $     55,453    $ 2,024,404    $    563,420
                                          ==============  =============  ==============

Units outstanding, December 31, 2000 ...         44,831      1,870,380         563,971
Net asset value per unit,
  December 31, 2000 ....................   $   1.236938    $  1.082349    $   0.999023

(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                               DECEMBER 31, 2000

                                                                                                            ALGER          ALGER
                                                                             AIM V.I.                      AMERICAN       AMERICAN
                                              AIM V.I.       AIM V.I.     INTERNATIONAL     AIM V.I.      LEVERAGED        MIDCAP
                                               GROWTH       HIGH YIELD       EQUITY          VALUE          ALLCAP         GROWTH
                                          --------------  -------------  --------------  -------------  -------------  -------------
ASSETS:
Investments in shares of Delaware
  Group Premium Fund (DGPF) ............      $       -       $      -       $       -       $      -       $      -       $      -
Investments in shares of AIM
  Variable Insurance Funds .............        101,502         28,320         130,114        253,842              -              -
Investments in shares of The
  Alger American Fund ..................              -              -               -              -         69,947        278,121
Investments in shares of Alliance
  Variable Products Series Fund, Inc. ..              -              -               -              -              -              -
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust .............              -                              -              -              -              -
Investments in shares of Pioneer
  Variable Contracts Trust .............              -              -               -              -              -              -
Investment income receivable ...........              -              -               -              -              -              -
                                          --------------  -------------  --------------  -------------  -------------  -------------
    Total assets .......................        101,502         28,320         130,114        253,842         69,947        278,121

LIABILITIES:                                          -              -               -              -              -              -
                                          --------------  -------------  --------------  -------------  -------------  -------------
    Net assets .........................    $   101,502     $   28,320     $   130,114     $  253,842     $   69,947     $  278,121
                                          ==============  =============  ==============  =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ...........    $   101,502     $   26,679     $   130,114     $  253,842     $   68,451     $  278,121
Value of investment by First
  Allmerica Financial Life Insurance
  Company (Sponsor) ....................              -          1,641               -              -          1,496              -
                                          --------------  -------------  --------------  -------------  -------------  -------------
                                            $   101,502     $   28,320     $   130,114     $  253,842     $   69,947     $  278,121
                                          ==============  =============  ==============  =============  =============  =============

Units outstanding, December 31, 2000 ...        138,304         34,520         164,038        317,432         93,535        292,559
Net asset value per unit,
  December 31, 2000 ....................   $   0.733904    $  0.820371     $  0.793194    $  0.799673    $  0.747815    $  0.950649

                                               ALGER                        ALLIANCE
                                             AMERICAN        ALLIANCE        GROWTH
                                               SMALL          GROWTH       AND INCOME
                                          CAPITALIZATION     CLASS B         CLASS B
                                          --------------  -------------  --------------
ASSETS:
Investments in shares of Delaware
  Group Premium Fund (DGPF) ............   $          -    $         -    $          -
Investments in shares of AIM
  Variable Insurance Funds .............              -              -               -
Investments in shares of The
  Alger American Fund ..................          1,504              -               -
Investments in shares of Alliance
  Variable Products Series Fund, Inc. ..              -         17,052         141,567
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust .............              -              -               -
Investments in shares of Pioneer
  Variable Contracts Trust .............              -              -               -
Investment income receivable ...........              -              -               -
                                          --------------  -------------  --------------
    Total assets .......................          1,504         17,052         141,567

LIABILITIES:                                          -              -               -
                                          --------------  -------------  --------------
    Net assets .........................   $      1,504    $    17,052    $    141,567
                                          ==============  =============  ==============

Net asset distribution by category:
  Variable annuity contracts ...........   $          -    $    15,424    $    141,567
Value of investment by First
  Allmerica Financial Life Insurance
  Company (Sponsor) ....................          1,504          1,628               -
                                          --------------  -------------  --------------
                                           $      1,504    $    17,052    $    141,567
                                          ==============  =============  ==============

Units outstanding, December 31, 2000 ...          2,000         20,948         131,586
Net asset value per unit,
  December 31, 2000 ....................   $   0.751871    $  0.814031    $   1.075856

(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                               DECEMBER 31, 2000

                                                                                             MUTUAL       TEMPLETON      TEMPLETON
                                             ALLIANCE       ALLIANCE        FRANKLIN         SHARES         GROWTH     INTERNATIONAL
                                          PREMIER GROWTH   TECHNOLOGY       SMALL CAP     SECURITIES      SECURITIES    SECURITIES
                                              CLASS B        CLASS B         CLASS 2        CLASS 2        CLASS 2        CLASS 2
                                          --------------  -------------  --------------  -------------  -------------  -------------
ASSETS:
Investments in shares of Delaware
  Group Premium Fund (DGPF) ............   $          -    $         -    $          -    $         -    $         -    $         -
Investments in shares of AIM
  Variable Insurance Funds .............              -              -               -              -              -              -
Investments in shares of The
  Alger American Fund ..................              -              -               -              -              -              -
Investments in shares of Alliance
  Variable Products Series Fund, Inc. ..         28,566         46,090               -              -              -              -
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust .............              -              -          89,621         16,376          8,769         19,099
Investments in shares of Pioneer
  Variable Contracts Trust .............              -              -               -              -              -              -
Investment income receivable ...........              -              -               -              -              -              -
                                          --------------  -------------  --------------  -------------  -------------  -------------
    Total assets .......................         28,566         46,090          89,621         16,376          8,769         19,099

LIABILITIES:                                          -              -               -              -              -              -
                                          --------------  -------------  --------------  -------------  -------------  -------------
    Net assets .........................   $     28,566    $    46,090    $     89,621    $    16,376    $     8,769    $    19,099
                                          ==============  =============  ==============  =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ...........   $     26,995    $    44,797    $     89,621    $    14,183    $     6,678    $    17,058
Value of investment by First
  Allmerica Financial Life Insurance
  Company (Sponsor) ....................          1,571          1,293               -          2,193          2,091          2,041
                                          --------------  -------------  --------------  -------------  -------------  -------------
                                           $     28,566    $    46,090    $     89,621    $    16,376    $     8,769    $    19,099
                                          ==============  =============  ==============  =============  =============  =============

Units outstanding, December 31, 2000 ...         36,359         71,293         107,724         14,938          8,386         18,711
Net asset value per unit,
  December 31, 2000 ....................   $   0.785657    $  0.646482    $   0.831952    $  1.096323    $  1.045607    $  1.020721

                                                 PIONEER        PIONEER
                                                EMERGING        MID-CAP
                                             MARKETS VCT      VALUE VCT
                                                CLASS II       CLASS II
                                          --------------  -------------
ASSETS:
Investments in shares of Delaware
  Group Premium Fund (DGPF) ............   $          -    $         -
Investments in shares of AIM
  Variable Insurance Funds .............              -              -
Investments in shares of The
  Alger American Fund ..................              -              -
Investments in shares of Alliance
  Variable Products Series Fund, Inc. ..
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust .............              -              -
Investments in shares of Pioneer
  Variable Contracts Trust .............          1,354          9,869
Investment income receivable ...........              -              -
                                          --------------  -------------
    Total assets .......................          1,354          9,869

LIABILITIES:                                          -              -
                                          --------------  -------------
    Net assets .........................   $      1,354    $     9,869
                                          ==============  =============

Net asset distribution by category:
  Variable annuity contracts ...........   $          -    $     7,623
Value of investment by First
  Allmerica Financial Life Insurance
  Company (Sponsor) ....................          1,354          2,246
                                          --------------  -------------
                                           $      1,354    $     9,869
                                          ==============  =============

Units outstanding, December 31, 2000 ...          2,000          8,789
Net asset value per unit,
  December 31, 2000 ....................   $   0.676922    $  1.122920

(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2000

                                                               GROWTH        HIGH         CAPITAL         CASH          GROWTH
                                                              & INCOME     YIELD (a)     RESERVES       RESERVE    OPPORTUNITIES (a)
                                                            ------------ ------------- ------------  ------------  -----------------
INVESTMENT INCOME:
  Dividends ...............................................  $  122,610   $   122,159   $   72,850    $  117,749    $             -
                                                            ------------ ------------- ------------  ------------  -----------------

EXPENSES:
  Mortality and expense risk fees .........................      84,402        36,419       14,504        25,730             51,406
  Administrative expense fees .............................      10,431         4,502        1,793         3,180              6,354
                                                            ------------ ------------- ------------  ------------  -----------------
    Total expenses ........................................      94,833        40,921       16,297        28,910             57,760
                                                            ------------ ------------- ------------  ------------  -----------------
    Net investment income (loss) ..........................      27,777        81,238       56,553        88,839            (57,760)
                                                            ------------ ------------- ------------  ------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Realized gain distributions from portfolio sponsors .....     603,298             -            -             -            389,435
  Net realized gain (loss) from sales of investments ......    (271,408)     (547,328)     (29,562)            -            235,438
                                                            ------------ ------------- ------------  ------------  -----------------
    Net realized gain (loss) ..............................     331,890      (547,328)     (29,562)            -            624,873
  Net unrealized gain (loss) ..............................     277,347       (61,950)      51,557             -         (1,027,906)
                                                            ------------ ------------- ------------  ------------  -----------------
    Net realized and unrealized  gain (loss) ..............     609,237      (609,278)      21,995             -           (403,033)
                                                            ------------ ------------- ------------  ------------  -----------------
    Net increase (decrease) in net assets from operations..  $  637,014   $  (528,040)  $   78,548    $   88,839    $      (460,793)
                                                            ============ ============= ============  ============  =================


                                                                                                      SMALL
                                                                                  INTERNATIONAL        CAP
                                                                  BALANCED (a)        EQUITY           VALUE           TREND
                                                                ---------------  ----------------  -------------  ---------------
INVESTMENT INCOME:
  Dividends ..................................................   $      60,524    $       37,498    $    17,378    $           -
                                                                ---------------  ----------------  -------------  ---------------

EXPENSES:
  Mortality and expense risk fees ............................          27,552            21,913         18,341           55,616
  Administrative expense fees ................................           3,405             2,709          2,267            6,874
                                                                ---------------  ----------------  -------------  ---------------
    Total expenses ...........................................          30,957            24,622         20,608           62,490
                                                                ---------------  ----------------  -------------  ---------------
    Net investment income (loss) .............................          29,567            12,876         (3,230)         (62,490)
                                                                ---------------  ----------------  -------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Realized gain distributions from portfolio sponsors ........         145,256            30,739         21,699          266,517
  Net realized gain (loss) from sales of investments .........         (78,695)           18,329        (10,120)         655,024
                                                                ---------------  ----------------  -------------  ---------------
    Net realized gain (loss) .................................          66,561            49,068         11,579          921,541
  Net unrealized gain (loss) .................................        (208,973)          (65,435)       227,648       (1,180,968)
                                                                ---------------  ----------------  -------------  ---------------
    Net realized and unrealized  gain (loss) .................        (142,412)          (16,367)       239,227         (259,427)
                                                                ---------------  ----------------  -------------  ---------------
    Net increase (decrease) in net assets from operations ....   $    (112,845)   $       (3,491)   $   235,997    $    (321,917)
                                                                ===============  ================  =============  ===============

* For the period 5/1/00 (date of initial investment) to 12/31/00.
(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

For the Year Ended December 31, 2000

                                                               GLOBAL      STATEGIC                     EMERGING     CONVERTIBLE
                                                                BOND        INCOME          DEVON        MARKETS     SECURITIES
                                                             ----------  ------------  --------------  -----------  -------------
INVESTMENT INCOME:
  Dividends ...............................................   $    673    $  167,550    $     25,071   $   11,107    $    21,078
                                                             ----------  ------------  --------------  -----------  -------------

EXPENSES:
  Mortality and expense risk fees .........................      1,020        21,008          27,078        6,741          6,234
  Administrative expense fees .............................        126         2,596           3,347          833            771
                                                             ----------  ------------  --------------  -----------  -------------
    Total expenses ........................................      1,146        23,604          30,425        7,574          7,005
                                                             ----------  ------------  --------------  -----------  -------------
    Net investment income (loss) ..........................       (473)      143,946          (5,354)       3,533         14,073
                                                             ----------  ------------  --------------  -----------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Realized gain distributions from portfolio sponsors .....          -            -                -            -              -
  Net realized gain (loss) from sales of investments ......       (356)     (88,656)         (76,100)       7,000          4,019
                                                             ----------  ------------  --------------  -----------  -------------
    Net realized gain (loss) ..............................       (356)     (88,656)         (76,100)       7,000          4,019
  Net unrealized gain (loss) ..............................      1,498     (128,756)        (232,046)    (161,132)        (6,542)
                                                             ----------  ------------  --------------  -----------  -------------
    Net realized and unrealized  gain (loss) ..............      1,142     (217,412)        (308,146)    (154,132)        (2,523)
                                                             ----------  ------------  --------------  -----------  -------------
    Net increase (decrease) in net assets from operations..   $    669    $ (73,466)    $   (313,500)  $ (150,599)   $    11,550
                                                             ==========  ============  ==============  ===========  =============


                                                                             SOCIAL                     SELECT
                                                                           AWARENESS        REIT      GROWTH (a)    U.S. GROWTH
                                                                         -------------  -----------  ------------  -------------
INVESTMENT INCOME:
  Dividends ..........................................................    $     1,569    $   1,099    $    1,275    $       499
                                                                         -------------  -----------  ------------  -------------
EXPENSES:
  Mortality and expense risk fees ....................................          7,443          709        32,324          7,312
  Administrative expense fees ........................................            920           87         3,995            904
                                                                         -------------  -----------  ------------  -------------
    Total expenses ...................................................          8,363          796        36,319          8,216
                                                                         -------------  -----------  ------------  -------------
    Net investment income (loss) .....................................         (6,794)         303       (35,044)        (7,717)
                                                                         -------------  -----------  ------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................              -            -        51,892              -
  Net realized gain (loss) from sales of investments .................         14,235        2,640        28,617          6,538
                                                                         -------------  -----------  ------------  -------------
    Net realized gain (loss) .........................................         14,235        2,640        80,509          6,538
  Net unrealized gain (loss) .........................................        (69,902)       9,187      (744,813)       (50,635)
                                                                         -------------  -----------  ------------  -------------
    Net realized and unrealized  gain (loss) .........................        (55,667)      11,827      (664,304)       (44,097)
                                                                         -------------  -----------  ------------  -------------
    Net increase (decrease) in net assets from operations ............    $   (62,461)   $  12,130    $ (699,348)   $   (51,814)
                                                                         =============  ===========  ============  =============


* For the period 5/1/00 (date of initial investment) to 12/31/00.
(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

For the Year Ended December 31, 2000

                                                                                                                           ALGER
                                                                                            AIM V.I.                     AMERICAN
                                                                AIM V.I.     AIM V.I.     INTERNATIONAL     AIM V.I.     LEVERAGED
                                                                 GROWTH*    HIGH YIELD*      EQUITY*         VALUE*       ALLCAP*
                                                               ----------  ------------  ---------------  -----------  ------------
INVESTMENT INCOME:
  Dividends .................................................   $     10    $    3,652    $         332    $     323    $        -
                                                               ----------  ------------  ---------------  -----------  ------------

EXPENSES:
  Mortality and expense risk fees ...........................        435           129              789        1,227           497
  Administrative expense fees ...............................         53            16               98          152            61
                                                               ----------  ------------  ---------------  -----------  ------------
    Total expenses ..........................................        488           145              887        1,379           558
                                                               ----------  ------------  ---------------  -----------  ------------
    Net investment income (loss) ............................       (478)        3,507             (555)      (1,056)         (558)
                                                               ----------  ------------  ---------------  -----------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Realized gain distributions from portfolio sponsors .......      3,483             -            8,501       11,233           186
  Net realized gain (loss) from sales of investments ........      1,107           (18)            (623)        (440)          (52)
                                                               ----------  ------------  ---------------  -----------  ------------
    Net realized gain (loss) ................................      4,590           (18)           7,878       10,793           134
  Net unrealized gain (loss) ................................    (26,974)       (7,327)         (34,001)     (42,967)      (20,855)
                                                               ----------  ------------  ---------------  -----------  ------------
    Net realized and unrealized  gain (loss) ................    (22,384)       (7,345)         (26,123)     (32,174)      (20,721)
                                                               ----------  ------------  ---------------  -----------  ------------
    Net increase (decrease) in net assets from operations ...   $(22,862)   $   (3,838)   $     (26,678)   $ (33,230)   $  (21,279)
                                                               ==========  ============  ===============  ===========  ============


                                                                            ALGER          ALGER                       ALLIANCE
                                                                          AMERICAN       AMERICAN         ALLIANCE      GROWTH
                                                                           MIDCAP          SMALL           GROWTH     AND INCOME
                                                                           GROWTH*     CAPITALIZATION*    CLASS B*      CLASS B*
                                                                        ------------   ---------------  -----------  -------------
INVESTMENT INCOME:
  Dividends ..........................................................   $        -     $           -    $       1    $        12
                                                                        ------------   ---------------  -----------  -------------

EXPENSES:
  Mortality and expense risk fees ....................................        1,464                15           86            676
  Administrative expense fees ........................................          181                 2           11             84
                                                                        ------------   ---------------  -----------  -------------
    Total expenses ...................................................        1,645                17           97            760
                                                                        ------------   ---------------  -----------  -------------
    Net investment income (loss) .....................................       (1,645)              (17)         (96)          (748)
                                                                        ------------   ---------------  -----------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................          238               714          190            129
  Net realized gain (loss) from sales of investments .................           29                (9)         (66)            70
                                                                        ------------   ---------------  -----------  -------------
    Net realized gain (loss) .........................................          267               705          124            199
  Net unrealized gain (loss) .........................................      (23,262)           (1,184)      (3,649)         7,578
                                                                        ------------   ---------------  -----------  -------------
    Net realized and unrealized  gain (loss) .........................      (22,995)             (479)      (3,525)         7,777
                                                                        ------------   ---------------  -----------  -------------
    Net increase (decrease) in net assets from operations ............   $  (24,640)    $        (496)   $  (3,621)   $     7,029
                                                                        ============   ===============  ===========  =============


* For the period 5/1/00 (date of initial investment) to 12/31/00.
(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

For the Year Ended December 31, 2000

                                                                                                                        MUTUAL
                                                                         ALLIANCE        ALLIANCE       FRANKLIN        SHARES
                                                                      PREMIER GROWTH    TECHNOLOGY      SMALL CAP     SECURITIES
                                                                         CLASS B*        CLASS B*       CLASS 2*        CLASS 2*
                                                                     ----------------  ------------  --------------  ------------
INVESTMENT INCOME:
  Dividends .......................................................   $            -    $        -    $          -    $        -
                                                                     ----------------  ------------  --------------  ------------

EXPENSES:
  Mortality and expense risk fees .................................              131           281             574            65
  Administrative expense fees .....................................               16            35              71             8
                                                                     ----------------  ------------  --------------  ------------
    Total expenses ................................................              147           316             645            73
                                                                     ----------------  ------------  --------------  ------------
    Net investment income (loss) ..................................             (147)         (316)           (645)         (73)
                                                                     ----------------  ------------  --------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Realized gain distributions from portfolio sponsors .............               99           105               -             -
  Net realized gain (loss) from sales of investments ..............              (54)       (1,837)           (239)           16
                                                                     ----------------  ------------  --------------  ------------
    Net realized gain (loss) ......................................               45        (1,732)           (239)           16
  Net unrealized gain (loss) ......................................           (6,422)      (23,044)        (17,995)        1,244
                                                                     ----------------  ------------  --------------  ------------
    Net realized and unrealized  gain (loss) ......................           (6,377)      (24,776)        (18,234)        1,260
                                                                     ----------------  ------------  --------------  ------------
    Net increase (decrease) in net assets from operations .........   $       (6,524)   $  (25,092)   $    (18,879)   $    1,187
                                                                     ================  ============  ==============  ============


                                                                        TEMPLETON      TEMPLETON       PIONEER        PIONEER
                                                                         GROWTH      INTERNATIONAL     EMERGING       MID-CAP
                                                                       SECURITIES     SECURITIES      MARKETS VCT    VALUE VCT
                                                                         CLASS 2*       CLASS 2*       CLASS II*     CLASS II*
                                                                      ------------  ---------------  -------------  -----------
INVESTMENT INCOME:
  Dividends ........................................................   $        -    $           -    $         -    $      15
                                                                      ------------  ---------------  -------------  -----------

EXPENSES:
  Mortality and expense risk fees ..................................           39               52             14           49
  Administrative expense fees ......................................            5                7              2            6
                                                                      ------------  ---------------  -------------  -----------
    Total expenses .................................................           44               59             16           55
                                                                      ------------  ---------------  -------------  -----------
    Net investment income (loss) ...................................          (44)             (59)           (16)         (40)
                                                                      ------------  ---------------  -------------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Realized gain distributions from portfolio sponsors ..............            -                -             37          129
  Net realized gain (loss) from sales of investments ...............            5               10             (4)           2
                                                                      ------------  ---------------  -------------  -----------
    Net realized gain (loss) .......................................            5               10             33          131
  Net unrealized gain (loss) .......................................          534              892           (663)         761
                                                                      ------------  ---------------  -------------  -----------
    Net realized and unrealized  gain (loss) .......................          539              902           (630)         892
                                                                      ------------  ---------------  -------------  -----------
    Net increase (decrease) in net assets from operations ..........   $      495    $         843    $      (646)   $     852
                                                                      ============  ===============  =============  ===========


* For the period 5/1/00 (date of initial investment) to 12/31/00.
(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                           GROWTH & INCOME                    HIGH YIELD (a)
                                                                       YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                                     -----------------------------   ---------------------------
                                                                        2000            1999            2000          1999
                                                                     -------------   -------------   ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ..................................  $     27,777    $     44,649    $     81,238  $    412,396
    Net realized gain (loss) ......................................       331,890         613,612        (547,328)     (437,557)
    Net unrealized gain (loss) ....................................       277,347      (1,019,631)        (61,950)     (158,819)
                                                                     -------------   -------------   ------------- -------------
    Net increase (decrease)  in net assets from operations ........       637,014        (361,370)       (528,040)     (183,980)
                                                                     -------------   -------------   ------------- -------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments .........................................       610,260       1,592,922          49,351       465,972
    Withdrawals ...................................................      (897,604)       (453,693)       (314,297)     (477,789)
    Contract benefits .............................................      (160,191)       (184,220)       (293,957)     (162,744)
    Contract charges ..............................................        (2,085)         (2,328)         (1,186)       (1,541)
    Transfers between sub-accounts (including fixed account), net .      (378,957)     (1,568,466)       (685,623)   (1,145,727)
    Other transfers from (to) the General Account .................       340,705         220,466          46,040       296,574
    Net increase (decrease) in investment by Sponsor ..............             -               -               -             -
                                                                     -------------   -------------   ------------- -------------
    Net increase (decrease) in net assets from contract
       transactions ...............................................      (487,872)       (395,319)     (1,199,672)   (1,025,255)
                                                                     -------------   -------------   ------------- -------------
    Net increase (decrease) in net assets .........................       149,142        (756,689)     (1,727,712)   (1,209,235)

NET ASSETS:
  Beginning of year ...............................................     7,092,942       7,849,631       4,125,084     5,334,319
                                                                     -------------   -------------   ------------- -------------
  End of year .....................................................  $  7,242,084    $  7,092,942    $  2,397,372  $  4,125,084
                                                                     =============   =============   ============= =============


                                                                         CAPITAL RESERVES                    CASH RESERVE
                                                                      YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                                    -----------------------------  -----------------------------
                                                                       2000            1999            2000           1999
                                                                    -------------  --------------  --------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .................................  $     56,553   $      60,711   $      88,839   $     80,812
    Net realized gain (loss) .....................................       (29,562)        (24,751)              -              -
    Net unrealized gain (loss) ...................................        51,557         (54,917)              -              -
                                                                    -------------  --------------  --------------  -------------
    Net increase (decrease)  in net assets from operations .......        78,548         (18,957)         88,839         80,812
                                                                    -------------  --------------  --------------  -------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ........................................       415,830         750,951       1,086,647      1,198,545
    Withdrawals ..................................................      (145,395)        (77,509)       (899,677)      (137,113)
    Contract benefits ............................................      (207,193)        (98,005)        (43,619)        (4,404)
    Contract charges .............................................          (200)           (240)           (388)          (367)
    Transfers between sub-accounts (including fixed account), net.      (216,921)       (819,257)     (2,010,761)       201,241
    Other transfers from (to) the General Account ................        60,349          81,814        (196,239)      (111,220)
    Net increase (decrease) in investment by Sponsor .............             -               -               -              -
                                                                    -------------  --------------  --------------  -------------
    Net increase (decrease) in net assets from contract
       transactions ..............................................       (93,530)       (162,246)     (2,064,037)     1,146,682
                                                                    -------------  --------------  --------------  -------------
    Net increase (decrease) in net assets ........................       (14,982)       (181,203)     (1,975,198)     1,227,494

NET ASSETS:
  Beginning of year ..............................................     1,184,321       1,365,524       3,118,006      1,890,512
                                                                    -------------  --------------  --------------  -------------
  End of year ....................................................  $  1,169,339   $   1,184,321   $   1,142,808   $  3,118,006
                                                                    =============  ==============  ==============  =============


                                                                     GROWTH OPPORTUNITIES (a)
                                                                      YEAR ENDED DECEMBER 31,
                                                                    ------------------------------
                                                                       2000             1999
                                                                    -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .................................  $    (57,760)  $      (26,473)
    Net realized gain (loss) .....................................       624,873          137,510
    Net unrealized gain (loss) ...................................    (1,027,906)       1,094,520
                                                                    -------------  ---------------
    Net increase (decrease)  in net assets from operations .......      (460,793)       1,205,557
                                                                    -------------  ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ........................................       319,872          315,852
    Withdrawals ..................................................      (400,100)        (105,672)
    Contract benefits ............................................      (168,482)         (18,312)
    Contract charges .............................................        (1,190)            (739)
    Transfers between sub-accounts (including fixed account), net.       643,594          749,154
    Other transfers from (to) the General Account ................        71,598           97,083
    Net increase (decrease) in investment by Sponsor .............             -                -
                                                                    -------------  ---------------
    Net increase (decrease) in net assets from contract
       transactions ..............................................       465,292        1,037,366
                                                                    -------------  ---------------
    Net increase (decrease) in net assets ........................         4,499        2,242,923

NET ASSETS:
  Beginning of year ..............................................     3,471,097        1,228,174
                                                                    -------------  ---------------
  End of year ....................................................  $  3,475,596   $    3,471,097
                                                                    =============  ===============

* Date of initial investment.
(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K


                                                                          BALANCED (a)                  INTERNATIONAL EQUITY
                                                                    YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                                  ------------------------------   -------------------------------
                                                                     2000             1999             2000             1999
                                                                  -------------   --------------   --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
   Net investment income (loss) ................................. $     29,567    $      13,571    $      12,876   $        3,521
   Net realized gain (loss) .....................................       66,561          110,889           49,068           47,630
   Net unrealized gain (loss) ...................................     (208,973)        (356,807)         (65,435)         106,481
                                                                  -------------   --------------   --------------  ---------------
   Net increase (decrease)  in net assets from operations .......     (112,845)        (232,347)          (3,491)         157,632
                                                                  -------------   --------------   --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments ........................................      254,831          543,696          261,066          442,531
   Withdrawals ..................................................     (420,119)         (95,276)        (206,902)         (95,457)
   Contract benefits ............................................     (150,942)         (86,559)         (15,087)         (55,715)
   Contract charges .............................................         (890)            (924)            (487)            (468)
   Transfers between sub-accounts (including fixed account), net.       (5,546)         (26,702)         162,462           27,726
   Other transfers from (to) the General Account ................       78,411          107,093           68,545           75,740
   Net increase (decrease) in investment by Sponsor .............            -                -                -                -
                                                                  -------------   --------------   --------------  ---------------
   Net increase (decrease) in net assets from contract
      transactions ..............................................     (244,255)         441,328          269,597          394,357
                                                                  -------------   --------------   --------------  ---------------
   Net increase (decrease) in net assets ........................     (357,100)         208,981          266,106          551,989

NET ASSETS:
 Beginning of year ..............................................    2,417,478        2,208,497        1,548,273          996,284
                                                                  -------------   --------------   --------------  ---------------
 End of year .................................................... $  2,060,378    $   2,417,478    $   1,814,379   $    1,548,273
                                                                  =============   ==============   ==============  ===============


                                                                               SMALL
                                                                             CAP VALUE                         TREND
                                                                      YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                    ------------------------------  ------------------------------
                                                                       2000             1999           2000             1999
                                                                    -------------  ---------------  -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .................................  $     (3,230)  $       (3,166)  $    (62,490)  $      (43,397)
    Net realized gain (loss) .....................................        11,579          (32,545)       921,541          471,227
    Net unrealized gain (loss) ...................................       227,648          (89,282)    (1,180,968)       1,345,295
                                                                    -------------  ---------------  -------------  ---------------
    Net increase (decrease)  in net assets from operations .......       235,997         (124,993)      (321,917)       1,773,125
                                                                    -------------  ---------------  -------------  ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ........................................       126,572          367,777        433,798          229,544
    Withdrawals ..................................................      (143,242)         (77,305)    (1,608,983)        (933,942)
    Contract benefits ............................................       (44,177)         (27,302)       (14,700)        (114,130)
    Contract charges .............................................          (503)            (488)        (1,188)            (746)
    Transfers between sub-accounts (including fixed account), net.        25,624         (117,134)       417,270        1,192,948
    Other transfers from (to) the General Account ................        45,121           53,821         18,823           27,044
    Net increase (decrease) in investment by Sponsor .............             -                -              -                -
                                                                    -------------  ---------------  -------------  ---------------
    Net increase (decrease) in net assets from contract
       transactions ..............................................         9,395          199,369       (754,980)         400,718
                                                                    -------------  ---------------  -------------  ---------------
    Net increase (decrease) in net assets ........................       245,392           74,376     (1,076,897)       2,173,843

NET ASSETS:
  Beginning of year ..............................................     1,404,278        1,329,902      4,487,087        2,313,244
                                                                    -------------  ---------------  -------------  ---------------
  End of year ....................................................  $  1,649,670   $    1,404,278   $  3,410,190   $    4,487,087
                                                                    =============  ===============  =============  ===============


                                                                            GLOBAL BOND
                                                                        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                       2000             1999
                                                                     ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ................................... $      (473)   $       2,771
    Net realized gain (loss) .......................................        (356)          (2,826)
    Net unrealized gain (loss) .....................................       1,498           (4,475)
                                                                     ------------   --------------
    Net increase (decrease)  in net assets from operations .........         669           (4,530)
                                                                     ------------   --------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ..........................................           -           61,893
    Withdrawals ....................................................      (1,291)          (2,171)
    Contract benefits ..............................................           -          (35,273)
    Contract charges ...............................................          (6)              (5)
    Transfers between sub-accounts (including fixed account), net ..      12,326           17,252
    Other transfers from (to) the General Account ..................      13,492           (3,847)
    Net increase (decrease) in investment by Sponsor ...............           -                -
                                                                     ------------   --------------
    Net increase (decrease) in net assets from contract
       transactions ................................................      24,521           37,849
                                                                     ------------   --------------
    Net increase (decrease) in net assets ..........................      25,190           33,319

NET ASSETS:
  Beginning of year ................................................      69,977           36,658
                                                                     ------------   --------------
  End of year ...................................................... $    95,167    $      69,977
                                                                     ============   ==============

* Date of initial investment.
(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                            SEPARATE ACCOUNT VA-K

                                                                            STATEGIC INCOME                      DEVON
                                                                         YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                                       -------------------------------  ---------------------------
                                                                          2000              1999           2000          1999
                                                                       -------------    --------------  ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...................................   $    143,946     $      83,740   $     (5,354) $    (21,613)
    Net realized gain (loss) .......................................        (88,656)          (29,076)       (76,100)       31,518
    Net unrealized gain (loss) .....................................       (128,756)         (151,476)      (232,046)     (326,940)
                                                                       -------------    --------------  ------------- -------------
    Net increase (decrease)  in net assets from operations .........        (73,466)          (96,812)      (313,500)     (317,035)
                                                                       -------------    --------------  ------------- -------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ..........................................         60,032           324,332        132,973       417,684
    Withdrawals ....................................................       (205,130)         (206,609)       (62,622)      (35,920)
    Contract benefits ..............................................        (93,372)          (79,956)       (70,557)       (9,154)
    Contract charges ...............................................           (429)             (511)          (477)         (501)
    Transfers between sub-accounts (including fixed account), net ..        (97,043)          (39,115)      (474,019)      (31,762)
    Other transfers from (to) the General Account ..................          8,803            94,431         67,105       131,179
    Net increase (decrease) in investment by Sponsor ...............              -                 -              -             -
                                                                       -------------    --------------  ------------- -------------
    Net increase (decrease) in net assets from contract
       transactions ................................................       (327,139)           92,572       (407,597)      471,526
                                                                       -------------    --------------  ------------- -------------
    Net increase (decrease) in net assets ..........................       (400,605)           (4,240)      (721,097)      154,491

NET ASSETS:
  Beginning of year ................................................      1,911,709         1,915,949      2,557,779     2,403,288
                                                                       -------------    --------------  ------------- -------------
  End of year ......................................................   $  1,511,104     $   1,911,709   $  1,836,682  $  2,557,779
                                                                       =============    ==============  ============= =============

                                                                           EMERGING MARKETS            CONVERTIBLE SECURITIES
                                                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                       --------------------------  ------------------------------
                                                                         2000          1999           2000             1999
                                                                       ------------  ------------  -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...................................   $     3,533   $    (2,878)  $     14,073   $        9,533
    Net realized gain (loss) .......................................         7,000        58,805          4,019           (2,239)
    Net unrealized gain (loss) .....................................      (161,132)      134,668         (6,542)          19,115
                                                                       ------------  ------------  -------------  ---------------
    Net increase (decrease)  in net assets from operations .........      (150,599)      190,595         11,550           26,409
                                                                       ------------  ------------  -------------  ---------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ..........................................        19,978       179,259         11,116          137,502
    Withdrawals ....................................................       (24,506)       (6,953)       (94,341)         (67,314)
    Contract benefits ..............................................             -             -        (46,932)               -
    Contract charges ...............................................           (80)         (163)          (141)            (103)
    Transfers between sub-accounts (including fixed account), net ..         3,904        74,926         25,032          (30,589)
    Other transfers from (to) the General Account ..................        16,042        24,753         23,910           24,584
    Net increase (decrease) in investment by Sponsor ...............             -             -              -                -
                                                                       ------------  ------------  -------------  ---------------
    Net increase (decrease) in net assets from contract
       transactions ................................................        15,338       271,822        (81,356)          64,080
                                                                       ------------  ------------  -------------  ---------------
    Net increase (decrease) in net assets ..........................      (135,261)      462,417        (69,806)          90,489

NET ASSETS:
  Beginning of year ................................................       554,773        92,356        513,057          422,568
                                                                       ------------  ------------  -------------  ---------------
  End of year ......................................................   $   419,512   $   554,773   $    443,251   $      513,057
                                                                       ============  ============  =============  ===============


                                                                            SOCIAL AWARENESS
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
                                                                         2000             1999
                                                                       ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ...................................   $    (6,794)   $      (5,920)
    Net realized gain (loss) .......................................        14,235           23,438
    Net unrealized gain (loss) .....................................       (69,902)          48,152
                                                                       ------------   --------------
    Net increase (decrease)  in net assets from operations .........       (62,461)          65,670
                                                                       ------------   --------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ..........................................         7,859          140,249
    Withdrawals ....................................................       (34,866)         (18,010)
    Contract benefits ..............................................       (40,626)         (21,294)
    Contract charges ...............................................          (149)            (142)
    Transfers between sub-accounts (including fixed account), net ..        35,513         (153,762)
    Other transfers from (to) the General Account ..................         5,875           10,622
    Net increase (decrease) in investment by Sponsor ...............             -                -
                                                                       ------------   --------------
    Net increase (decrease) in net assets from contract
       transactions ................................................       (26,394)         (42,337)
                                                                       ------------   --------------
    Net increase (decrease) in net assets ..........................       (88,855)          23,333

NET ASSETS:
  Beginning of year ................................................       594,535          571,202
                                                                       ------------   --------------
  End of year ......................................................   $   505,680    $     594,535
                                                                       ============   ==============

* Date of initial investment.
(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K


                                                                                            REIT
                                                                                YEAR ENDED        PERIOD FROM
                                                                             DECEMBER 31, 2000  8/20/99* TO 12/31/99
                                                                             -----------------  --------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .........................................   $           303    $              (141)
    Net realized gain (loss) .............................................              2,640                    (9)
    Net unrealized gain (loss) ...........................................              9,187                (1,160)
                                                                             -----------------  --------------------
    Net increase (decrease)  in net assets from operations ...............             12,130                 (1,310)
                                                                             -----------------  --------------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ................................................                  -                 28,944
    Withdrawals ..........................................................            (33,881)                     -
    Contract benefits ....................................................                  -                      -
    Contract charges .....................................................                 (4)                     -
    Transfers between sub-accounts (including fixed account), net ........             37,937                    309
    Other transfers from (to) the General Account ........................             11,328                      -
    Net increase (decrease) in investment by Sponsor .....................                  -                      -
                                                                             -----------------  --------------------
    Net increase (decrease) in net assets from contract transactions .....             15,380                 29,253
                                                                             -----------------  --------------------
    Net increase (decrease) in net assets ................................             27,510                 27,943

NET ASSETS:
  Beginning of year ......................................................             27,943                      -
                                                                             -----------------  --------------------
  End of year ............................................................   $         55,453   $             27,943
                                                                             =================  ====================


                                                                                        SELECT GROWTH (a)
                                                                                                     PERIOD FROM
                                                                                 YEAR ENDED           5/3/99* TO
                                                                              DECEMBER 31, 2000       12/31/99
                                                                              ------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .........................................    $         (35,044)  $        (3,054)
    Net realized gain (loss) .............................................               80,509             8,792
    Net unrealized gain (loss) ...........................................             (744,813)          279,499
                                                                              ------------------  ----------------
    Net increase (decrease)  in net assets from operations ...............             (699,348)          285,237
                                                                              ------------------  ----------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ................................................              507,578            10,984
    Withdrawals ..........................................................             (127,991)           (5,378)
    Contract benefits ....................................................              (29,322)                -
    Contract charges .....................................................                 (601)              (20)
    Transfers between sub-accounts (including fixed account), net ........              768,600         1,382,384
    Other transfers from (to) the General Account ........................               22,865           (90,557)
    Net increase (decrease) in investment by Sponsor .....................                    -               (27)
                                                                              ------------------  ----------------
    Net increase (decrease) in net assets from contract transactions .....            1,141,129         1,297,386
                                                                              ------------------  ----------------
    Net increase (decrease) in net assets ................................              441,781         1,582,623

NET ASSETS:
  Beginning of year ......................................................            1,582,623                 -
                                                                              ------------------  ----------------
  End of year ............................................................    $       2,024,404   $     1,582,623
                                                                              ==================  ================


                                                                                            U.S. GROWTH
                                                                                                        PERIOD FROM
                                                                                    YEAR ENDED          11/16/99* TO
                                                                                 DECEMBER 31, 2000        12/31/99
                                                                                -------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .........................................      $           (7,717)  $           (127)
    Net realized gain (loss) .............................................                   6,538                  -
    Net unrealized gain (loss) ...........................................                 (50,635)             6,423
                                                                                -------------------  -----------------
    Net increase (decrease)  in net assets from operations ...............                 (51,814)             6,296
                                                                                -------------------  -----------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ................................................                  38,756                  -
    Withdrawals ..........................................................                (162,464)              (355)
    Contract benefits ....................................................                       -                  -
    Contract charges .....................................................                     (85)                 -
    Transfers between sub-accounts (including fixed account), net ........                 486,170            247,254
    Other transfers from (to) the General Account ........................                      63                  -
    Net increase (decrease) in investment by Sponsor .....................                  (2,401)             2,000
                                                                                -------------------  -----------------
    Net increase (decrease) in net assets from contract transactions .....                 360,039            248,899
                                                                                -------------------  -----------------
    Net increase (decrease) in net assets ................................                 308,225            255,195

NET ASSETS:
  Beginning of year ......................................................                 255,195                  -
                                                                                -------------------  -----------------
  End of year ............................................................      $          563,420   $        255,195
                                                                                ===================  =================

                                                                                                       AIM V.I.
                                                                                  AIM V.I. GROWTH     HIGH YIELD
                                                                                    PERIOD FROM       PERIOD FROM
                                                                                    5/1/00* TO         5/1/00* TO
                                                                                     12/31/00          12/31/00
                                                                                  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .........................................        $          (478)  $         3,507
    Net realized gain (loss) .............................................                  4,590               (18)
    Net unrealized gain (loss) ...........................................                (26,974)           (7,327)
                                                                                  ----------------  ----------------
    Net increase (decrease)  in net assets from operations ...............                (22,862)           (3,838)
                                                                                  ----------------  ----------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ................................................                 38,331             8,739
    Withdrawals ..........................................................                      -                 -
    Contract benefits ....................................................                      -                 -
    Contract charges .....................................................                      -                 -
    Transfers between sub-accounts (including fixed account), net ........                 72,408            21,419
    Other transfers from (to) the General Account ........................                 13,128                 -
    Net increase (decrease) in investment by Sponsor .....................                    497             2,000
                                                                                  ----------------  ----------------
    Net increase (decrease) in net assets from contract transactions .....                124,364            32,158
                                                                                  ----------------  ----------------
    Net increase (decrease) in net assets ................................                101,502            28,320

NET ASSETS:
  Beginning of year ......................................................                      -                 -
                                                                                  ----------------  ----------------
  End of year ............................................................        $       101,502   $        28,320
                                                                                  ================  ================


                                                                                        AIM V.I.
                                                                                  INTERNATIONAL EQUITY
                                                                                       PERIOD FROM
                                                                                   5/1/00* TO 12/31/00
                                                                                  ----------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ..........................................       $                (555)
    Net realized gain (loss) ..............................................                       7,878
    Net unrealized gain (loss) ............................................                     (34,001)
                                                                                  ----------------------
    Net increase (decrease)  in net assets from operations ................                     (26,678)
                                                                                  ----------------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments .................................................                      11,631
    Withdrawals ...........................................................                        (222)
    Contract benefits .....................................................                           -
    Contract charges ......................................................                           -
    Transfers between sub-accounts (including fixed account), net .........                     145,289
    Other transfers from (to) the General Account .........................                           -
    Net increase (decrease) in investment by Sponsor ......................                          94
                                                                                  ----------------------
    Net increase (decrease) in net assets from contract transactions ......                     156,792
                                                                                  ----------------------
    Net increase (decrease) in net assets .................................                     130,114

NET ASSETS:
  Beginning of year .......................................................                           -
                                                                                  ----------------------
  End of year .............................................................       $             130,114
                                                                                  ======================

* Date of initial investment.
(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K


                                                                                                             ALGER
                                                                                                            AMERICAN
                                                                                                           LEVERAGED
                                                                                      AIM V.I. VALUE         ALLCAP
                                                                                        PERIOD FROM       PERIOD FROM
                                                                                        5/1/00* TO         5/1/00* TO
                                                                                         12/31/00           12/31/00
                                                                                      ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ..........................................           $        (1,056)  $           (558)
    Net realized gain (loss) ..............................................                    10,793                134
    Net unrealized gain (loss) ............................................                   (42,967)           (20,855)
                                                                                      ----------------  -----------------
    Net increase (decrease)  in net assets from operations ................                   (33,230)           (21,279)
                                                                                      ----------------  -----------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments .................................................                    87,504                  -
    Withdrawals ...........................................................                      (912)                 -
    Contract benefits .....................................................                         -                  -
    Contract charges ......................................................                       (11)                 -
    Transfers between sub-accounts (including fixed account), net .........                   200,362             89,226
    Other transfers from (to) the General Account .........................                         -                  -
    Net increase (decrease) in investment by Sponsor ......................                       129              2,000
                                                                                      ----------------  -----------------
    Net increase (decrease) in net assets from contract transactions ......                   287,072             91,226
                                                                                      ----------------  -----------------
    Net increase (decrease) in net assets .................................                   253,842             69,947

NET ASSETS:
  Beginning of year .......................................................                         -                  -
                                                                                      ----------------  -----------------
  End of year .............................................................           $       253,842   $         69,947
                                                                                      ================  =================


                                                                                             ALGER              ALGER
                                                                                           AMERICAN           AMERICAN
                                                                                            MIDCAP              SMALL
                                                                                            GROWTH         CAPITALIZATION
                                                                                          PERIOD FROM        PERIOD FROM
                                                                                           5/1/00* TO         5/1/00* TO
                                                                                            12/31/00           12/31/00
                                                                                        ----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ..........................................             $        (1,645)  $             (17)
    Net realized gain (loss) ..............................................                         267                 705
    Net unrealized gain (loss) ............................................                     (23,262)             (1,184)
                                                                                        ----------------  ------------------
    Net increase (decrease)  in net assets from operations ................                     (24,640)               (496)
                                                                                        ----------------  ------------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments .................................................                      35,118                   -
    Withdrawals ...........................................................                      (2,097)                  -
    Contract benefits .....................................................                           -                   -
    Contract charges ......................................................                          (5)                  -
    Transfers between sub-accounts (including fixed account), net .........                     269,837                   -
    Other transfers from (to) the General Account .........................                           -                   -
    Net increase (decrease) in investment by Sponsor ......................                         (92)              2,000
                                                                                        ----------------  ------------------
    Net increase (decrease) in net assets from contract transactions ......                     302,761               2,000
                                                                                        ----------------  ------------------
    Net increase (decrease) in net assets .................................                     278,121               1,504

NET ASSETS:
  Beginning of year .......................................................                           -                   -
                                                                                        ----------------  ------------------
  End of year .............................................................             $       278,121   $           1,504
                                                                                        ================  ==================


                                                                                                                 ALLIANCE
                                                                                              ALLIANCE            GROWTH
                                                                                               GROWTH           AND INCOME
                                                                                               CLASS B            CLASS B
                                                                                             PERIOD FROM        PERIOD FROM
                                                                                             5/1/00* TO         5/1/00* TO
                                                                                              12/31/00            12/31/00
                                                                                          ------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ..........................................               $             (96)  $          (748)
    Net realized gain (loss) ..............................................                             124               199
    Net unrealized gain (loss) ............................................                          (3,649)            7,578
                                                                                          ------------------  ----------------
    Net increase (decrease)  in net assets from operations ................                          (3,621)            7,029
                                                                                          ------------------  ----------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments .................................................                               -            12,879
    Withdrawals ...........................................................                            (476)             (634)
    Contract benefits .....................................................                               -                 -
    Contract charges ......................................................                               -                (6)
    Transfers between sub-accounts (including fixed account), net .........                          19,149           110,882
    Other transfers from (to) the General Account .........................                               -            11,486
    Net increase (decrease) in investment by Sponsor ......................                           2,000               (69)
                                                                                          ------------------  ----------------
    Net increase (decrease) in net assets from contract transactions ......                          20,673           134,538
                                                                                          ------------------  ----------------
    Net increase (decrease) in net assets .................................                          17,052           141,567

NET ASSETS:
  Beginning of year .......................................................                               -                 -
                                                                                          ------------------  ----------------
  End of year .............................................................               $          17,052   $       141,567
                                                                                          ==================  ================


                                                                                                ALLIANCE           ALLIANCE
                                                                                             PREMIER GROWTH       TECHNOLOGY
                                                                                                 CLASS B            CLASS B
                                                                                               PERIOD FROM        PERIOD FROM
                                                                                                5/1/00* TO         5/1/00* TO
                                                                                                 12/31/00          12/31/00
                                                                                            ------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ..........................................                 $            (147)  $          (316)
    Net realized gain (loss) ..............................................                                45            (1,732)
    Net unrealized gain (loss) ............................................                            (6,422)          (23,044)
                                                                                            ------------------  ----------------
    Net increase (decrease)  in net assets from operations ................                            (6,524)          (25,092)
                                                                                            ------------------  ----------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments .................................................                             4,479            12,820
    Withdrawals ...........................................................                              (422)           (5,730)
    Contract benefits .....................................................                                 -                 -
    Contract charges ......................................................                               (10)              (21)
    Transfers between sub-accounts (including fixed account), net .........                            29,043            62,113
    Other transfers from (to) the General Account .........................                                 -                 -
    Net increase (decrease) in investment by Sponsor ......................                             2,000             2,000
                                                                                            ------------------  ----------------
    Net increase (decrease) in net assets from contract transactions ......                            35,090            71,182
                                                                                            ------------------  ----------------
    Net increase (decrease) in net assets .................................                            28,566            46,090

NET ASSETS:
  Beginning of year .......................................................                                 -                 -
                                                                                            ------------------  ----------------
  End of year .............................................................                 $          28,566   $        46,090
                                                                                            ==================  ================

* Date of initial investment.
(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-K


                                                                                                                   MUTUAL
                                                                                                FRANKLIN           SHARES
                                                                                                SMALL CAP        SECURITIES
                                                                                                 CLASS 2           CLASS 2
                                                                                               PERIOD FROM       PERIOD FROM
                                                                                                5/1/00* TO        5/1/00* TO
                                                                                                 12/31/00          12/31/00
                                                                                             ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ......................................................      $          (645)  $           (73)
    Net realized gain (loss) ..........................................................                 (239)               16
    Net unrealized gain (loss) ........................................................              (17,995)            1,244
                                                                                             ----------------  ----------------
    Net increase (decrease)  in net assets from operations ............................              (18,879)            1,187
                                                                                             ----------------  ----------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments .............................................................                8,739            12,879
    Withdrawals .......................................................................                 (129)             (336)
    Contract benefits .................................................................                    -                 -
    Contract charges ..................................................................                    -                 -
    Transfers between sub-accounts (including fixed account), net .....................               99,931               646
    Other transfers from (to) the General Account .....................................                    -                 -
    Net increase (decrease) in investment by Sponsor ..................................                  (41)            2,000
                                                                                             ----------------  ----------------
    Net increase (decrease) in net assets from contract transactions ..................              108,500            15,189
                                                                                             ----------------  ----------------
    Net increase (decrease) in net assets .............................................               89,621            16,376

NET ASSETS:
  Beginning of year ...................................................................                    -                 -
                                                                                             ----------------  ----------------
  End of year .........................................................................      $        89,621   $        16,376
                                                                                             ================  ================


                                                                                                  TEMPLETON         TEMPLETON
                                                                                                   GROWTH         INTERNATIONAL
                                                                                                 SECURITIES        SECURITIES
                                                                                                   CLASS 2           CLASS 2
                                                                                                 PERIOD FROM       PERIOD FROM
                                                                                                 5/1/00* TO         5/1/00* TO
                                                                                                  12/31/00           12/31/00
                                                                                               ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ......................................................        $           (44)  $           (59)
    Net realized gain (loss) ..........................................................                      5                10
    Net unrealized gain (loss) ........................................................                    534               892
                                                                                               ----------------  ----------------
    Net increase (decrease)  in net assets from operations ............................                    495               843
                                                                                               ----------------  ----------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments .............................................................                  6,440            16,720
    Withdrawals .......................................................................                   (166)                -
    Contract benefits .................................................................                      -                 -
    Contract charges ..................................................................                      -                 -
    Transfers between sub-accounts (including fixed account), net .....................                      -              (464)
    Other transfers from (to) the General Account .....................................                      -                 -
    Net increase (decrease) in investment by Sponsor ..................................                  2,000             2,000
                                                                                               ----------------  ----------------
    Net increase (decrease) in net assets from contract transactions ..................                  8,274            18,256
                                                                                               ----------------  ----------------
    Net increase (decrease) in net assets .............................................                  8,769            19,099

NET ASSETS:
  Beginning of year ...................................................................                      -                 -
                                                                                               ----------------  ----------------
  End of year .........................................................................        $         8,769   $        19,099
                                                                                               ================  ================


                                                                                                     PIONEER           PIONEER
                                                                                                    EMERGING           MID-CAP
                                                                                                   MARKETS VCT        VALUE VCT
                                                                                                    CLASS II          CLASS II
                                                                                                   PERIOD FROM       PERIOD FROM
                                                                                                   5/1/00* TO         5/1/00* TO
                                                                                                    12/31/00           12/31/00
                                                                                                 ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ......................................................          $           (16)  $           (40)
    Net realized gain (loss) ..........................................................                       33               131
    Net unrealized gain (loss) ........................................................                     (663)              761
                                                                                                 ----------------  ----------------
    Net increase (decrease)  in net assets from operations ............................                     (646)              852
                                                                                                 ----------------  ----------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments .............................................................                        -                 -
    Withdrawals .......................................................................                        -              (235)
    Contract benefits .................................................................                        -                 -
    Contract charges ..................................................................                        -                 -
    Transfers between sub-accounts (including fixed account), net .....................                        -             7,252
    Other transfers from (to) the General Account .....................................                        -                 -
    Net increase (decrease) in investment by Sponsor ..................................                    2,000             2,000
                                                                                                 ----------------  ----------------
    Net increase (decrease) in net assets from contract transactions ..................                    2,000             9,017
                                                                                                 ----------------  ----------------
    Net increase (decrease) in net assets .............................................                    1,354             9,869

NET ASSETS:
  Beginning of year ...................................................................                        -                 -
                                                                                                 ----------------  ----------------
  End of year .........................................................................          $         1,354   $         9,869
                                                                                                 ================  ================

* Date of initial investment.
(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT VA-K
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Separate Account VA-K, which funds the Delaware Medallion variable annuity contracts (the Delaware contracts) in addition to other contracts (the Allmerica Advantage, ExecAnnuity Plus and Allmerica Immediate Advantage variable annuity contracts), is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on April 1, 1994 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Separate Account VA-K are clearly identified and distinguished from the other assets and liabilities of the Company. Separate Account VA-K cannot be charged with liabilities arising out of any other business of the Company.

     Separate Account VA-K is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Separate Account VA-K currently offers thirty-five Sub-Accounts under the Delaware contracts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Delaware Group Premium Fund (DGPF), managed by Delaware Management Company, or Delaware International Advisers Ltd.; or of the AIM Variable Insurance Funds
(AVIF) managed by A I M Advisors, Inc.; or of The Alger American Fund (Alger) managed by Fred Alger Management, Inc.; or of the Alliance Variable Products Series Fund (Alliance), managed by Alliance Capital Management, L.P.; or of the Franklin Templeton Variable Insurance Products Trust (FT VIP) managed by Templeton Global Advisors Limited or Templeton Investment Counsel, Inc.; or of the Pioneer Variable Contracts Trust (Pioneer VCT) managed by Pioneer Investment Management, Inc.. DGPF, AVIF, Alger, Alliance, FT VIP, and Pioneer VCT (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

     Effective May 1, 2000, Delchester was renamed High Yield, Delcap was renamed Growth Opportunities, Delaware Balanced was renamed Balanced, and Aggressive Growth was renamed Select Growth.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by Separate Account VA-K in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

     FEDERAL INCOME TAXES - The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Separate Account VA-K. Therefore, no provision for income taxes has been charged against Separate Account VA-K.

                              SEPARATE ACCOUNT VA-K
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 - INVESTMENTS

     The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 2000 were as follows:

                                                                       PORTFOLIO INFORMATION
                                                       ----------------------------------------------------
                                                                                               NET ASSET
                                                          NUMBER OF          AGGREGATE           VALUE
INVESTMENT PORTFOLIO                                        SHARES              COST           PER SHARE
--------------------                                   ----------------  ----------------  ----------------
Growth & Income ..................................              428,526   $     7,312,454   $        16.900
High Yield (a) ...................................              399,562         3,116,947             6.000
Capital Reserves .................................              122,514         1,166,202             9.530
Cash Reserve .....................................              114,109         1,141,091            10.000
Growth Opportunities (a) .........................              144,877         3,219,912            23.990
Balanced (a) .....................................              135,107         2,320,700            15.250
International Equity .............................              101,136         1,655,205            17.940
Small Cap Value ..................................               93,466         1,435,743            17.650
Trend ............................................              114,436         2,996,039            29.800
Global Bond ......................................                9,781            98,146             9.730
Strategic Income .................................              177,568         1,781,370             8.510
Devon ............................................              154,603         2,125,159            11.880
Emerging Markets .................................               66,484           479,969             6.310
Convertible Securities ...........................               38,644           431,561            11.470
Social Awareness .................................               34,191           489,511            14.790
REIT .............................................                5,032            47,426            11.020
Select Growth (a) ................................              185,896         2,489,718            10.890
U. S. Growth .....................................               55,564           607,632            10.140
AIM V.I. Growth ..................................                4,090           128,476            24.820
AIM V.I. High Yield ..............................                4,453            35,647             6.360
AIM V.I. International Equity ....................                6,467           164,115            20.120
AIM V.I. Value ...................................                9,295           296,809            27.310
Alger American Leveraged AllCap ..................                1,803            90,802            38.800
Alger American MidCap Growth .....................                9,083           301,383            30.620
Alger American Small Capitalization ..............                   64             2,688            23.490
Alliance Growth Class B ..........................                  682            20,701            24.990
Alliance Growth and Income Class B ...............                6,139           133,989            23.060
Alliance Premier Growth Class B ..................                  895            34,988            31.930
Alliance Technology Class B ......................                1,851            69,134            24.900
Franklin Small Cap Class 2 .......................                4,239           107,616            21.140
Mutual Shares Securities Class 2 .................                1,152            15,132            14.220
Templeton Growth Securities Class 2 ..............                  640             8,235            13.700
Templeton International Securities Class 2 .......                1,023            18,207            18.670
Pioneer Emerging Markets VCT Class II ............                  112             2,017            12.080
Pioneer Mid-Cap Value VCT Class II ...............                  556             9,108            17.750

(a) Name changed.  See Note 1.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The Company makes a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account 0.15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily basis.

     A contract fee is currently deducted on the contract anniversary and upon full surrender of the contract when the accumulated value is $50,000 or less on contracts issued on Form A3019-94 and Form A3022-93 (Delaware Medallion I & II) and less than $50,000 on contracts issued on Form A3025-96 (Delaware Medallion
III). The fee is currently waived for the above contracts issued to and maintained by the trustee of a 401(k) plan.

     Allmerica Investments, Inc., (Allmerica Investments), an indirect wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Separate Account VA-K, and does not receive any compensation for sales of the contracts. Commissions are paid by the Company to registered representatives of Allmerica Investments and to certain independent broker-dealers. The Delaware Medallion I, II, and III products have a contingent deferred sales charge and no deduction is made for sales charges at the time of sale.

                              SEPARATE ACCOUNT VA-K
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS

     Transactions from contractowners and sponsor were as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                                          2000                                  1999
                                           ----------------------------------    ----------------------------------
                                                 UNITS             AMOUNT             UNITS              AMOUNT
                                           ---------------    ---------------    ---------------    ---------------
Growth & Income
  Issuance of Units ....................           880,060    $     1,818,780          1,409,110    $     3,198,360
  Redemption of Units ..................        (1,107,041)        (2,306,652)        (1,599,773)        (3,593,679)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............          (226,981)   $      (487,872)          (190,663)   $      (395,319)
                                           ===============    ===============    ===============    ===============

High Yield (a)
  Issuance of Units ....................           949,778    $     1,207,209          2,042,797    $     2,688,612
  Redemption of Units ..................        (1,893,159)        (2,406,881)        (2,815,392)        (3,713,867)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............          (943,381)   $    (1,199,672)          (772,595)   $    (1,025,255)
                                           ===============    ===============    ===============    ===============

Capital Reserves
  Issuance of Units ....................           641,887    $       823,452            761,067    $       967,941
  Redemption of Units ..................          (713,566)          (916,982)          (892,640)        (1,130,187)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           (71,679)   $       (93,530)          (131,573)   $      (162,246)
                                           ===============    ===============    ===============    ===============

Cash Reserves
  Issuance of Units ....................         2,455,610    $     3,033,693          5,120,948    $     6,099,027
  Redemption of Units ..................        (4,116,689)        (5,097,730)        (4,166,078)        (4,952,345)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............        (1,661,079)   $    (2,064,037)           954,870    $     1,146,682
                                           ===============    ===============    ===============    ===============

Growth Opportunities (a)
  Issuance of Units ....................           415,979    $     1,439,139            707,027    $     1,559,337
  Redemption of Units ..................          (292,624)          (973,847)          (223,737)          (521,971)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           123,355    $       465,292            483,290    $     1,037,366
                                           ===============    ===============    ===============    ===============

Balanced (a)
  Issuance of Units ....................           338,898    $       619,098            607,092    $     1,199,317
  Redemption of Units ..................          (477,895)          (863,353)          (387,918)          (757,989)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............          (138,997)   $      (244,255)           219,174    $       441,328
                                           ===============    ===============    ===============    ===============

International Equity
  Issuance of Units ....................           366,701    $       608,209            538,825    $       848,836
  Redemption of Units ..................          (204,819)          (338,612)          (302,943)          (454,479)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           161,882    $       269,597            235,882    $       394,357
                                           ===============    ===============    ===============    ===============

Small Cap Value
  Issuance of Units ....................           306,843    $       523,104            711,142    $     1,192,795
  Redemption of Units ..................          (300,166)          (513,709)          (619,326)          (993,426)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............             6,677    $         9,395             91,816    $       199,369
                                           ===============    ===============    ===============    ===============

Trend
  Issuance of Units ....................           361,979    $     1,452,357            942,814    $     2,701,540
  Redemption of Units ..................          (580,420)        (2,207,337)          (773,397)        (2,300,822)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............          (218,441)   $      (754,980)           169,417    $       400,718
                                           ===============    ===============    ===============    ===============

Global Bond
  Issuance of Units ....................            26,096    $        27,742            141,216    $       136,784
  Redemption of Units ..................            (2,994)            (3,221)          (109,661)           (98,935)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............            23,102    $        24,521             31,555    $        37,849
                                           ===============    ===============    ===============    ===============

Strategic Income
  Issuance of Units ....................           290,784    $       285,121            617,030    $       669,157
  Redemption of Units ..................          (623,462)          (612,260)          (533,672)          (576,585)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............          (332,678)   $      (327,139)            83,358    $        92,572
                                           ===============    ===============    ===============    ===============

                              SEPARATE ACCOUNT VA-K
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                                    YEAR ENDED DECEMBER 31,
                                                          2000                                  1999
                                           ----------------------------------    ----------------------------------
                                                 UNITS             AMOUNT             UNITS              AMOUNT
                                           ---------------    ---------------    ---------------    ---------------
Devon
  Issuance of Units ....................           487,080    $       623,795          1,293,851    $     1,832,033
  Redemption of Units ..................          (813,969)        (1,031,392)          (980,535)        (1,360,507)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............          (326,889)   $      (407,597)           313,316    $       471,526
                                           ===============    ===============    ===============    ===============

Emerging Markets
  Issuance of Units ....................           173,310    $       150,914          1,918,546    $     1,110,189
  Redemption of Units ..................          (170,383)          (135,576)        (1,346,384)          (838,367)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............             2,927    $        15,338            572,162    $       271,822
                                           ===============    ===============    ===============    ===============

Convertible Securities
  Issuance of Units ....................            49,610    $        61,493            227,308    $       261,127
  Redemption of Units ..................          (116,799)          (142,849)          (170,605)          (197,047)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           (67,189)   $       (81,356)            56,703    $        64,080
                                           ===============    ===============    ===============    ===============

Social Awareness
  Issuance of Units ....................            73,660    $       108,571            162,138    $       237,968
  Redemption of Units ..................           (91,414)          (134,965)          (187,808)          (280,305)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           (17,754)   $       (26,394)           (25,670)   $       (42,337)
                                           ===============    ===============    ===============    ===============

REIT
  Issuance of Units ....................            50,400    $        54,883             29,253    $        29,253
  Redemption of Units ..................           (34,822)           (39,503)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............            15,578    $        15,380             29,253    $        29,253
                                           ===============    ===============    ===============    ===============

Select Growth (a)
  Issuance of Units ....................         1,181,739    $     1,742,961          1,229,182    $     1,417,037
  Redemption of Units ..................          (429,256)          (601,832)          (111,285)          (119,651)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           752,483    $     1,141,129          1,117,897    $     1,297,386
                                           ===============    ===============    ===============    ===============

U.S. Growth
  Issuance of Units ....................           475,192    $       530,915            241,748    $       249,254
  Redemption of Units ..................          (152,619)          (170,876)              (350)              (355)
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           322,573    $       360,039            241,398    $       248,899
                                           ===============    ===============    ===============    ===============

AIM V.I. Growth
  Issuance of Units ....................           194,266    $       177,545                  -    $             -
  Redemption of Units ..................           (55,962)           (53,181)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           138,304    $       124,364                  -    $             -
                                           ===============    ===============    ===============    ===============

AIM V.I. High Yield
  Issuance of Units ....................            55,648    $        52,941                  -    $             -
  Redemption of Units ..................           (21,128)           (20,783)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............            34,520    $        32,158                  -    $             -
                                           ===============    ===============    ===============    ===============

AIM V.I. International Equity
  Issuance of Units ....................           227,646    $       215,610                  -    $             -
  Redemption of Units ..................           (63,608)           (58,818)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           164,038    $       156,792                  -    $             -
                                           ===============    ===============    ===============    ===============

AIM V.I. Value
  Issuance of Units ....................           406,655    $       368,257                  -    $             -
  Redemption of Units ..................           (89,223)           (81,185)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           317,432    $       287,072                  -    $             -
                                           ===============    ===============    ===============    ===============

                              SEPARATE ACCOUNT VA-K
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                                    YEAR ENDED DECEMBER 31,
                                                          2000                                  1999
                                           ----------------------------------    ----------------------------------
                                                 UNITS             AMOUNT             UNITS              AMOUNT
                                           ---------------    ---------------    ---------------    ---------------
Alger American Leveraged AllCap
  Issuance of Units ....................           104,079    $       100,651                  -    $             -
  Redemption of Units ..................           (10,544)            (9,425)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           93,535    $         91,226                  -    $             -
                                           ===============    ===============    ===============    ===============

Alger American MidCap Growth
  Issuance of Units ....................           335,902    $       345,393                  -    $             -
  Redemption of Units ..................           (43,343)           (42,632)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           292,559    $       302,761                  -    $             -
                                           ===============    ===============    ===============    ===============

Alger American Small Capitalization
  Issuance of Units ....................             2,000    $         2,000                  -    $             -
  Redemption of Units ..................                 -                  -                  -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............             2,000    $         2,000                  -    $             -
                                           ===============    ===============    ===============    ===============

Alliance Growth Class B
  Issuance of Units ....................            21,467    $        21,149                  -    $             -
  Redemption of Units ..................              (519)              (476)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............            20,948    $        20,673                  -    $             -
                                           ===============    ===============    ===============    ===============

Alliance Growth and Income Class B
  Issuance of Units ....................           150,416    $       154,097                  -    $             -
  Redemption of Units ..................           (18,830)           (19,559)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           131,586    $       134,538                  -    $             -
                                           ===============    ===============    ===============    ===============

Alliance Premier Growth Class B
  Issuance of Units ....................            36,820    $        35,522                  -    $             -
  Redemption of Units ..................              (461)              (432)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............            36,359    $        35,090                  -    $             -
                                           ===============    ===============    ===============    ===============

Alliance Technology Class B
  Issuance of Units ....................            79,003    $        76,933                  -    $             -
  Redemption of Units ..................            (7,710)            (5,751)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............            71,293    $        71,182                  -    $             -
                                           ===============    ===============    ===============    ===============

Franklin Small Cap
  Issuance of Units ....................           170,028    $       168,143                  -    $             -
  Redemption of Units ..................           (62,304)           (59,643)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............           107,724    $       108,500                  -    $             -
                                           ===============    ===============    ===============    ===============

Mutual Shares Securities Class 2
  Issuance of Units ....................            15,256    $        15,526                  -    $             -
  Redemption of Units ..................              (318)              (337)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............            14,938    $        15,189                  -    $             -
                                           ===============    ===============    ===============    ===============

Templeton Growth Securities Class 2
  Issuance of Units ....................             8,552    $         8,440                  -    $             -
  Redemption of Units ..................              (166)              (166)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............             8,386    $         8,274                  -    $             -
                                           ===============    ===============    ===============    ===============

Templeton International Securities Class 2
  Issuance of Units ....................            19,179    $        18,720                  -    $             -
  Redemption of Units ..................              (468)              (464)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............            18,711    $         18,256                 -    $             -
                                           ===============    ===============    ===============    ===============

Pioneer Emerging Markets VCT Class II
  Issuance of Units ....................             2,000    $         2,000                  -    $             -
  Redemption of Units ..................                 -                  -                  -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............             2,000    $         2,000                  -    $             -
                                           ===============    ===============    ===============    ===============

Pioneer Mid Cap Value VCT Class II
  Issuance of Units ....................             9,013    $         9,252                  -    $             -
  Redemption of Units ..................              (224)              (235)                 -                  -
                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ............             8,789    $         9,017                  -    $             -
                                           ===============    ===============    ===============    ===============

(a)  Name changed.  See Note 1.

                              SEPARATE ACCOUNT VA-K
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

     The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Separate Account VA-K satisfies the current requirements of the regulations, and it intends that Separate Account VA-K will continue to meet such requirements.

NOTE 7 - PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of shares of the Funds by Separate Account VA-K during the year ended December 31, 2000 were as follows:

Investment Portfolio                                             Purchases           Sales
--------------------                                          ---------------   ---------------
Growth & Income ..........................................    $     2,049,905   $     1,906,210
High Yield (a) ...........................................          1,222,481         2,327,851
Capital Reserves .........................................            877,145           908,763
Cash Reserve .............................................          2,839,353         4,811,396
Growth Opportunities (a) .................................          1,646,184           849,217
Balanced (a) .............................................            659,448           727,938
International Equity .....................................            618,902           305,690
Small Cap Value ..........................................            522,800           494,936
Trend ....................................................          1,539,215         2,090,168
Global Bond ..............................................             27,819             3,771
Strategic Income .........................................            395,232           578,425
Devon ....................................................            584,626           997,577
Emerging Markets .........................................            150,939           132,068
Convertible Securities ...................................             77,956           145,239
Social Awareness .........................................            105,829           139,017
REIT .....................................................             55,880            40,197
Select Growth (a)  .......................................          1,747,298           589,321
U. S. Growth .............................................            528,656           176,334
AIM V.I. Growth ..........................................            183,030            55,661
AIM V.I. High Yield ......................................             56,593            20,928
AIM V.I. International Equity ............................            186,836            22,098
AIM V.I. Value ...........................................            342,080            44,831
Alger American Leveraged AllCap ..........................             91,413               559
Alger American MidCap Growth .............................            326,080            24,726
Alger American Small Capitalization ......................              2,714                17
Alliance Growth Class B ..................................             21,340               573
Alliance Growth and Income Class B .......................            137,123             3,204
Alliance Premier Growth Class B ..........................             35,616               574
Alliance Technology Class B ..............................             76,830             5,859
Franklin Small Cap Class 2 ...............................            130,401            22,546
Mutual Shares Securities Class 2 .........................             15,525               409
Templeton Growth Securities Class 2 ......................              8,440               210
Templeton International Securities Class 2 ...............             18,720               523
Pioneer Emerging Markets VCT Class II ....................              2,037                16
Pioneer Mid-Cap Value VCT Class II .......................              9,394               288
                                                              ---------------   ---------------
  Totals .................................................    $    17,293,840   $    17,427,140
                                                              ===============   ===============

(a) Name changed.  See Note 1.

NOTE 8 - ACCOUNTING PRONOUNCEMENTS

     In November of 2000, a revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, Audits of Investment Companies, was issued and effective for fiscal years beginning after December 15, 2000. The impact of this guide is not considered to be significant.